2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI AUSTRALIA INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

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EWA | NYSE Arca

iShares®

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iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Australia Index Fund (the “Fund”).

CUSIP: 464286103

Trading Symbol: EWA

Underlying Index: MSCI Australia Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 200,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“MSCI Australia IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Australian Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were materials, banks and real estate.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The agricultural and mining sectors of Australia’s economy account for the majority of its exports. Australia is susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any negative changes in these sectors could have an adverse impact on the Australian economy.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Australian currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations

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caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries.

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During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate

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exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Australian economy is dependent on the economies of Asia, Europe and the United States as key trading partners. Reduction in spending by any of these economies on Australian products and services or negative changes in any of these economies may cause an adverse impact on the Australian economy:

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Australian economy.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

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U.S. Economic Risk. The United States is Australia’s largest trade and investment partner. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Australian economy.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -31.89%.

The best calendar quarter return during the periods shown above was 19.81% in the 4th quarter of 2004; the worst was -15.81% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 3/12/1996)
Return Before Taxes	28.96%	31.12%	15.60%
Return After Taxes on Distributions(1)	27.64%	30.07%	14.66%
Return After Taxes on Distributions and Sale of Fund Shares(1)	19.42%	27.51%	13.53%
MSCI Australia Index (Index returns do not reflect deductions for fees, expenses, or taxes)	28.34%	30.57%	15.76%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund,

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iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI . Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital

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gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Australia among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-

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term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at

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which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$3,968,000	200,000	$2,400	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$27.62	$21.59	$18.28	$13.56	$11.22

Income from investment operations:
Net investment income[a]	0.96	0.89	0.75	0.70	0.45
Net realized and unrealized gain (loss)[b]	(3.34)	6.24	3.23	4.60	2.32

Total from investment operations	(2.38)	7.13	3.98	5.30	2.77

Less distributions from:
Net investment income	(1.28)	(1.10)	(0.67)	(0.58)	(0.43)

Total distributions	(1.28)	(1.10)	(0.67)	(0.58)	(0.43)

Net asset value, end of year	$23.96	$27.62	$21.59	$18.28	$13.56

Total return	(9.25)%	33.97%	22.35%	39.58%	24.95%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,059,092	$1,464,112	$686,407	$369,355	$178,998
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.79%
Ratio of net investment income to average net assets	3.38%	3.46%	3.75%	4.13%	3.37%
Portfolio turnover rate[c]	10%	10%	7%	17%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities

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of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.45%
Greater than 3.5% and Less than 4.0%	2	0.45
Greater than 3.0% and Less than 3.5%	4	0.91
Greater than 2.5% and Less than 3.0%	6	1.36
Greater than 2.0% and Less than 2.5%	6	1.36
Greater than 1.5% and Less than 2.0%	20	4.55
Greater than 1.0% and Less than 1.5%	40	9.09
Greater than 0.5% and Less than 1.0%	82	18.64
Between 0.5% and -0.5%	157	35.69
Less than -0.5% and Greater than -1.0%	40	9.09
Less than -1.0% and Greater than -1.5%	34	7.73
Less than -1.5% and Greater than -2.0%	14	3.18
Less than -2.0% and Greater than -2.5%	13	2.95
Less than -2.5% and Greater than -3.0%	12	2.73
Less than -3.0% and Greater than -3.5%	4	0.91
Less than -3.5% and Greater than -4.0%	3	0.68
Less than -4.0%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.25)%	(10.72)%	(10.09)%	21.01%	20.59%	20.34%	15.35%	15.35%	15.04%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.25)%	(10.72)%	(10.09)%	159.43%	154.96%	152.41%	316.99%	317.08%	306.01%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWA-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWO | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Austria Investable Market Index Fund* (the “Fund”).

CUSIP: 464286202

Trading Symbol: EWO

Underlying Index: MSCI Austria Investable Market Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

*	On June 25, 2008, the name of the Fund changed from the iShares MSCI Austria Index Fund to the iShares MSCI Austria Investable Market Index Fund to reflect a previous change in the Fund’s Underlying Index from the MSCI Austria Index to the MSCI Austria Investable Market Index.
**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Austria Investable Market IndexSM” and “MSCI Austria IndexSM” are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Austria Investable Market Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Vienna Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were banks, energy and capital goods.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing

2

strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Austrian currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

3

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s

4

primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares

5

of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Austrian economy is dependent on the economies of Europe, mainly Eastern Europe, as key trading partners. Reduction in spending by these economies on Austrian products and services or negative changes in any of these economies may cause an adverse impact on the Austrian economy. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments and adverse events in these Eastern European countries may greatly impact the Austrian economy:

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

6

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -41.74%.

The best calendar quarter return during the periods shown above was 28.95% in the 4th quarter of 2004; the worst was
-23.45% in the 3rd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 3/12/1996)
Return Before Taxes	3.95%	35.97%	15.37%
Return After Taxes on Distributions(1)	4.05%	35.92%	15.10%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.34%	32.78%	13.85%
MSCI Austria Investable Market Index (Index returns do not reflect deductions for fees, expenses, or taxes)(2)	2.17%	36.17%	15.80%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

(2)

At a December 7, 2007, special shareholder meeting of the Fund, a proposal to change the Underlying Index of the Fund from the MSCI Austria Index to the MSCI Austria Investable Market Index was approved in response to MSCI’s combinations of its standard and small cap indexes to form new investable market indexes. The transition to this index was implemented on February 1, 2008. The returns prior to that date reflect those of the former MSCI Austria Index and not the current MSCI Austria Investable Market Index.

8

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI

9

France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

10

2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital

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gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Austria among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-

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term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at

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which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,145,000	100,000	$600	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$37.28	$31.08	$26.62	$17.04	$10.61

Income from investment operations:
Net investment income[a]	0.56	0.51	0.44	0.29	0.21
Net realized and unrealized gain (loss)[b]	(6.98)	6.42	4.31	9.38	6.39

Total from investment operations	(6.42)	6.93	4.75	9.67	6.60

Less distributions from:
Net investment income	(1.08)	(0.73)	(0.29)	(0.09)	(0.17)

Total distributions	(1.08)	(0.73)	(0.29)	(0.09)	(0.17)

Net asset value, end of year	$29.78	$37.28	$31.08	$26.62	$17.04

Total return	(17.64)%	22.35%	18.00%	56.82%	62.70%

Ratios/Supplemental data:
Net assets, end of year (000s)	$193,602	$473,514	$391,637	$196,952	$57,920
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.77%
Ratio of net investment income to average net assets	1.57%	1.36%	1.48%	1.26%	1.37%
Portfolio turnover rate[c]	26%	21%	32%	21%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

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calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	2	0.45%
Greater than 3.0% and Less than 3.5%	1	0.23
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	3	0.68
Greater than 1.5% and Less than 2.0%	6	1.36
Greater than 1.0% and Less than 1.5%	24	5.45
Greater than 0.5% and Less than 1.0%	45	10.23
Between 0.5% and -0.5%	260	59.10
Less than -0.5% and Greater than -1.0%	51	11.59
Less than -1.0% and Greater than -1.5%	32	7.27
Less than -1.5% and Greater than -2.0%	10	2.27
Less than -2.0% and Greater than -2.5%	2	0.45
Less than -2.5% and Greater than -3.0%	1	0.23
Less than -3.0% and Greater than -3.5%	1	0.23
Less than -3.5%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

Effective February 1, 2008, to broaden its coverage of the market, the Fund changed its Underlying Index from the MSCI Austria Index to the MSCI Austria Investable Market Index. Effective June 25, 2008, the Fund changed its name from the iShares MSCI Austria Index Fund to the iShares MSCI Austria Investable Market Index Fund.

Index performance reflects the performance of the MSCI Austria Index through January 31, 2008 and the MSCI Austria Investable Market Index thereafter.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.64)%	(18.02)%	(18.57)%	24.85%	24.70%	25.49%	12.79%	13.19%	12.93%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.64)%	(18.02)%	(18.57)%	203.38%	201.48%	211.24%	233.15%	245.35%	237.22%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWO-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWK | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Belgium Investable Market Index Fund* (the “Fund”).

CUSIP: 464286301

Trading Symbol: EWK

Underlying Index: MSCI Belgium Investable Market Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 40,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

*	On June 25, 2008, the name of the Fund changed from the iShares MSCI Belgium Index Fund to the iShares MSCI Belgium Investable Market Index Fund to reflect a previous change in the Fund’s Underlying Index from the MSCI Belgium Index to the MSCI Belgium Investable Market Index.
**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Belgium Investable Market IndexSM’’ and “MSCI Belgium IndexSM’’ are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Belgium Investable Market Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Brussels Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were diversified financials, banks and materials.

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BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to

2

approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Belgian currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

3

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Belgium’s geographic location near the center of Europe’s transportation network makes it vulnerable to environmental events (such as pollution, oil spills, etc.) that may have an adverse impact on the Belgian economy. Belgium also faces a significant risk of major flooding which could adversely affect the country’s economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Except for its coal, which is no longer economical to exploit, Belgium has virtually no natural resources. Belgium is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Belgian economy.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

4

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence

5

of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Belgian economy is dependent on the economies of Europe as key trading partners. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse impact on the economies of other EU members and their trading partners.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

6

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -41.81%.

The best calendar quarter return during the periods shown above was 30.06% in the 2nd quarter of 2003; the worst was -25.68% in the 3rd quarter of 2002.

7

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 3/12/1996)
Return Before Taxes	-1.18%	24.13%	9.78%
Return After Taxes on Distributions(1)	-1.19%	23.45%	8.56%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.20%	21.35%	7.98%
MSCI Belgium Investable Market Index (Index returns do not reflect deductions for fees, expenses, or taxes)(2)	-2.66%	23.02%	9.49%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

(2)

As of December 1, 2007, the Board changed the Underlying Index of the Fund from the MSCI Belgium Index to the MSCI Belgium Investable Market Index in response to MSCI’s combination of its standard and small cap indexes to form new investable market indexes. The returns prior to that date reflect those of the former MSCI Belgium Index and not the current MSCI Belgium Investable Market Index.

8

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.

[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.

[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Investable Market Index Fund, iShares MSCI Austria Investable

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Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009 Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009 Prior to

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his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to

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you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Belgium among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a

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lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 40,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at

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which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$543,600	40,000	$700	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$25.89	$22.83	$18.94	$14.77	$11.16

Income from investment operations:
Net investment income[a]	0.78	0.76	0.75	0.71	0.37
Net realized and unrealized gain (loss)[b]	(7.27)	2.74	3.95	3.75	4.25

Total from investment operations	(6.49)	3.50	4.70	4.46	4.62

Less distributions from:
Net investment income	(1.76)	(0.44)	(0.81)	(0.29)	(1.01)

Total distributions	(1.76)	(0.44)	(0.81)	(0.29)	(1.01)

Net asset value, end of year	$17.64	$25.89	$22.83	$18.94	$14.77

Total return	(26.21)%	15.36%	25.66%	30.22%	42.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$119,955	$303,483	$152,484	$46,960	$24,813
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.78%
Ratio of net investment income to average net assets	3.32%	2.90%	3.60%	3.89%	2.79%
Portfolio turnover rate[c]	31%	12%	10%	10%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

22

calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.23%
Greater than 3.0% and Less than 3.5%	1	0.23
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	2	0.45
Greater than 1.5% and Less than 2.0%	6	1.36
Greater than 1.0% and Less than 1.5%	23	5.23
Greater than 0.5% and Less than 1.0%	55	12.48
Between 0.5% and -0.5%	265	60.23
Less than -0.5% and Greater than -1.0%	52	11.82
Less than -1.0% and Greater than -1.5%	23	5.23
Less than -1.5% and Greater than -2.0%	8	1.82
Less than -2.0% and Greater than -2.5%	1	0.23
Less than -2.5% and Greater than -3.0%	1	0.23
Less than -3.0%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

Effective December 1, 2007, to broaden its coverage of the market, the Fund changed its Underlying Index from the MSCI Belgium Index to the MSCI Belgium Investable Market Index. Effective June 25, 2008, the Fund changed its name from the iShares MSCI Belgium Index Fund to the iShares MSCI Belgium Investable Market Index Fund.

Index performance reflects the performance of the MSCI Belgium Index through November 30, 2007 and the MSCI Belgium Investable Market Index thereafter.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(26.21)%	(26.64)%	(29.27)%	14.76%	14.63%	13.92%	3.88%	4.10%	2.70%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(26.21)%	(26.64)%	(29.27)%	99.04%	97.96%	91.85%	46.26%	49.42%	30.47%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWK-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI BRAZIL INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWZ | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Brazil Index Fund (the “Fund”).

CUSIP: 464286400

Trading Symbol: EWZ

Underlying Index: MSCI Brazil Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Brazil IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the BM&FBOVESPA. As of September 30, 2008, the Underlying Index’s three largest industries were energy, materials and banks.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The agricultural and mining sectors of Brazil’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Brazilian economy.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Brazilian currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability,

3

greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries.

4

During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close

5

to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. The Brazilian government has begun a program of privatization, notably in the telecommunications and energy sectors. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changed regulatory and legal standards. There is no assurance that similar losses will not recur.

Reliance on Trading Partners Risk. Brazil is highly dependent on trade with other countries. The Brazilian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Brazil’s, are particularly sensitive to fluctuations in commodity prices.

6

Structural Risks. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund:

Economic and Currency Risk. Brazil is heavily dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil, like some emerging market countries, is likely to experience currency devaluations and economic recessions causing a negative effect on its economy and securities market.

Large Government Debt Risk. Brazil continues to suffer from chronic structural public sector deficits. Brazil’s outstanding government debt has in recent times been as high as 51% of gross domestic product. Total foreign debt is still large in relation to Brazil’s export base.

Political and Social Risk. Disparities of wealth, the pace and success of democratization and capital market development and ethnic and religious and racial disaffection have led to social unrest, violence and labor unrest. Unanticipated political or social developments may result in sudden and significant investment losses.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -29.61%.

The best calendar quarter return during the periods shown above was 40.50% in the 4th quarter of 2002; the worst was
-40.27% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	One Year	Five Years	Since Fund Inception
(Inception Date: 7/10/2000)
Return Before Taxes	76.61%	61.84%	23.40%
Return After Taxes on Distributions(1)	76.02%	61.14%	22.67%
Return After Taxes on Distributions and Sale of Fund Shares(1)	50.11%	56.66%	20.74%
MSCI Brazil Index (Index returns do not reflect deductions for fees, expenses or taxes)	79.56%	64.07%	25.96%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.63%	None	None	0.63%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. During the most recently completed fiscal year the Fund incurred nominal foreign tax expenses in an amount that rounds to 0.00%. The dollar amount of such expenses are shown in the Fund’s Financial Highlights; actual tax expenses for the current fiscal year may be higher or lower than those incurred in the prior year.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the

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aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

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Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing,

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provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

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Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States does not have an appropriate comprehensive income tax treaty with Brazil but does with other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax

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conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from

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registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and

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redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,850,500	50,000	$2,400	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved

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worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in

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securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

20

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$61.59	$39.09	$28.18	$16.96	$12.19

Income from investment operations:
Net investment income[a]	1.93	1.09	1.00	0.89	0.55
Net realized and unrealized gain[b]	11.59	22.35	10.49	10.79	4.49

Total from investment operations	13.52	23.44	11.49	11.68	5.04

Less distributions from:
Net investment income	(1.41)	(0.94)	(0.58)	(0.46)	(0.27)
Net realized gain	(0.43)	–	–	–	–

Total distributions	(1.84)	(0.94)	(0.58)	(0.46)	(0.27)

Net asset value, end of year	$73.27	$61.59	$39.09	$28.18	$16.96

Total return	21.58%	60.82%	41.13%	69.72%	41.42%

Ratios/Supplemental data:
Net assets, end of year (000s)	$7,242,260	$4,434,334	$2,468,295	$552,285	$209,504
Ratio of expenses to average net assets	0.63%	0.69%	0.70%	0.74%	0.96%
Ratio of expenses to average net assets exclusive of foreign taxes	0.63%	0.68%	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.37%	2.17%	2.65%	3.94%	3.59%
Portfolio turnover rate[c]	30%	22%	15%	48%	106%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 19%, 6%, 13% and 9%, respectively.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.23%
Greater than 3.0% and Less than 3.5%	1	0.23
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	1	0.23
Greater than 1.5% and Less than 2.0%	3	0.68
Greater than 1.0% and Less than 1.5%	9	2.05
Greater than 0.5% and Less than 1.0%	27	6.14
Between 0.5% and -0.5%	347	78.84
Less than -0.5% and Greater than -1.0%	28	6.36
Less than -1.0% and Greater than -1.5%	8	1.82
Less than -1.5% and Greater than -2.0%	5	1.14
Less than -2.0% and Greater than -2.5%	4	0.91
Less than -2.5% and Greater than -3.0%	1	0.23
Less than -3.0% and Greater than -3.5%	1	0.23
Less than -3.5% and Greater than -4.0%	3	0.68

	440	100.00%

24

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.58%	22.51%	23.37%	45.96%	45.94%	47.86%	19.81%	19.82%	22.16%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.58%	22.51%	23.37%	562.40%	562.09%	606.80%	335.89%	336.06%	410.16%

*	Total returns for the period since inception are calculated from the inception date of the Fund (7/10/00). The first day of secondary market trading in shares of the Fund was 7/14/00.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWZ-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI BRIC INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

BKF | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI BRIC Index Fund (the “Fund”).

CUSIP: 464286657

Trading Symbol: BKF

Underlying Index: MSCI BRIC Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI BRIC IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, Russia, India and China (“BRIC”). The Underlying Index consists of stocks traded primarily on the BM&FBOVESPA, Russian Trading System Stock Exchange, Moscow Interbank Currency Exchange, National Stock Exchange of India, Shanghai Stock Exchange, Shenzen Stock Exchange and the Stock Exchange of Hong Kong. As of September 30, 2008, the Underlying Index’s three largest industries were energy, financials and materials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not

2

exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The agricultural, mining and natural resources sectors of some BRIC economies account for a large portion of their exports. Any changes in these sectors or fluctuations in the commodity markets and, in particular, on the price and demand for agricultural products and natural resources could have a significant adverse impact on these BRIC economies.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

3

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests are not as extensive as those that apply in the United States.

Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Any such event could result in a significant adverse impact on the economies of these countries and investments made in these countries.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to

4

the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on

5

market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. Some countries in which the Fund invests are in the process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. The BRIC economies are highly dependent on trade with other economies. Reduction in spending by these economies on BRIC

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products and services or negative changes in any of these other economies may adversely impact the Fund:

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreasing exports or economic recessions. Economic events in any Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse economic event in the Asian markets may have a significant adverse effect on some or all of the BRIC economies.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners. Eastern European markets remain relatively undeveloped and can be particular sensitive to political and economic developments and adverse events in these Eastern European countries may greatly impact the Russian economy.

Central and South American Regional Economic Risk. The Brazilian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Brazil’s, are particularly sensitive to fluctuations in commodity prices.

U.S. Economic Risk. The United States is either the largest or a large trading partner and foreign investor for the BRIC countries. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the BRIC economies.

Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

Structural Risks. The BRIC economies are subject to political, economic, legal and currency risks which have contributed to a high degree of price volatility in the BRIC equity markets and which could adversely affect investments in the Fund:

Political and Social Risk. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, have led to social unrest, violence and labor unrest in the BRIC countries. Such political or social developments may result in sudden and significant investment losses. In addition, the BRIC countries are subject to extensive governmental regulation of investment and restrictions on foreign ownership of companies.

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Expropriation Risk. Some investors in the BRIC countries, particularly Russia, have experienced significant losses due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested. There is no assurance that similar losses will not recur.

Large Government Debt Risk. Chronic structural public sector deficits in some BRIC countries may adversely impact investments in the Fund.

Economic and Currency Risk. The BRIC countries may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or they may experience economic recessions causing a negative effect on the economies and securities markets of their economies. These countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and they may be characterized by a lack of available currency hedging instructions.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.72%	None	None	0.72%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. During the most recently completed fiscal year the Fund incurred nominal foreign tax expenses in an amount that rounds to 0.00%. The dollar amount of such expenses are shown in the Fund’s Financial Highlights; actual tax expenses for the current fiscal year may be higher or lower than those incurred in the prior year.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal,

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audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI Emerging Markets Index Fund and iShares MSCI Emerging Markets Eastern Europe Index Fund, which are offered in separate prospectuses) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.72%.

Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are

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taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has appropriate comprehensive income tax treaties with each of China (but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes), India and Russia among other countries, but not with Brazil.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

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Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on

17

the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,743,000	50,000	$5,900	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a

18

“Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to

19

license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s historical financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout the period)

Period from Nov. 12, 2007[a] to Aug. 31, 2008
Net asset value, beginning of period	$56.50

Income from investment operations:
Net investment income[b]	0.72
Net realized and unrealized loss[c]	(12.93)

Total from investment operations	(12.21)

Less distributions from:
Net investment income	(0.16)

Total distributions	(0.16)
Net asset value, end of period	$44.13

Total return	(21.65)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$161,092
Ratio of expenses to average net assets[e]	0.72%
Ratio of expenses to average net assets exclusive of foreign taxes[e]	0.72%
Ratio of net investment income to average net assets[e]	1.74%
Portfolio turnover rate[f]	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2008 would have been 2%.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from January 1, 2008 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.53%
Greater than 4.5% and Less 5.0%	1	0.53
Greater than 4.0% and Less than 4.5%	1	0.53
Greater than 3.5% and Less than 4.0%	1	0.53
Greater than 3.0% and Less than 3.5%	1	0.53
Greater than 2.5% and Less than 3.0%	4	2.12
Greater than 2.0% and Less than 2.5%	8	4.23
Greater than 1.5% and Less than 2.0%	11	5.82
Greater than 1.0% and Less than 1.5%	17	8.99
Greater than 0.5% and Less than 1.0%	40	21.16
Between 0.5% and -0.5%	72	38.09
Less than -0.5% and Greater than -1.0%	24	12.70
Less than -1.0% and Greater than -1.5%	4	2.12
Less than -1.5% and Greater than -2.0%	1	0.53
Less than -2.0% and Greater than -2.5%	2	1.06
Less than -2.5% and Greater than -3.0%	1	0.53

	189	100.00%

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II. Total Return Information

The table that follows presents information about the total return of the Fund’s Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Cumulative Total Returns
Inception to 8/31/08*
NAV	MARKET	INDEX
(21.65)%	(21.74)%	(22.37)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). The first day of secondary market trading in shares of the Fund was 11/16/07.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-BKF-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI CANADA INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWC | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

3.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.
Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Canada Index Fund (the “Fund”).

CUSIP: 464286509

Trading Symbol: EWC

Underlying Index: MSCI Canada Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“MSCI Canada IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Toronto Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were energy, banks and materials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Canadian currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations

3

caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence

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of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Canadian economy is dependent heavily upon the economies of Europe as key trading partners. Reduction in spending by these economies on Canadian products and services or negative changes in any of these economies may cause an adverse impact in the Canadian economy:

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

North American Economic Risk. The United States is Canada’s largest trade and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s dependency on the U.S. economy. Any downturn in U.S. or

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Mexican economic activity is likely to have an adverse impact on the Canadian economy.

Structural Risk

Political Risk. Past demands for sovereignty by the Province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -18.65%.

The best calendar quarter return during the periods shown above was 21.44% in the 4th quarter of 1999; the worst was
-24.40% in the 3rd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	29.24%	29.51%	14.35%
Return After Taxes on Distributions(1)	29.26%	29.59%	13.46%
Return After Taxes on Distributions and Sale of Fund Shares(1)	19.57%	26.80%	12.46%
MSCI Canada Index (Index returns do not reflect deductions for fees, expenses, or taxes)	29.57%	29.91%	14.76%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA’s has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI EMU Index

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Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to

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you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Canada among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a

15

lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

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The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions

17

through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,621,000	100,000	$1,900	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$29.87	$24.69	$20.30	$14.33	$12.25

Income from investment operations:
Net investment income[a]	0.47	0.35	0.25	0.17	0.11
Net realized and unrealized gain[b]	0.72	5.11	4.29	6.00	2.17

Total from investment operations	1.19	5.46	4.54	6.17	2.28

Less distributions from:
Net investment income	(0.51)	(0.28)	(0.15)	(0.20)	(0.20)

Total distributions	(0.51)	(0.28)	(0.15)	(0.20)	(0.20)

Net asset value, end of year	$30.55	$29.87	$24.69	$20.30	$14.33

Total return	3.88%	22.33%	22.46%	43.35%	18.70%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,071,061	$1,323,122	$1,101,161	$420,301	$325,298
Ratio of expenses to average net assets	0.52%	0.52%	0.54%	0.57%	0.70%[c]
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	0.52%	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.46%	1.32%	1.09%	1.00%	0.81%
Portfolio turnover rate[d]	11%	8%	20%	9%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Ratio of expenses to average net assets prior to voluntary reimbursed distribution fees for the year ended August 31, 2004 was 0.80%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.45%
Greater than 1.0% and Less than 1.5%	3	0.68
Greater than 0.5% and Less than 1.0%	24	5.45
Between 0.5% and -0.5%	380	86.37
Less than -0.5% and Greater than -1.0%	22	5.00
Less than -1.0% and Greater than -1.5%	7	1.59
Less than -1.5% and Greater than -2.0%	1	0.23
Less than -2.0%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.88%	3.39%	4.11%	21.50%	21.38%	21.78%	16.55%	16.46%	16.85%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.88%	3.39%	4.11%	164.82%	163.53%	167.89%	362.55%	359.10%	374.74%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWC-1209

iShares® BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

ECH | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Chile Investable Market Index Fund* (the “Fund”).

CUSIP: 464286640

Trading Symbol: ECH

Underlying Index: MSCI Chile Investable Market Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

*	On June 25, 2008, the name of the Fund changed from the iShares MSCI Chile Index Fund to the iShares MSCI Chile Investable Market Index Fund to reflect a change in naming conventions.
**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Chile Investable Market IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Chile Investable Market Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index is a free float-adjusted market capitalization index that is designed to measure broad based equity market performance in Chile. The Underlying Index consists of stocks traded primarily on the Santiago Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were utilities, materials and industrials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The agricultural and mining sectors of Chile’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Chilean economy.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Chilean currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability,

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greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Chile is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Chilean economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-

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term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in

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Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. Chile has begun the process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards or in some cases due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. The Chilean economy is highly dependent on trade with other economies. Reduction in spending by these economies on Chilean products and services or negative changes in any of these other economies may cause an adverse impact on the Chilean economy:

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Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreasing exports or economic recessions. Economic events in any Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse economic event in the Asian markets may have a significant adverse effect on the Chilean economy.

Central and South American Regional Economic Risk. The Chilean economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Chile’s, are particularly sensitive to fluctuations in commodity prices.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a significant trade and investment partner of Chile. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Chilean economy.

Structural Risks. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Any of these factors individually or in the aggregate could adversely affect investments in the Fund:

Political and Social Risk. Historically, Chile has experienced periods of political instability and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the Fund.

Governmental Control and Regulation. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

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Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.63%	None	None	0.63%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

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For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63% .

Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund.

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Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are

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taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States does not have an appropriate comprehensive income tax treaty with Chile but does with other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

16

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on

17

the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,991,000	50,000	$3,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”),

18

and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid

19

licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s historical financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout the period)

Period from Nov. 12, 2007[a] to Aug. 31, 2008
Net asset value, beginning of period	$48.84

Income from investment operations:
Net investment income[b]	0.92
Net realized and unrealized loss[c]	(4.38)

Total from investment operations	(3.46)

Less distributions from:
Net investment income	(0.58)

Total distributions	(0.58)

Net asset value, end of period	$44.80

Total return	(7.15)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$76,158
Ratio of expenses to average net assets[e]	0.63%
Ratio of net investment income to average net assets[e]	2.38%
Portfolio turnover rate[f]	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the period ended August 31, 2008 remained the same.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

22

calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from January 1, 2008 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	1.06%
Greater than 2.5% and Less than 3.0%	1	0.53
Greater than 2.0% and Less than 2.5%	1	0.53
Greater than 1.5% and Less than 2.0%	7	3.70
Greater than 1.0% and Less than 1.5%	20	10.58
Greater than 0.5% and Less than 1.0%	61	32.28
Between 0.5% and -0.5%	68	35.97
Less than -0.5% and Greater than -1.0%	20	10.58
Less than -1.0% and Greater than -1.5%	3	1.59
Less than -1.5% and Greater than -2.0%	4	2.12
Less than -2.0%	2	1.06

	189	100.00%

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II. Total Return Information

The table that follows presents information about the total return of the Fund’s Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Cumulative Total Returns
Inception to 8/31/08*
NAV	MARKET	INDEX
(7.15)%	(8.17)%	(7.02)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). The first day of secondary market trading in shares of the Fund was 11/16/07.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-ECH-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

SEPTEMBER 28, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

ESR | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 30 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Emerging Markets Eastern Europe Index Fund (the “Fund”).

CUSIP: 464286566

Trading Symbol: ESR

Underlying Index: MSCI Emerging Markets Eastern Europe Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 28, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“MSCI Emerging Markets Eastern Europe IndexSM” is a servicemark of MSCI Inc. licensed for use for certain purposes by BTC.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Eastern Europe Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

1

Principal Investment Strategies

The Underlying Index is a free float-adjusted market capitalization index designed to measure equity market performance of the following four emerging market countries: the Czech Republic, Hungary, Poland and Russia.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to

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approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s portfolio reflects its Underlying Index’s concentration in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that country, market, industry, group of industries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

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European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and Russia.

Geographic Risk. Russia has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any natural disaster could cause a significant adverse impact on the Russian economy and have a material adverse impact on the Fund’s performance.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund will not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors

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who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

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Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. The countries in which the Fund invests have begun a process of privatization of certain entities and industries. Historically, investors in some recently privatized entities have suffered losses due to the inability of the recently privatized company to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. Economies in emerging market countries generally are dependent heavily upon commodity prices and trade with certain key trading partners. Reduction in spending on the products and services of emerging market countries by any of their key trading partners, institution of tariffs or other

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trade barriers or a slowdown in the economies of any of their key trading partners may cause an adverse impact on the economies of the emerging market countries included in the Underlying Index.

Securities Market Risk. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities.

Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

Structural Risks. The Czech Republic, Hungary, Poland and Russia are subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the Fund:

■

Economic Risk. Some of these countries have experienced currency devaluations, substantial (and, in some cases, extremely high) rates of inflation, defaults on debt, widespread corruption or economic recessions, causing a negative effect on the economies and securities markets of these countries.

■

Labor Risk. A significant portion of the workforce in Eastern Europe is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest.

■

Heavy Government Control and Regulations. Despite significant recent reform and privatization, Eastern European governments, particularly Russia’s, continue to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automobiles, transportation and telecommunications. Government spending in these countries remains high compared to that of other European countries.

■

Political and Social Risk. Russian national and regional governments remain authoritarian. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in Eastern Europe. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

■

Expropriation Risk. Investing in emerging market countries involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

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Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Trading Risk. While the creation/redemption feature of the Fund is designed to make it likely that shares of the Fund will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

Valuation Risk. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.72%	None	None	0.72%

[1]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expenses and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$74	$230

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes (both expected to be de minimis), brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Index Fund, which are offered in separate prospectuses) as follows: 0.75% per annum of the aggregate net assets less than or

9

equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.72%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Company’s Board of Directors’ (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund’s annual report for the period ending August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since inception.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

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Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund will be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “ESR”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain

11

terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

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The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means;

•	Level 3 – Inputs that are unobservable for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate

13

different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income

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from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of

15

such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard creation transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of August 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,250,000	50,000	$800	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

18

lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

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Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

Financial highlights for the Fund are not available because, as of the effective date of this Prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any

22

data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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For more information:

WWW.iSHARES.COM

(1-800-474-2737)

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-ESR-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI EMERGING MARKETS INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EEM | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Emerging Markets Index Fund (the “Fund”).

CUSIP: 464287234

Trading Symbol: EEM

Underlying Index: MSCI Emerging Markets Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 450,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Emerging Markets IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index is designed to measure equity market performance in the global emerging markets. As of September 30, 2008, the Underlying Index consisted of the following 20 emerging market indexes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Russia, South Korea, Thailand and Turkey. As of September 30, 2008, the Underlying Index’s three largest industries were energy, banks and materials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates. BFA will waive portfolio management fees in an amount equal to the portfolio management fees of such other iShares funds for any portion of the Fund’s assets invested in shares of such other funds.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its

2

Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability,

3

greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, drought or tsunamis and are economically sensitive to environmental events. Any such event could result in a significant adverse impact on the economies of these countries and investments made in these countries.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE

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FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates:

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major

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trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on certain emerging markets.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a significant trading partner of many emerging markets in which the Fund invests. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

Structural Risks. Certain emerging market countries are subject to a considerable degree of economic, political and social instability.

Economic Risk. Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries.

Political and Social Risk. Some governments in emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Expropriation Risk. Investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

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Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -32.28%.

The best calendar quarter return during the periods shown above was 19.05% in the 4th quarter of 2006; the worst was
-7.92% in the 2nd quarter of 2004.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	One Year	Since Fund Inception
(Inception Date: 4/7/2003)
Return Before Taxes	34.56%	38.92%
Return After Taxes on Distributions(1)	34.47%	38.83%
Return After Taxes on Distributions and Sale of Fund Shares(1)	22.97%	35.36%
MSCI Emerging Markets Index (Index returns do not reflect deductions for fees, expenses or taxes)	39.39%	39.60%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Acquired Fund Fees and Expenses[4]	Total Annual Fund Operating Expenses	Less Fee Waivers[5]	Net Expenses[5]
None	0.72%	None	None	0.00%	0.72%	0.00%	0.72%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. During the most recently completed fiscal year the Fund incurred nominal foreign tax expenses in an amount that rounds to 0.00%. The dollar amount of such expenses are shown in the Fund’s Financial Highlights; actual tax expenses for the current fiscal year may be higher or lower than those incurred in the prior year.

[4]

“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s NAV and do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights section of this Prospectus.

[5]

BFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses incurred by the Fund through December 31, 2009. During the most recently completed fiscal year, the amount of such expenses incurred and fees waived rounded to 0.00%.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

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Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Eastern Europe Index Fund, which are offered in separate prospectuses) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.72% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

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his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital

15

gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has appropriate comprehensive income tax treaties with China (but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes), the Czech Republic, Egypt, Hungary, India, Israel, Mexico, the Philippines, Russia, South Korea, Thailand and Turkey, among other countries, but does not with Argentina, Brazil, Chile, Columbia, Indonesia, Malaysia or Peru.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 450,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when

17

aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation

18

Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$15,228,000	450,000	$7,700	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

20

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

21

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]	Year ended Aug. 31, 2004[a]
Net asset value, beginning of year	$44.78	$32.48	$25.97	$17.99	$15.04

Income from investment operations:
Net investment income[b]	1.10	0.63	0.55	0.55	0.38
Net realized and unrealized gain (loss)[c]	(4.64)	12.19	6.29	8.23	2.66

Total from investment operations	(3.54)	12.82	6.84	8.78	3.04

Less distributions from:
Net investment income	(1.17)	(0.52)	(0.33)	(0.80)	(0.09)

Total distributions	(1.17)	(0.52)	(0.33)	(0.80)	(0.09)

Net asset value, end of year	$40.07	$44.78	$32.48	$25.97	$17.99

Total return	(8.36)%	39.86%	26.44%	46.17%	20.21%

Ratios/Supplemental data:
Net assets, end of year (000s)	$20,302,756	$18,198,371	$11,969,380	$7,000,858	$1,958,596
Ratio of expenses to average net assets prior to waived fees	0.72%	0.74%	0.77%	0.78%	0.77%
Ratio of expenses to average net assets after waived fees	0.72%	0.74%	0.77%	0.77%	0.76%
Ratio of expenses to average net assets after waived fees and exclusive of foreign taxes	0.72%	0.74%	0.75%	0.74%	0.74%
Ratio of net investment income to average net assets	2.32%	1.63%	1.77%	2.40%	2.10%
Portfolio turnover rate[d]	11%	5%	12%	9%	8%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

22

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

23

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

24

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.45%
Greater than 2.5% and Less than 3.0%	3	0.68
Greater than 2.0% and Less than 2.5%	3	0.68
Greater than 1.5% and Less than 2.0%	11	2.50
Greater than 1.0% and Less than 1.5%	22	5.00
Greater than 0.5% and Less than 1.0%	67	15.23
Between 0.5% and -0.5%	221	50.23
Less than -0.5% and Greater than -1.0%	54	12.27
Less than -1.0% and Greater than -1.5%	37	8.41
Less than -1.5% and Greater than -2.0%	12	2.73
Less than -2.0% and Greater than -2.5%	5	1.14
Less than -2.5% and Greater than -3.0%	1	0.23
Less than -3.0% and Greater than -3.5%	2	0.45

	440	100.00%

25

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.36)%	(8.16)%	(10.09)%	23.27%	22.95%	23.50%	28.07%	28.02%	28.04%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.36)%	(8.16)%	(10.09)%	184.69%	180.97%	187.29%	280.60%	279.88%	279.88%

*	Total returns for the period since inception are calculated from the inception date of the Fund (4/7/03). The first day of secondary market trading in shares of the Fund was 4/11/03.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EEM-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI EMU INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EZU | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI EMU Index Fund (the “Fund”).

CUSIP: 464286608

Trading Symbol: EZU

Underlying Index: MSCI EMU Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI EMU IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EMU Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of stocks from the following 11 countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. As of September 30, 2008, the Underlying Index’s three largest industries were banks, utilities and capital goods.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing

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strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

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■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Some markets in which the Fund invests are located near the center of Europe’s transportation network makes it vulnerable to environmental events (such as pollution, oil spills, etc.) that may have an adverse impact on these economies and some are located in parts of the world that have historically been prone to natural disasters such as drought, earthquakes, flooding or volcanoes and are economically sensitive to environmental events. Any such event could result in a significant adverse impact on the economies of these countries and investments made in these countries.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence

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of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The economies of the Economic and Monetary Union (“EMU”) are dependent on certain national economies of Europe, both as key trading partners and as fellow members maintaining the euro. Reduction in trading activity among EMU member states may cause an adverse impact on the EMU and each nation’s individual economies. Certain established European Union (“EU”) states are greatly invested in Eastern European countries. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments and adverse events in these Eastern European countries may greatly impact the economies of Western Europe:

European Economic Risk. The EMU of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain EMU markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S.

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dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -32.79% .

The best calendar quarter return during the periods shown above was 26.00% in the 2nd quarter of 2003; the worst was -28.17% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	Since Fund Inception
(Inception Date: 07/25/2000)
Return Before Taxes	19.42%	24.88%	7.09%
Return After Taxes on Distributions(1)	19.42%	24.62%	6.87%
Return After Taxes on Distributions and Sale of Fund Shares(1)	13.63%	22.25%	6.15%
MSCI EMU Index (Index returns do not reflect deductions for fees, expenses, or taxes)	19.55%	25.24%	7.41%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital

14

gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has appropriate comprehensive income tax treaties with each of: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

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Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on

17

the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$3,892,000	100,000	$8,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a

18

“Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to

19

license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]	Year ended Aug. 31, 2004[a]
Net asset value, beginning of year	$57.15	$46.14	$37.49	$29.69	$25.06

Income from investment operations:
Net investment income[b]	1.71	1.40	1.37	0.88	0.68
Net realized and unrealized gain (loss)[c]	(9.59)	10.54	7.94	7.57	4.35

Total from investment operations	(7.88)	11.94	9.31	8.45	5.03

Less distributions from:
Net investment income	(3.30)	(0.93)	(0.66)	(0.65)	(0.40)

Total distributions	(3.30)	(0.93)	(0.66)	(0.65)	(0.40)

Net asset value, end of year	$45.97	$57.15	$46.14	$37.49	$29.69

Total return	(14.52)%	26.10%	25.18%	28.54%	20.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,291,808	$2,971,565	$1,794,921	$547,284	$326,606
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.58%	0.79%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	n/a	n/a	0.57%	0.79%
Ratio of net investment income to average net assets	3.06%	2.60%	3.23%	2.50%	2.29%
Portfolio turnover rate[d]	27%	5%	8%	8%	11%

[a]	Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.91%
Greater than 2.0% and Less than 2.5%	3	0.68
Greater than 1.5% and Less than 2.0%	8	1.82
Greater than 1.0% and Less than 1.5%	23	5.23
Greater than 0.5% and Less than 1.0%	51	11.59
Between 0.5% and -0.5%	265	60.23
Less than -0.5% and Greater than -1.0%	57	12.95
Less than -1.0% and Greater than -1.5%	18	4.09
Less than -1.5% and Greater than -2.0%	9	2.05
Less than -2.0%	2	0.45

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(14.52)%	(15.11)%	(14.26)%	15.80%	15.53%	16.11%	3.50%	3.41%	3.80%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(14.52)%	(15.11)%	(14.26)%	108.22%	105.79%	111.04%	32.13%	31.21%	35.27%

*	Total returns for the period since inception are calculated from the inception date of the Fund (7/25/00). The first day of secondary market trading in shares of the Fund was 7/31/00.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

Email: iShareETRs@blackrock.com

Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EZU-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI FRANCE INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWQ | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

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iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI France Index Fund (the “Fund”).

CUSIP: 464286707

Trading Symbol: EWQ

Underlying Index: MSCI France Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 200,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“MSCI France IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI France Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Paris Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were energy, banks and capital goods.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the French currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

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■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will

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continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges

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imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Agriculture Risk. France is one of the world’s largest agricultural producers. It accounts for about one-third of all agricultural land within the European Union. The French economy is sensitive to fluctuations in agricultural markets and susceptible to problems such as droughts, labor issues and crop failures.

Reliance on Trading Partners Risk. France is the second-largest trading nation in Western Europe (after Germany). The French economy is dependent on the economies of Europe as key trading partners. Reduction in spending by these economies on French products and services or negative changes in any of these economies may cause an adverse impact on the French economy:

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a large trade and investment partner of France. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the French economy.

Structural Risks. The French economy is subject to risks of social unrest and heavy governmental influence, any of which could adversely affect investments in the Fund: Political and Social Risk. France has experienced periods of high unemployment and labor and social unrest. France is subject to labor strikes, including countrywide strikes. These issues may slow or disrupt French economic activity.

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Heavy Governmental Control and Regulation. Despite significant recent reform and privatization, the French government continues to control a large share of French economic activity. The government owns shares in corporations in a range of sectors including banking, energy production and distribution, automobiles, transportation and telecommunications. Government spending is sometimes over 50% of gross domestic product and is among the highest of the major industrialized nations. Heavy regulation of labor and product markets is pervasive and may stifle French economic growth or cause prolonged periods of recession.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -28.72%.

The best calendar quarter return during the periods shown above was 26.03% in the 2nd quarter of 2003; the worst was
-27.88% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	13.01%	22.36%	11.23%
Return After Taxes on Distributions(1)	13.05%	22.21%	10.90%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.85%	19.95%	9.93%
MSCI France Index (Index returns do not reflect deductions for fees, expenses, or taxes)	13.24%	22.69%	11.54%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.

[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.

[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value

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prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the

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Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with France among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

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Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities,

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including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum

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amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$5,260,000	200,000	$2,900	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment

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management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an

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Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$36.53	$31.16	$25.41	$20.40	$16.90

Income from investment operations:
Net investment income[a]	0.93	0.77	0.55	0.47	0.24
Net realized and unrealized gain (loss)[b]	(5.17)	5.06	5.52	4.84	3.54

Total from investment operations	(4.24)	5.83	6.07	5.31	3.78

Less distributions from:
Net investment income	(1.59)	(0.46)	(0.32)	(0.30)	(0.28)

Total distributions	(1.59)	(0.46)	(0.32)	(0.30)	(0.28)

Net asset value, end of year	$30.70	$36.53	$31.16	$25.41	$20.40

Total return	(11.96)%	18.83%	24.13%	26.13%	22.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$227,203	$445,696	$211,886	$81,326	$61,201
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.79%
Ratio of net investment income to average net assets	2.60%	2.17%	1.95%	1.98%	1.23%
Portfolio turnover rate[c]	10%	6%	10%	7%	9%

[a]	Based on average shares outstanding throughout each period.

[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities

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of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.23%
Greater than 3.0% and less than 3.5%	1	0.23
Greater than 2.5% and Less than 3.0%	2	0.45
Greater than 2.0% and Less than 2.5%	1	0.23
Greater than 1.5% and Less than 2.0%	7	1.59
Greater than 1.0% and Less than 1.5%	22	5.00
Greater than 0.5% and Less than 1.0%	50	11.36
Between 0.5% and -0.5%	276	62.73
Less than -0.5% and Greater than -1.0%	46	10.45
Less than -1.0% and Greater than -1.5%	22	5.00
Less than -1.5% and Greater than -2.0%	9	2.05
Less than -2.0%	3	0.68

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(11.96)%	(12.50)%	(11.81)%	14.93%	14.78%	15.23%	6.88%	7.20%	7.18%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(11.96)%	(12.50)%	(11.81)%	100.57%	99.21%	103.16%	94.55%	100.48%	100.14%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWQ-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI GERMANY INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWG | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Germany Index Fund (the “Fund”).

CUSIP: 464286806

Trading Symbol: EWG

Underlying Index: MSCI Germany Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 300,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Germany IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Germany Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Frankfurt Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were utilities, automobiles and components and capital goods.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the German currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

3

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will

4

continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges

5

imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. Exports account for more than one-third of national output and are a key element in German macroeconomic expansion. The German economy is dependent on the economies of Europe as key trading partners. Reduction in spending by these economies on German products and services or negative changes in any of these economies may cause an adverse impact on the German economy:

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a large trade and investment partner of Germany. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the German economy.

Structural Risks. Germany is subject to risks of social unrest and heavy governmental control, any of which may adversely affect investments in Germany:

Political and Social Risk. Certain sectors and regions of Germany have experienced high unemployment and labor and social unrest. These issues may cause downturns in the German markets.

Heavy Governmental Control and Regulation. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may at times stifle German economic growth or cause prolonged periods of recession.

6

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -31.51%.

The best calendar quarter return during the periods shown above was 38.44% in the 2nd quarter of 2003; the worst was -36.46% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	34.73%	30.56%	9.99%
Return After Taxes on Distributions(1)	34.78%	30.40%	9.44%
Return After Taxes on Distributions and Sale of Fund Shares(1)	23.29%	27.55%	8.60%
MSCI Germany Index (Index returns do not reflect deductions for fees, expenses, or taxes)	35.21%	30.92%	10.23%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

8

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

9

Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI . Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

10

2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

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Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing,

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provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

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Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Germany among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the

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close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 300,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933

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Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$7,074,000	300,000	$1,500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research

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provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and

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may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$32.18	$23.68	$19.08	$14.96	$12.57

Income from investment operations:
Net investment income[a]	0.88	0.68	0.57	0.28	0.19
Net realized and unrealized gain (loss)[b]	(3.84)	8.33	4.15	4.03	2.40

Total from investment operations	(2.96)	9.01	4.72	4.31	2.59

Less distributions from:
Net investment income	(1.67)	(0.51)	(0.12)	(0.19)	(0.20)

Total distributions	(1.67)	(0.51)	(0.12)	(0.19)	(0.20)

Net asset value, end of year	$27.55	$32.18	$23.68	$19.08	$14.96

Total return	(9.81)%	38.47%	24.82%	28.89%	20.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$669,452	$1,641,245	$802,795	$314,793	$98,764
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.80%
Ratio of net investment income to average net assets	2.72%	2.32%	2.62%	1.54%	1.27%
Portfolio turnover rate[c]	11%	4%	12%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

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calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.23%
Greater than 2.5% and Less than 3.0%	3	0.68
Greater than 2.0% and Less than 2.5%	2	0.45
Greater than 1.5% and Less than 2.0%	4	0.91
Greater than 1.0% and Less than 1.5%	20	4.55
Greater than 0.5% and Less than 1.0%	48	10.91
Between 0.5% and -0.5%	285	64.78
Less than -0.5% and Greater than -1.0%	50	11.36
Less than -1.0% and Greater than -1.5%	21	4.77
Less than -1.5% and Greater than -2.0%	2	0.45
Less than -2.0% and Greater than -2.5%	3	0.68
Less than -2.5%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.81)%	(10.53)%	(9.66)%	19.35%	19.20%	19.61%	5.87%	6.18%	6.14%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.81)%	(10.53)%	(9.66)%	142.18%	140.70%	144.83%	76.86%	82.11%	81.39%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWG-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI HONG KONG INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWH | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Hong Kong Index Fund (the “Fund”).

CUSIP: 464286871

Trading Symbol: EWH

Underlying Index: MSCI Hong Kong Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 75,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Hong Kong IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of September 30, 2008, the Underlying Index’s three largest industries were real estate, utilities and banks.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Hong Kong currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

3

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Hong Kong is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Hong Kong economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Hong Kong is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Hong Kong economy.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

4

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence

5

of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Hong Kong economy is dependent on the economies of Asia, Europe and the United States as key trading partners. Reduction in spending by these economies on Hong Kong products and services or negative changes in any of these economies may cause an adverse impact on the Hong Kong economy:

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Hong Kong economy.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

6

U.S. Economic Risk. The United States is a large trade and investment partner of Hong Kong. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Hong Kong economy.

Structural Risk

Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic or social policies may result in an adverse effect on Hong Kong’s economy.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -40.00%.

The best calendar quarter return during the periods shown above was 26.95% in the 4th quarter of 1998; the worst was -27.04% in the 2nd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	40.54%	27.24%	10.16%
Return After Taxes on Distributions(1)	39.71%	26.34%	9.21%
Return After Taxes on Distributions and Sale of Fund Shares(1)	26.35%	23.78%	8.34%
MSCI Hong Kong Index (Index returns do not reflect deductions for fees, expenses, or taxes)	41.20%	28.06%	11.64%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

8

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital

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gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with China among other countries, but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-

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term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 75,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at

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which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$984,750	75,000	$2,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$18.30	$14.20	$13.01	$10.91	$9.03

Income from investment operations:
Net investment income[a]	0.45	0.47	0.38	0.33	0.28
Net realized and unrealized gain (loss)[b]	(2.25)	3.94	1.17	2.04	1.75

Total from investment operations	(1.80)	4.41	1.55	2.37	2.03

Less distributions from:
Net investment income	(0.63)	(0.31)	(0.36)	(0.27)	(0.15)

Total distributions	(0.63)	(0.31)	(0.36)	(0.27)	(0.15)

Net asset value, end of year	$15.87	$18.30	$14.20	$13.01	$10.91

Total return	(10.54)%	31.44%	12.20%	21.96%	22.69%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,675,184	$1,445,309	$882,712	$637,985	$449,923
Ratio of expenses to average net assets	0.52%	0.52%	0.54%	0.57%	0.80%
Ratio of net investment income to average net assets	2.34%	2.92%	2.87%	2.75%	2.78%
Portfolio turnover rate[c]	17%	9%	10%	6%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

22

calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

24

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.23%
Greater than 4.5% and Less than 5.0%	2	0.45
Greater than 4.0% and Less than 4.5%	3	0.68
Greater than 3.5% and Less than 4.0%	2	0.45
Greater than 3.0% and Less than 3.5%	5	1.14
Greater than 2.5% and Less than 3.0%	10	2.27
Greater than 2.0% and Less than 2.5%	15	3.41
Greater than 1.5% and Less than 2.0%	19	4.32
Greater than 1.0% and Less than 1.5%	36	8.18
Greater than 0.5% and Less than 1.0%	63	14.32
Between 0.5% and -0.5%	151	34.33
Less than -0.5% and Greater than -1.0%	36	8.18
Less than -1.0% and Greater than -1.5%	29	6.59
Less than -1.5% and Greater than -2.0%	26	5.91
Less than -2.0% and Greater than -2.5%	16	3.64
Less than -2.5% and Greater than -3.0%	10	2.27
Less than -3.0% and Greater than -3.5%	7	1.59
Less than -3.5% and Greater than -4.0%	3	0.68
Less than -4.0% and Greater than -4.5%	2	0.45
Less than -4.5% and Greater than -5.0%	2	0.45
Less than -5.0% and Greater than -5.5%	1	0.23
Less than -5.0% and Greater than -6.0%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(10.54)%	(11.20)%	(10.22)%	14.57%	14.47%	15.16%	11.95%	13.48%	13.10%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(10.54)%	(11.20)%	(10.22)%	97.40%	96.57%	102.50%	209.26%	254.25%	242.57%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWH-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

SCJ | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Japan Small Cap Index Fund (the “Fund”).

CUSIP: 464286582

Trading Symbol: SCJ

Underlying Index: MSCI Japan Small Cap Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Japan Small Cap IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Small Cap Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index targets 40% of the eligible small-cap universe within each industry group in the MSCI Japan Index, which consists of stocks traded primarily on the Tokyo Stock Exchange. MSCI defines the small-cap universe as all listed securities that have a market capitalization in the range of $200 - $1,500 million. As of September 30, 2008, the Underlying Index’s three largest industries were industrials, consumer discretionary and financials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing

2

strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Japanese currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

3

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries.

4

During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close

5

to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures and rising commodity prices. Japanese economic growth has been dependent on the U.S. and Chinese economies, with trade increasing with China in recent years:

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Japanese economy.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU

6

economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a significant trading partner of Japan. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Japanese economy.

Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis.

Small-Capitalization Risk. The Fund may be more volatile (i.e., subject to more frequent changes in price) than a fund that invests primarily in large or mid-capitalized securities because:

•	Small-capitalization companies may be less financially secure than larger, more established companies;

•	Small-capitalization companies may depend on a small number of essential personnel and thus are more vulnerable to personnel losses;

•	Small-capitalization companies normally have less diverse product lines than larger capitalization companies and thus are more susceptible to adverse developments concerning their products; and

•	Small-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

Structural Risks. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Fund:

Political Risk. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.

Labor Risk. Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

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Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]

Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.53%	None	None	0.53%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

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For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.53%.

Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from

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2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and

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the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations

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and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which

13

the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

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Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Japan among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain

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or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified

16

number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption

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transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$3,910,000	100,000	$6,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively,

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the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

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An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s historical financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout the period)

Period from Dec. 20, 2007[a] to Aug. 31, 2008
Net asset value, beginning of period	$48.85

Income from investment operations:
Net investment income[b]	0.29
Net realized and unrealized loss[c]	(5.74)

Total from investment operations	(5.45)

Less distributions from:
Net investment income	(0.16)

Total distributions	(0.16)

Net asset value, end of period	$43.24

Total return	(11.19)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$34,594
Ratio of expenses to average net assets[e]	0.53%
Ratio of net investment income to average net assets[e]	0.93%
Portfolio turnover rate[f]	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes securities received or delivered as a result of processing capital share transactions in Creation Units.

21

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

22

calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from January 1, 2008 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	4	2.12
Greater than 3.0% and Less than 3.5%	4	2.12
Greater than 2.5% and Less than 3.0%	5	2.65
Greater than 2.0% and Less than 2.5%	10	5.29
Greater than 1.5% and Less than 2.0%	25	13.23
Greater than 1.0% and Less than 1.5%	23	12.17
Greater than 0.5% and Less than 1.0%	27	14.29
Between 0.5% and -0.5%	55	29.08
Less than -0.5% and Greater than -1.0%	17	8.99
Less than -1.0% and Greater than -1.5%	5	2.65
Less than -1.5% and Greater than -2.0%	6	3.17
Less than -2.0% and Greater than -2.5%	3	1.59
Less than -2.5% and Greater than -3.0%	1	0.53
Less than -3.0% and Greater than -3.5%	2	1.06
Less than -3.5%	2	1.06

	189	100.00

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II. Total Return Information

The table that follows presents information about the total return of the Fund’s Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Cumulative Total Returns
Inception to 8/31/08*
NAV	MARKET	INDEX
(11.19)%	(11.90)%	(10.92)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (12/20/07). The first day of secondary market trading in shares of the Fund was 12/21/07.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

IS-P-SCJ-1209

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

iShares®              BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI JAPAN INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWJ | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Japan Index Fund (the “Fund”).

CUSIP: 464286848

Trading Symbol: EWJ

Underlying Index: MSCI Japan Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 600,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Japan IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Tokyo Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were capital goods, automobiles and components and banks.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Japanese currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

3

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

4

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence

5

of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures and rising commodity prices. Japanese economic growth has been dependent on the U.S. and Chinese economies, with trade increasing with China in recent years:

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Japanese economy.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a significant trading partner of Japan.

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Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Japanese economy.

Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis.

Structural Risks. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Fund:

Political Risk. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.

Labor Risk. Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -22.45%.

The best calendar quarter return during the periods shown above was 26.25% in the 4th quarter of 1998; the worst was
-18.75% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	-4.30%	14.38%	3.68%
Return After Taxes on Distributions(1)	-4.35%	14.35%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.51%	12.71%	3.21%
MSCI Japan Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-4.23%	15.00%	4.48%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 200. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to

14

you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Japan among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a

15

lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 600,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at

16

which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$6,192,000	600,000	$5,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

20

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$14.07	$13.80	$10.99	$9.89	$8.29

Income from investment operations:
Net investment income[a]	0.14	0.10	0.06	0.06	0.03
Net realized and unrealized gain (loss)[b]	(2.39)	0.27	2.81	1.08	1.57

Total from investment operations	(2.25)	0.37	2.87	1.14	1.60

Less distributions from:
Net investment income	(0.20)	(0.10)	(0.06)	(0.04)	(0.00)[c]

Total distributions	(0.20)	(0.10)	(0.06)	(0.04)	(0.00)[c]

Net asset value, end of year	$11.62	$14.07	$13.80	$10.99	$9.89

Total return	(16.13)%	2.68%	26.10%	11.58%	19.32%

Ratios/Supplemental data:
Net assets, end of year (000s)	$7,499,536	$11,780,006	$13,724,590	$7,248,107	$5,863,332
Ratio of expenses to average net assets	0.52%	0.52%	0.54%	0.57%	0.64%[d]
Ratio of net investment income to average net assets	1.11%	0.68%	0.48%	0.59%	0.28%
Portfolio turnover rate[e]	4%	3%	8%	6%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Rounds to less than $0.01.
[d]	Ratio of expenses to average net assets prior to voluntarily reimbursed distribution fees for the year ended August 31, 2004 was 0.78%.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	5	1.14%
Greater than 2.5% and Less than 3.0%	4	0.91
Greater than 2.0% and Less than 2.5%	7	1.59
Greater than 1.5% and Less than 2.0%	13	2.95
Greater than 1.0% and Less than 1.5%	27	6.14
Greater than 0.5% and Less than 1.0%	64	14.55
Between 0.5% and -0.5%	187	42.50
Less than -0.5% and Greater than -1.0%	54	12.27
Less than -1.0% and Greater than -1.5%	31	7.05
Less than -1.5% and Greater than -2.0%	24	5.45
Less than -2.0% and Greater than -2.5%	12	2.73
Less than -2.5% and Greater than -3.0%	6	1.36
Less than -3.0% and Greater than -3.5%	3	0.68
Less than -3.5%	3	0.68

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(16.13)%	(17.49)%	(15.81)%	7.65%	7.19%	8.28%	4.08%	4.47%	4.78%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(16.13)%	(17.49)%	(15.81)%	44.57%	41.52%	48.84%	49.14%	54.79%	59.52%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWJ-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI ISRAEL CAPPED

INVESTABLE MARKET INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EIS | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i shares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Israel Capped Investable Market Index Fund (the “Fund”).

CUSIP: 464286632

Trading Symbol: EIS

Underlying Index: MSCI Israel Capped Investable Market Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Israel Capped Investable Market IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Israel Capped Investable Market Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

Underlying Index consists of stocks traded primarily on the Tel Aviv Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were health care, financials and materials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Israeli currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign

3

securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence

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of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. Israel has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. The Israeli economy is dependent on trade with certain key trading partners. Reduction in spending by these economies on Israeli products and services or negative changes in any of these economies may cause an adverse impact on the Israeli economy:

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is Israel’s single largest trade and investment partner. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Israeli economy.

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Security Risk. Israel has historically experienced acts of terrorism or strained international relations related to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the Israeli market and adversely affect the performance of the Israeli economy.

Structural Risks. Certain political, economic and currency risks have contributed to a high level of price volatility in the Israeli equity and currency markets and could adversely affect investments in the Fund:

Political and Social Risk. Historically, Israel’s national politics have been unpredictable and its government has been subject to sudden change. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

Economic Risk. The Israeli economy has suffered from debt burdens, high inflation rates, currency devaluations and economic recessions, any of which may have a negative effect on the Israeli economy and securities market.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.63%	None	None	0.63%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$64	$202

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes (both expected to be de minimis), brokerage expenses, future distribution fees or expenses and extraordinary expenses.

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For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63% .

Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since its inception.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund.

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Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since its inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of

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business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the

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prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital

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gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service (“IRS”) guidance, the United States has an appropriate comprehensive income tax treaty with Israel among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax

14

conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from

15

registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and

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redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,191,500	50,000	$3,300	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved

17

worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in

18

securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s historical financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout the period)

Period from Mar. 26, 2008[a] to Aug. 31, 2008
Net asset value, beginning of period	$50.33

Income from investment operations:
Net investment income[b]	0.21
Net realized and unrealized loss[c]	(1.92)

Total from investment operations	(1.71)

Net asset value, end of period	$48.62

Total return	(3.40)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$204,201
Ratio of expenses to average net assets[e]	0.63%
Ratio of net investment income to average net assets[e]	0.93%
Portfolio turnover rate[f]	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

21

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2008 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	1.56%
Greater than 2.5% and Less than 3.0%	1	0.78
Greater than 2.0% and Less than 2.5%	2	1.56
Greater than 1.5% and Less than 2.0%	7	5.47
Greater than 1.0% and Less than 1.5%	15	11.72
Greater than 0.5% and Less than 1.0%	18	14.06
Between 0.5% and -0.5%	58	45.32
Less than -0.5% and Greater than -1.0%	9	7.03
Less than -1.0% and Greater than -1.5%	6	4.69
Less than -1.5% and Greater than -2.0%	7	5.47
Less than -2.0% and Greater than -2.5%	2	1.56
Less than -2.5%	1	0.78

	128	100.00%

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II. Total Return Information

The table that follows presents information about the total return of the Fund’s Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Cumulative Total Returns
Inception to 8/31/08*
NAV	MARKET	INDEX
(3.40)%	(5.30)%	(1.44)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). The first day of secondary market trading in shares of the Fund was 3/28/08.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

IS-P-EIS-1209

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

i Shares®             Black Rock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI ITALY INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWI | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Italy Index Fund (the “Fund”).

CUSIP: 464286855

Trading Symbol: EWI

Underlying Index: MSCI Italy Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 150,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Italy IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Italy Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Milan Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were banks, energy and utilities.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Italian currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

3

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Italy is located in a part of the world that has historically been prone to natural disasters such as earthquakes, flooding and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Italian economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

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Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Italian economy is dependent on the economies of Europe as key trading partners. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

Structural Risks. Italy is subject to certain structural risks such as inadequate infrastructure, corruption, excessive governmental spending and frequent government turnover, any of which could adversely affect investments in the Fund:

Political and Social Risk. A significant portion of Italy’s workforce is unionized and certain regions and sectors of Italy have experienced periods of high unemployment and labor and social unrest. Italy is also subject to labor and overall countrywide strikes. These issues may affect Italian economic activity. Italy’s strong presence in the lower-end industrial product sectors has eroded through competition with other countries (notably China) due to its higher labor costs.

Government Spending and Economic Debt. The government has experienced significant budget deficits and a high amount of public debt causing credit rating agencies to lower Italy’s sovereign debt rating at times. Italy has been warned by the EMU to reduce its public spending and debt. This high amount of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and

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regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -33.57%.

The best calendar quarter return during the periods shown above was 34.44% in the 1st quarter of 1998; the worst was -21.58% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	5.42%	21.14%	10.28%
Return After Taxes on Distributions(1)	5.44%	20.80%	9.41%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.12%	18.88%	8.77%
MSCI Italy Index (Index returns do not reflect deductions for fees, expenses, or taxes)	6.06%	21.19%	10.36%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares

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MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday,

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Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing,

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provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Italy among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to

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you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 150,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$3,202,500	150,000	$1,400	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research

18

provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and

19

may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$33.82	$30.48	$25.77	$20.21	$16.67

Income from investment operations:
Net investment income[a]	1.53	1.35	1.07	0.78	0.56
Net realized and unrealized gain (loss)[b]	(7.71)	2.66	4.15	5.42	3.59

Total from investment operations	(6.18)	4.01	5.22	6.20	4.15

Less distributions from:
Net investment income	(2.60)	(0.67)	(0.51)	(0.64)	(0.61)

Total distributions	(2.60)	(0.67)	(0.51)	(0.64)	(0.61)

Net asset value, end of year	$25.04	$33.82	$30.48	$25.77	$20.21

Total return	(19.43)%	13.20%	20.61%	30.74%	25.09%

Ratios/Supplemental data:
Net assets, end of year (000s)	$244,154	$172,495	$146,324	$42,526	$27,279
Ratio of expenses to average net assets	0.52%	0.52%	0.54%	0.57%	0.83%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	n/a	n/a	n/a	0.79%
Ratio of net investment income to average net assets	5.06%	4.02%	3.87%	3.18%	2.85%
Portfolio turnover rate[c]	29%	16%	15%	18%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.45%
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	4	0.91
Greater than 1.5% and Less than 2.0%	4	0.91
Greater than 1.0% and Less than 1.5%	27	6.14
Greater than 0.5% and Less than 1.0%	48	10.91
Between 0.5% and -0.5%	277	62.95
Less than -0.5% and Greater than -1.0%	45	10.23
Less than -1.0% and Greater than -1.5%	19	4.32
Less than -1.5% and Greater than -2.0%	8	1.82
Less than -2.0% and Greater than -2.5%	3	0.68
Less than -2.5%	2	0.45

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.43)%	(20.82)%	(20.40)%	12.46%	12.13%	12.26%	5.30%	5.31%	4.99%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.43)%	(20.82)%	(20.40)%	79.92%	77.23%	78.30%	67.64%	67.81%	62.69%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

IS-P-EWI-1209

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

ishares® BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWN | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Netherlands Investable Market Index Fund* (the “Fund”).

CUSIP: 464286814

Trading Symbol: EWN

Underlying Index: MSCI Netherlands Investable Market Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

*	On June 25, 2008, the name of the Fund changed from the iShares MSCI Netherlands Index Fund to the iShares MSCI Netherlands Investable Market Index Fund to reflect a previous change in the Fund’s Underlying Index from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index.

**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Netherlands Investable Market IndexSM” and “MSCI Netherlands IndexSM” are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Netherlands Investable Market Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Amsterdam Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were food, beverage and tobacco, diversified financials and capital goods.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Dutch currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

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■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. The Netherlands’ geographic location near the center of Europe’s transportation network makes it vulnerable to environmental events (such as pollution, oil spills, etc.) that may have an adverse impact on the Dutch economy. The Netherlands also faces a significant risk of major flooding which could adversely affect the country’s economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

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Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Dutch economy is dependent heavily upon the economies of Europe as key trading partners. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -32.28%.

The best calendar quarter return during the periods shown above was 22.23% in the 2nd quarter of 2003; the worst was -30.27% in the 3rd quarter of 2002.

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Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	18.59%	20.30%	6.18%
Return After Taxes on Distributions(1)	18.43%	20.02%	5.64%
Return After Taxes on Distributions and Sale of Fund Shares(1)	13.29%	18.07%	5.23%
MSCI Netherlands Investable Market Index (Index returns do not reflect deductions for fees, expenses, or taxes)(2)	20.59%	20.99%	7.27%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

(2)

At a December 7, 2007, special shareholder meeting of the Fund, a proposal to change the Underlying Index of the Fund from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index was approved in response to MSCI’s combinations of its standard and small cap indexes to form new investable market indexes. The transition to this index was implemented on February 1, 2008. The returns prior to that date reflect those of the former MSCI Netherlands Index and not the current MSCI Netherlands Investable Market Index.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]

Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays:

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New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time)

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on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital

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gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with the Netherlands among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

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Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities,

16

including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum

17

amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$989,500	50,000	$1,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest

BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment

18

management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an

19

Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$29.75	$24.17	$19.10	$15.70	$14.31

Income from investment operations:
Net investment income[a]	1.10	0.98	0.60	0.57	0.39
Net realized and unrealized gain (loss)[b]	(4.68)	5.05	4.95	3.09	1.37

Total from investment operations	(3.58)	6.03	5.55	3.66	1.76

Less distributions from:
Net investment income	(1.79)	(0.45)	(0.48)	(0.26)	(0.37)

Total distributions	(1.79)	(0.45)	(0.48)	(0.26)	(0.37)

Net asset value, end of year	$24.38	$29.75	$24.17	$19.10	$15.70

Total return	(12.67)%	25.22%	29.53%	23.40%	12.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$209,653	$251,354	$109,991	$63,974	$28,265
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.78%
Ratio of net investment income to average net assets	3.86%	3.50%	2.78%	3.13%	2.45%
Portfolio turnover rate[c]	26%	8%	17%	6%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.23%
Greater than 2.5% and Less than 3.0%	3	0.68
Greater than 2.0% and Less than 2.5%	2	0.45
Greater than 1.5% and Less than 2.0%	5	1.14
Greater than 1.0% and Less than 1.5%	20	4.55
Greater than 0.5% and Less than 1.0%	51	11.59
Between 0.5% and -0.5%	268	60.91
Less than -0.5% and Greater than -1.0%	54	12.27
Less than -1.0% and Greater than -1.5%	26	5.91
Less than -1.5% and Greater than -2.0%	7	1.59
Less than -2.0%	3	0.68

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

Effective February 1, 2008, to broaden its coverage of the market, the Fund changed its Underlying Index from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index. Effective June 25, 2008, the Fund changed its name from the iShares MSCI Netherlands Index Fund to the iShares MSCI Netherlands Investable Market Index Fund.

Index performance reflects the performance of the MSCI Netherlands Index through January 31, 2008 and the MSCI Netherlands Investable Market Index thereafter.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(12.67)%	(13.16)%	(11.54)%	14.44%	14.31%	14.83%	3.16%	3.31%	4.49%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(12.67)%	(13.16)%	(11.54)%	96.28%	95.15%	99.62%	36.50%	38.47%	55.17%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWN-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI MALAYSIA INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWM | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Malaysia Index Fund (the “Fund”).

CUSIP: 464286830

Trading Symbol: EWM

Underlying Index: MSCI Malaysia Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 75,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Malaysia IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Malaysia Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were banks, food, beverage and tobacco and capital goods.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Malaysian currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations

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caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Malaysia is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Malaysian economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries.

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During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close

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to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Malaysian economy is dependent on the economies of Southeast Asia and the United States as key trading partners. Reduction in spending by these countries on Malaysian products and services or negative changes in any of these economies may cause an adverse impact in the Malaysian economy:

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Malaysian economy.

U.S. Economic Risk. The United States is a significant trading and investment partner of Malaysia. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Malaysian economy.

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Risk of Capital Controls. Recent volatility in the exchange rate of the Malaysian currency and general economic deterioration led to the imposition and then reversal of stringent capital controls, a prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities:

Possibility of Levy on Repatriation by Fund. A levy was placed on profits repatriated by foreign entities such as the Fund and this disruption of the creation/redemption mechanism for the Fund adversely affected the trading market for shares of the Fund, resulting in trading prices that differed materially from their NAV on many days. There can be no assurance that a similar levy will not be reinstated by Malaysian authorities in the future, to the possible detriment of the Fund and its shareholders.

Potential Future Controls on Capital. Since Malaysian capital controls were imposed, the shares of the Fund have often traded at discounts or premiums to their NAV. Since the Company’s decision to permit offers and redemptions of Creation Units of the Fund’s shares for U.S. dollars, shares of the Fund have traded at prices that have generally been close to their NAV. However, there can be no assurance that this will continue to be the case. Malaysian capital controls have been changed in significant ways since they were adopted and without prior warning. There can be no assurance that Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders.

Security Risk. Malaysia has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Malaysian market and may adversely affect the performance of the Malaysian economy.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -32.43% .

The best calendar quarter return during the periods shown above was 122.01% in the 2nd quarter of 1999; the worst was -46.01% in the 2nd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	45.49%	23.55%	13.28%
Return After Taxes on Distributions(1)	43.85%	22.61%	12.57%
Return After Taxes on Distributions and Sale of Fund Shares(1)	29.51%	20.39%	11.46%
MSCI Malaysia Index (Index returns do not reflect deductions for fees, expenses, or taxes)	46.07%	24.47%	14.95%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

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Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing,

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provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

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Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States does not have an appropriate comprehensive income tax treaty with Malaysia but does with other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year

15

consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 75,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$642,000	75,000	$5,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc. , and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research

18

provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and

19

may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$10.97	$7.75	$7.19	$6.54	$5.99

Income from investment operations:
Net investment income[a]	0.34	0.34	0.26	0.20	0.13
Net realized and unrealized gain (loss)[b]	(1.31)	3.08	0.59	0.61	0.52

Total from investment operations	(0.97)	3.42	0.85	0.81	0.65

Less distributions from:
Net investment income	(0.61)	(0.20)	(0.29)	(0.16)	(0.10)

Total distributions	(0.61)	(0.20)	(0.29)	(0.16)	(0.10)

Net asset value, end of year	$9.39	$10.97	$7.75	$7.19	$6.54

Total return	(9.86)%	44.64%	12.35%	12.39%	11.01%

Ratios/Supplemental data:
Net assets, end of year (000s)	$473,091	$741,440	$374,334	$387,575	$224,218
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.79%
Ratio of net investment income to average net assets	2.84%	3.21%	3.46%	2.85%	1.97%
Portfolio turnover rate[c]	92%	87%	60%	15%	39%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 16%, 3%, 9% and 9%, respectively.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	9	2.05%
Greater than 2.0% and Less than 2.5%	7	1.59
Greater than 1.5% and Less than 2.0%	16	3.64
Greater than 1.0% and Less than 1.5%	30	6.82
Greater than 0.5% and Less than 1.0%	61	13.86
Between 0.5% and -0.5%	170	38.64
Less than -0.5% and Greater than -1.0%	63	14.32
Less than -1.0% and Greater than -1.5%	35	7.95
Less than -1.5% and Greater than -2.0%	11	2.50
Less than -2.0% and Greater than -2.5%	20	4.55
Less than -2.5% and Greater than -3.0%	6	1.36
Less than -3.0% and Greater than -3.5%	4	0.91
Less than -3.5% and Greater than -4.0%	2	0.45
Less than -4.0% and Greater than -4.5%	4	0.91
Less than -4.5%	2	0.45

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.86)%	(12.35)%	(9.64)%	12.82%	12.35%	13.54%	19.33%	19.94%	20.79%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.86)%	(12.35)%	(9.64)%	82.76%	79.03%	88.65%	485.52%	516.25%	561.21%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWM-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI SINGAPORE INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

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EWS | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

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iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Singapore Index Fund (the “Fund”).

CUSIP: 464286673

Trading Symbol: EWS

Underlying Index: MSCI Singapore Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“MSCI Singapore IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Singapore Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Singapore Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were banks, capital goods and telecommunications services.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Singaporean currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

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■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Singapore is located in a part of the world that has historically been prone to natural disasters such as tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Singaporean economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Singapore is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Singaporean economy. Given its size and position, Singapore is also sensitive to the socio-political and economic developments of its neighbors, Indonesia and Malaysia, relying on both as markets for Singapore’s service industry and on Malaysia for its raw water supply.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to

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general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be

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sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Singaporean economy is dependent on the economies of the U.S. and Asia, most significantly those of Indonesia, Malaysia and China, as key trading partners. Reduction in spending by these economies on Singaporean products and services or negative changes in any of these economies may cause an adverse impact on the Singaporean economy:

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Singaporean economy.

U.S. Economic Risk. The United States is a significant trade and investment partner of Singapore. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar

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exchange rates or a recession in the United States may have an adverse impact on the Singaporean economy.

Structural Risk

Labor Risk. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Singaporean economy.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -28.67%.

The best calendar quarter return during the periods shown above was 55.99% in the 4th quarter of 1998; the worst was
-36.28% in the 2nd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	27.79%	29.87%	10.63%
Return After Taxes on Distributions(1)	26.11%	28.62%	9.71%
Return After Taxes on Distributions and Sale of Fund Shares(1)	18.00%	26.02%	8.84%
MSCI Singapore Index (Index returns do not reflect deductions for fees, expenses, or taxes)	28.35%	29.37%	10.65%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday,

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Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing,

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provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

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Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service (“IRS”) guidance, the United States does not have an appropriate comprehensive income tax treaty with Singapore but does with other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax

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conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from

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registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and

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redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$974,000	100,000	$2,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved

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worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in

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securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$13.28	$9.11	$7.77	$6.52	$5.38

Income from investment operations:
Net investment income[a]	0.47	0.47	0.40	0.38	0.22
Net realized and unrealized gain (loss)[b]	(1.67)	4.01	1.23	1.15	1.04

Total from investment operations	(1.20)	4.48	1.63	1.53	1.26

Less distributions from:
Net investment income	(0.64)	(0.31)	(0.29)	(0.28)	(0.12)

Total distributions	(0.64)	(0.31)	(0.29)	(0.28)	(0.12)

Net asset value, end of year	$11.44	$13.28	$9.11	$7.77	$6.52

Total return	(9.55)%	49.92%	21.61%	24.06%	23.47%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,476,968	$1,669,210	$574,620	$341,137	$170,047
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.79%
Ratio of net investment income to average net assets	3.56%	3.80%	4.74%	5.19%	3.50%
Portfolio turnover rate[c]	16%	8%	6%	8%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

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prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	6	1.36%
Greater than 2.5% and Less than 3.0%	3	0.68
Greater than 2.0% and Less than 2.5%	11	2.50
Greater than 1.5% and Less than 2.0%	15	3.41
Greater than 1.0% and Less than 1.5%	44	10.00
Greater than 0.5% and Less than 1.0%	74	16.82
Between 0.5% and -0.5%	158	35.91
Less than -0.5% and Greater than -1.0%	46	10.45
Less than -1.0% and Greater than -1.5%	27	6.14
Less than -1.5% and Greater than -2.0%	21	4.77
Less than -2.0% and Greater than -2.5%	16	3.64
Less than -2.5% and Greater than -3.0%	8	1.82
Less than -3.0% and Greater than -3.5%	5	1.14
Less than -3.5% and Greater than -4.0%	2	0.45
Less than -4.0% and Greater than -4.5%	2	0.45
Less than -4.5% and Greater than -5.0%	1	0.23
Less than -5.0% and Greater than -5.5%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.55)%	(10.93)%	(9.38)%	20.36%	19.83%	20.22%	16.34%	16.77%	15.54%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.55)%	(10.93)%	(9.38)%	152.57%	147.06%	151.10%	354.40%	371.36%	323.94%

26

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWS-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWW | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Mexico Investable Market Index Fund* (the “Fund”).

CUSIP: 464286822

Trading Symbol: EWW

Underlying Index: MSCI Mexico Investable Market Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

*	On June 25, 2008, the name of the Fund changed from the iShares MSCI Mexico Index Fund to the iShares MSCI Mexico Investable Market Index Fund to reflect a previous change in the Fund’s Underlying Index from the MSCI Mexico Index to the MSCI Mexico Investable Market Index.
**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Mexico Investable Market IndexSM” and “MSCI Mexico IndexSM” are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Mexico Investable Market Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Mexican Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were telecommunication services, materials and food, beverage and tobacco.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The agricultural and mining sectors of Mexico’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Mexican economy.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Mexican currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability,

3

greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related

4

to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close

5

to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. Mexico has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. The Mexican economy is dependent on the economies of the Americas as key trading partners. Reduction in spending by these economies on Mexican products and services or negative changes in any of these economies may cause an adverse impact on the Mexican economy:

Central and South American Economic Risk. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a

6

result, the economies in many Central and South American countries can experience significant volatility.

North American Economic Risk. The United States is Mexico’s largest trade and investment partner and the Mexican economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Mexico has increased. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which may further affect Mexico’s dependency on the U.S. economy. Any downturn in U.S. or Canadian economic activity is likely to have an adverse impact on the Mexican economy.

Security Risk. Mexico has historically experienced acts of terrorism, significant criminal activity and strained international relations related to border disputes, historical animosities, the drug trade and other defense concerns. These situations may cause uncertainty in the Mexican market and adversely affect the performance of the Mexican economy.

Structural Risks. Certain political and currency instability risks have contributed to a high level of price volatility in the Mexican equity and currency markets and could adversely affect investments in the Fund:

Political Risk. Mexico has been destabilized by local insurrections and social upheavals in certain regions, particularly the State of Chiapas. Recurrence of these conditions may adversely impact the Mexican economy. In addition, Mexico has had one political party dominating government until the elections of 2000. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability.

Currency Instability Risk. Mexico has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -17.21% .

The best calendar quarter return during the periods shown above was 35.92% in the 4th quarter of 1999; the worst was -24.30% in the 3rd quarter of 1998.

8

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	12.25%	36.60%	15.28%
Return After Taxes on Distributions(1)	11.93%	36.33%	14.73%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.37%	33.10%	13.48%
MSCI Mexico Investable Market Index (Index returns do not reflect deductions for fees, expenses, or taxes)(2)	12.37%	36.09%	16.34%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

(2)

As of December 1, 2007, the Board of Directors changed the Underlying Index of the Fund from the MSCI Mexico Index to the MSCI Mexico Investable Market Index following MSCI’s combination of standard and small cap indexes to form new investable market indexes. The returns prior to that date reflect those of the former MSCI Mexico Index and not that of the current MSCI Mexico Investable Market Index.

9

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

10

Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

11

2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital

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gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Mexico among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-

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term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at

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which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$4,613,000	100,000	$1,400	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$58.35	$41.30	$29.04	$19.35	$15.04

Income from investment operations:
Net investment income[a]	1.40	0.64	0.76	0.42	0.26
Net realized and unrealized gain (loss)[b]	(6.21)	16.87	11.98	9.55	4.26

Total from investment operations	(4.81)	17.51	12.74	9.97	4.52

Less distributions from:
Net investment income	(1.60)	(0.46)	(0.48)	(0.28)	(0.21)

Total distributions	(1.60)	(0.46)	(0.48)	(0.28)	(0.21)

Net asset value, end of year	$51.94	$58.35	$41.30	$29.04	$19.35

Total return	(8.44)%	42.58%	44.11%	51.77%	30.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$955,684	$1,382,810	$764,107	$255,557	$129,623
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.78%
Ratio of net investment income to average net assets	2.42%	1.19%	2.06%	1.70%	1.40%
Portfolio turnover rate[c]	13%	14%	12%	9%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

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calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.23%
Greater than 1.5% and Less than 2.0%	4	0.91
Greater than 1.0% and Less than 1.5%	4	0.91
Greater than 0.5% and Less than 1.0%	34	7.73
Between 0.5% and -0.5%	325	73.86
Less than -0.5% and Greater than -1.0%	59	13.41
Less than -1.0% and Greater than -1.5%	8	1.82
Less than -1.5% and Greater than -2.0%	2	0.45
Less than -2.0%	3	0.68

	440	100.00%

25

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

Effective December 1, 2007, to broaden its coverage of the market, the Fund changed its Underlying Index from the MSCI Mexico Index to the MSCI Mexico Investable Market Index. Effective June 25, 2008, the Fund changed its name from the iShares MSCI Mexico Index Fund to the iShares MSCI Mexico Investable Market Index Fund.

Index performance reflects the performance of the MSCI Mexico Index through November 30, 2007 and the MSCI Mexico Investable Market Index thereafter.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.44)%	(8.13)%	(9.10)%	30.05%	30.11%	29.35%	22.45%	22.73%	23.51%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.44)%	(8.13)%	(9.10)%	271.98%	272.85%	262.04%	657.73%	675.15%	725.84%

27

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWW-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI PACIFIC ex-JAPAN INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EPP | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Pacific ex-Japan Index Fund (the “Fund”).

CUSIP: 464286665

Trading Symbol: EPP

Underlying Index: MSCI Pacific ex-Japan Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 300,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Pacific ex-Japan IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Pacific ex-Japan Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks from the following four countries: Australia, Hong Kong, New Zealand and Singapore. As of September 30, 2008, the Underlying Index’s three largest industries were banks, materials and real estate.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The agricultural and mining sectors of Australia’s and New Zealand’s economies account for the majority of their exports. Both countries are susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any negative changes in these sectors could have an adverse impact on these economies.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations

3

caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as droughts, earthquakes, volcanoes or tsunamis and are economically sensitive to environmental events. Any such event could result in a significant adverse impact on the economies of these countries and investments made in these countries.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Hong Kong and Singapore are small island states with few raw material resources and limited land area and each is reliant on imports for their commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on these economies. Given its size and position, Singapore is also sensitive to the socio-political and economic developments of its neighbors, Indonesia and Malaysia, relying on both as markets for Singapore’s service industry and on Malaysia for its raw water supply.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

4

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR

5

DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Pacific ex-Japan economies are dependent on the economies of Asia, Australasia, Europe and the United States as key trading partners. Reduction in spending by these economies on Pacific ex-Japan products and services or negative changes in any of these economies may adversely affect the Fund:

Asian Economic Risk. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the Pacific region ex-Japan.

6

Australasia Economic Risk. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services or negative changes in any of these economies may have an adverse impact on the Australasian economies.

European Economic Risk. The European Union (“EU”) is a significant trading partner of the Pacific ex-Japan countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

Interdependence Risk. Many of the Pacific region economies are intertwined and it is not uncommon for many of the countries to be in recession at the same time. The region’s four economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the securities markets of Asian countries may affect the Fund’s investments.

■	Hong Kong’s economy is dependent on trade and its relationship with China, along with the economies of Asia and the United States.

■

As a small, open economy, Singapore is particularly vulnerable to external economic influences. While Singapore has been a leading manufacturer of electronic goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

■	Australia and New Zealand rely on trade with each other and the U.S. and other Asian economies.

U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain countries in the Pacific ex-Japan region and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the economies of these nations.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

7

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

8

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -33.48%.

The best calendar quarter return during the periods shown above was 16.62% in the 4th quarter of 2006; the worst was
-11.75% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	Since Fund Inception
(Inception Date: 10/25/2001)
Return Before Taxes	30.66%	29.84%	24.14%
Return After Taxes on Distributions(1)	29.08%	28.73%	23.12%
Return After Taxes on Distributions and Sale of Fund Shares(1)	20.42%	26.21%	21.16%
MSCI Pacific ex-Japan Index (Index returns do not reflect deductions for fees, expenses, or taxes)	30.73%	29.76%	24.08%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

9

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.50%	None	None	0.50%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund equal to the Fund’s average daily net assets at an annual rate of 0.50%.

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BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or

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selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund.

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DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a

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major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has appropriate comprehensive income tax treaties with each of Australia and New Zealand among other countries, but does not with Hong Kong or Singapore.

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Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been

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held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 300,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory

17

underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$10,311,000	300,000	$6,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to

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investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940

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Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]	Year ended Aug. 31, 2004[a]
Net asset value, beginning of year	$48.31	$37.34	$32.52	$25.24	$20.68

Income from investment operations:
Net investment income[b]	1.64	1.52	1.28	1.23	0.89
Net realized and unrealized gain (loss)[c]	(6.01)	11.18	4.77	7.05	4.17

Total from investment operations	(4.37)	12.70	6.05	8.28	5.06

Less distributions from:
Net investment income	(2.51)	(1.73)	(1.23)	(1.00)	(0.50)
Net realized gain	(0.06)	–	–	–	–

Total distributions	(2.57)	(1.73)	(1.23)	(1.00)	(0.50)

Net asset value, end of year	$41.37	$48.31	$37.34	$32.52	$25.24

Total return	(9.87)%	34.86%	19.17%	33.27%	24.74%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,263,971	$3,536,295	$2,094,931	$1,522,107	$651,250
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.35%	3.43%	3.67%	4.09%	3.68%
Portfolio turnover rate[d]	14%	11%	8%	16%	8%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.45%
Greater than 4.0% and Less than 4.5%	2	0.45
Greater than 3.5% and Less than 4.0%	3	0.68
Greater than 3.0% and Less than 3.5%	2	0.45
Greater than 2.5% and Less than 3.0%	2	0.45
Greater than 2.0% and Less than 2.5%	11	2.50
Greater than 1.5% and Less than 2.0%	17	3.86
Greater than 1.0% and Less than 1.5%	41	9.32
Greater than 0.5% and Less than 1.0%	78	17.75
Between 0.5% and -0.5%	157	35.69
Less than -0.5% and Greater than -1.0%	39	8.86
Less than -1.0% and Greater than -1.5%	37	8.41
Less than -1.5% and Greater than -2.0%	18	4.09
Less than -2.0% and Greater than -2.5%	9	2.05
Less than -2.5% and Greater than -3.0%	10	2.27
Less than -3.0% and Greater than -3.5%	7	1.59
Less than -3.5% and Greater than -4.0%	2	0.45
Less than -4.0% and Greater than -4.5%	2	0.45
Less than -4.5%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.87)%	(11.35)%	(10.28)%	19.21%	18.67%	18.98%	17.68%	17.53%	17.56%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.87)%	(11.35)%	(10.28)%	140.73%	135.34%	138.40%	205.15%	202.46%	202.87%

*	Total returns for the period since inception are calculated from the inception date of the Fund (10/25/01). The first day of secondary market trading in shares of the Fund was 10/26/01.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

E-mail: iSharesETFs@blackrock.com

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EPP-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI SOUTH AFRICA INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EZA | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI South Africa Index Fund (the “Fund”).

CUSIP: 464286780

Trading Symbol: EZA

Underlying Index: MSCI South Africa Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI South Africa IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Africa Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Johannesburg Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were materials, telecommunication services and energy.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The agricultural and mining sectors of South Africa’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the South African economy.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the South African currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets, such as the South African market, are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume,

3

political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related

4

to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed

5

to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. South Africa has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. The South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States as key trading partners. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy:

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the South African economy.

6

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a significant trading partner of South Africa. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the South African economy.

Security Risk. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other defense concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.

Structural Risks. Various domestic and geopolitical factors have affected South Africa’s economic performance. Any of these factors, individually or in the aggregate, could adversely affect investments in the Fund:

Political and Social Risk. South Africa’s two-tiered economy, with one rivaling other developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income. This may cause civil and social unrest, which could adversely impact the South African economy. Ethnic and civil conflict could result in the abandonment of many of South Africa’s free market reforms. In addition, there is a serious health crisis due to high rates of human immunodeficiency virus (HIV).

Economic Risk. While South Africa is a developing country with a strong supply of natural resources, unemployment and income disparity continue to cause economic concerns. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. In addition, South Africa’s inadequate currency reserves have left its currency vulnerable at times to devaluation.

Heavy Government Control and Regulation. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

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Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -26.01%.

The best calendar quarter return during the periods shown above was 28.11% in the 4th quarter of 2006; the worst was
-15.07% in the 2nd quarter of 2006.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	Since Fund Inception
(Inception Date: 02/03/2003)
Return Before Taxes	17.28%	31.02%
Return After Taxes on Distributions(1)	16.92%	30.61%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.68%	27.81%
MSCI South Africa Index (Index returns do not reflect deductions for fees, expenses, or taxes)	18.14%	32.47%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.63%	None	None	0.63%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Korea

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Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

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Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of

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other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received

13

from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

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Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this

15

purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with South Africa among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your

16

share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$4,748,000	100,000	$1,200	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research

19

provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and

20

may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]	Year ended Aug. 31, 2004[a]
Net asset value, beginning of year	$62.26	$48.84	$41.50	$29.96	$23.41

Income from investment operations:
Net investment income[b]	2.28	1.50	1.44	0.96	0.62
Net realized and unrealized gain (loss)[c]	(6.02)	13.18	6.89	11.18	6.61

Total from investment operations	(3.74)	14.68	8.33	12.14	7.23

Less distributions from:
Net investment income	(2.72)	(1.26)	(0.99)	(0.60)	(0.68)

Total distributions	(2.72)	(1.26)	(0.99)	(0.60)	(0.68)

Net asset value, end of year	$55.80	$62.26	$48.84	$41.50	$29.96

Total return	(6.18)%	30.34%	20.06%	40.62%	31.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$429,655	$466,940	$297,898	$153,530	$92,882
Ratio of expenses to average net assets	0.63%	0.68%	0.70%	0.74%	0.95%
Ratio of net investment income to average net assets	3.61%	2.58%	2.79%	2.62%	2.23%
Portfolio turnover rate[d]	21%	8%	7%	32%	13%

[a]	Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

23

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

24

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.23%
Greater than 3.5% and Less than 4.0%	2	0.45
Greater than 3.0% and Less than 3.5%	4	0.91
Greater than 2.5% and Less than 3.0%	2	0.45
Greater than 2.0% and Less than 2.5%	15	3.41
Greater than 1.5% and Less than 2.0%	25	5.68
Greater than 1.0% and Less than 1.5%	41	9.32
Greater than 0.5% and Less than 1.0%	64	14.55
Between 0.5% and -0.5%	158	35.91
Less than -0.5% and Greater than -1.0%	47	10.69
Less than -1.0% and Greater than -1.5%	23	5.23
Less than -1.5% and Greater than -2.0%	26	5.91
Less than -2.0% and Greater than -2.5%	12	2.73
Less than -2.5% and Greater than -3.0%	6	1.36
Less than -3.0% and Greater than -3.5%	8	1.82
Less than -3.5% and Greater than -4.0%	2	0.45
Less than -4.0% and greater than -4.5%	2	0.45
Less than -4.5%	2	0.45

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.18)%	(7.84)%	(5.74)%	22.06%	21.87%	23.00%	23.72%	23.42%	25.01%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.18)%	(7.84)%	(5.74)%	170.92%	168.79%	181.58%	227.60%	223.23%	246.78%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/3/03). The first day of secondary market trading in shares of the Fund was 2/7/03.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EZA-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI SOUTH KOREA INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWY | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI South Korea Index Fund (the “Fund”).

CUSIP: 464286772

Trading Symbol: EWY

Underlying Index: MSCI Korea Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Korea IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Korea Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Stock Market Division of the Korean Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were semiconductors and semiconductor equipment, capital goods and banks.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing

2

strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the South Korean currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases. Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

3

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

•	Lower levels of liquidity and market efficiency;

•	Greater securities price volatility;

•	Exchange rate fluctuations and exchange controls;

•	Less availability of public information about issuers;

•	Limitations on foreign ownership of securities;

•	Imposition of withholding or other taxes;

•	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

•	Higher transaction and custody costs and delays in settlement procedures;

•	Difficulties in enforcing contractual obligations;

•	Lower levels of regulation of the securities market;

•	Weaker accounting, disclosure and reporting requirements; and

•

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the South Korean economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

4

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE

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FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy:

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the South Korean economy.

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U.S. Economic Risk. The United States is a large trade partner of and investor in South Korea. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the South Korean economy.

Security Risk. North and South Korea each have substantial military capabilities, and historical tensions between the two present the ongoing risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and its securities markets.

Structural Risks. South Korea may be subject to economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Fund: Economic Risk. Among these structural concerns are the country’s underdeveloped financial markets and a general lack of regulatory transparency. The restructuring of the South Korean economy and the need to create a more liberalized economy with a mechanism for bankrupt firms to exit the market, remain important unfinished economic reform tasks. These factors may adversely affect the South Korean economy and cause a diversion of corporate investment to China and other lower wage countries.

Labor Risk. South Korea’s economic growth potential is susceptible to problems from large scale emigration, rigid labor regulations and ongoing labor relations issues. In addition, the average age of South Korea’s workforce is rapidly increasing.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -39.23% .

The best calendar quarter return during the periods shown above was 58.55% in the 4th quarter of 2001; the worst was -21.37% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	Since Fund Inception
(Inception Date: 05/09/2000)
Return Before Taxes	32.08%	29.17%	16.92%
Return After Taxes on Distributions(1)	32.14%	29.20%	16.94%
Return After Taxes on Distributions and Sale of Fund Shares(1)	21.18%	26.36%	15.32%
MSCI Korea Index (Index returns do not reflect deductions for fees, expenses, or taxes)	31.85%	30.89%	17.56%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.63%	None	None	0.63%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. During the most recently completed fiscal year the Fund incurred nominal foreign tax expenses in an amount that rounds to 0.00% . The dollar amount of such expenses are shown in the Fund’s Financial Highlights; actual tax expenses for the current fiscal year may be higher or lower than those incurred in the prior year.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the

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aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

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Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing,

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provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

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Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with South Korea among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax

15

conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from

16

registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring

17

securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,945,000	50,000	$4,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their

18

interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or

19

distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$63.60	$46.00	$34.75	$24.17	$23.06

Income from investment operations:
Net investment income[a]	0.80	0.51	0.31	0.46	0.22
Net realized and unrealized gain (loss)[b]	(19.87)	17.42	11.20	10.22	1.13

Total from investment operations	(19.07)	17.93	11.51	10.68	1.35

Less distributions from:
Net investment income	(0.98)	(0.33)	(0.26)	(0.10)	(0.24)

Total distributions	(0.98)	(0.33)	(0.26)	(0.10)	(0.24)

Net asset value, end of year	$43.55	$63.60	$46.00	$34.75	$24.17

Total return	(30.35)%	39.18%	33.16%	44.29%	5.83%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,985,763	$2,429,453	$1,621,334	$698,455	$315,464
Ratio of expenses to average net assets	0.63%	0.68%	0.70%	0.74%	0.94%
Ratio of expenses to average net assets exclusive of foreign taxes	0.63%	0.68%	0.70%	0.74%	0.94%
Ratio of net investment income to average net assets	1.35%	0.96%	0.71%	1.49%	0.87%
Portfolio turnover rate[c]	42%	20%	47%	30%	29%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 15%, 6%, 14% and 9%, respectively.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

24

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	6	1.36%
Greater than 3.0% and Less than 3.5%	3	0.68
Greater than 2.5% and Less than 3.0%	6	1.36
Greater than 2.0% and Less than 2.5%	17	3.86
Greater than 1.5% and Less than 2.0%	19	4.32
Greater than 1.0% and Less than 1.5%	41	9.32
Greater than 0.5% and Less than 1.0%	66	15.00
Between 0.5% and -0.5%	132	30.00
Less than -0.5% and Greater than -1.0%	51	11.59
Less than -1.0% and Greater than -1.5%	37	8.41
Less than -1.5% and Greater than -2.0%	20	4.55
Less than -2.0% and Greater than -2.5%	11	2.50
Less than -2.5% and Greater than -3.0%	12	2.73
Less than -3.0% and Greater than -3.5%	6	1.36
Less than -3.5% and Greater than -4.0%	5	1.14
Less than -4.0% and Greater than -4.5%	1	0.23
Less than -4.5% and Greater than -5.0%	1	0.23
Less than -5.0% and Greater than -5.5%	2	0.45
Less than -5.5% and Greater than -6.0%	1	0.23
Less than -6.0%	3	0.68

	440	100.00%

25

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(30.35)%	(31.46)%	(30.22)%	14.54%	14.23%	15.68%	10.24%	10.15%	10.81%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(30.35)%	(31.46)%	(30.22)%	97.11%	94.46%	107.18%	124.95%	123.35%	134.66%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/9/00). The first day of secondary market trading in shares of the Fund was 5/12/00.

27

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWY-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI SPAIN INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWP | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Spain Index Fund (the “Fund”).

CUSIP: 464286764

Trading Symbol: EWP

Underlying Index: MSCI Spain Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 75,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Spain IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Spain Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Madrid Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were banks, telecommunication services and utilities.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Spanish currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

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■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Spain is located in a part of the world that has historically been prone to natural disasters such as droughts and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Spanish economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

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Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Spanish economy is dependent on the economies of Europe as key trading partners. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

Security Risk. Spain has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, separatist tensions and other defense concerns. These situations may cause uncertainty in the Spanish market and may adversely affect the performance of the Spanish economy.

Structural Risks. Spain is subject to labor, political and economic risks, any of which could adversely affect investments in the Fund:

Political and Social Risk. Certain regions and sectors of Spain have experienced periods of high unemployment and labor and social unrest. Continuing nationalist and terrorist group activities may adversely impact the Spanish economy.

Heavy Governmental Controls and Regulation. The Spanish government continues to control a large share of Spanish economic activity. Extensive regulation of labor and product markets is pervasive and may stifle Spanish economic growth or cause prolonged periods of recession.

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Labor and Economic Risk. Spain’s export strength has eroded due to its relatively high labor costs. In addition, Spain continues to face high levels of unemployment, inflation and low productivity compared to other European countries.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -27.46%.

The best calendar quarter return during the periods shown above was 38.58% in the 1st quarter of 1998; the worst was -21.78% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	22.30%	31.13%	14.41%
Return After Taxes on Distributions(1)	22.35%	30.92%	14.04%
Return After Taxes on Distributions and Sale of Fund Shares(1)	15.30%	28.06%	12.87%
MSCI Spain Index (Index returns do not reflect deductions for fees, expenses, or taxes)	23.95%	31.61%	14.59%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to

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you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Spain among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a

15

lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 75,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

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The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions

17

through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$3,423,750	75,000	$1,500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

18

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

19

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$58.06	$44.81	$35.70	$27.55	$22.39

Income from investment operations:
Net investment income[a]	1.98	1.30	1.07	0.79	0.44
Net realized and unrealized gain (loss)[b]	(7.33)	12.33	8.78	7.97	4.99

Total from investment operations	(5.35)	13.63	9.85	8.76	5.43

Less distributions from:
Net investment income	(2.30)	(0.38)	(0.74)	(0.61)	(0.27)

Total distributions	(2.30)	(0.38)	(0.74)	(0.61)	(0.27)

Net asset value, end of year	$50.41	$58.06	$44.81	$35.70	$27.55

Total return	(9.76)%	30.47%	28.09%	31.85%	24.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$321,349	$522,556	$178,130	$66,945	$45,456
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.80%
Ratio of net investment income to average net assets	3.28%	2.36%	2.67%	2.33%	1.64%
Portfolio turnover rate[c]	22%	12%	6%	8%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

21

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.45%
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	2	0.45
Greater than 1.5% and Less than 2.0%	5	1.14
Greater than 1.0% and Less than 1.5%	23	5.23
Greater than 0.5% and Less than 1.0%	45	10.23
Between 0.5% and -0.5%	267	60.68
Less than -0.5% and Greater than -1.0%	59	13.41
Less than -1.0% and Greater than -1.5%	26	5.91
Less than -1.5% and Greater than -2.0%	7	1.59
Less than -2.0% and Greater than -2.5%	1	0.23
Less than -2.5%	2	0.45

	440	100.00%

24

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.76)%	(10.50)%	(9.43)%	19.83%	19.61%	20.06%	9.97%	10.30%	10.04%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(9.76)%	(10.50)%	(9.43)%	147.10%	144.86%	149.47%	158.73%	166.48%	160.28%

25

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWP-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI SWITZERLAND INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWL | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Switzerland Index Fund (the “Fund”).

CUSIP: 464286749

Trading Symbol: EWL

Underlying Index: MSCI Switzerland Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 125,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Switzerland IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Switzerland Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Zurich Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were pharmaceuticals, biotechnology and life sciences, food, beverage and tobacco and diversified financials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing

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strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Swiss currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

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■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Switzerland has a dearth of natural resources. The country is dependent upon imports for raw materials and its ability to produce the range of goods and services available in the country. Any fluctuations or shortages in the commodity markets could have a negative impact on the Swiss economy.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence

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of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. Though Switzerland is not a member of the European Union (“EU”), the Swiss economy is dependent on the economies of Europe as key trading partners. Reduction in spending by these economies on Swiss products and services or negative changes in any of these economies may cause an adverse impact on the Swiss economy:

European Economic Risk. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including Switzerland, though Switzerland is not a member of the EU.

U.S. Economic Risk. The United States is a large trade and investment partner of Switzerland. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Swiss economy.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s

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performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -19.05%.

The best calendar quarter return during the periods shown above was 24.63% in the 4th quarter of 1998; the worst was
-22.09% in the 3rd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	6.98%	19.51%	6.98%
Return After Taxes on Distributions(1)	7.07%	19.50%	6.70%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.02%	17.41%	6.04%
MSCI Switzerland Index (Index returns do not reflect deductions for fees, expenses, or taxes)	5.29%	19.19%	7.45%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009 Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009 Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to

14

you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Switzerland among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a

15

lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 125,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at

16

which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,605,000	125,000	$1,500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$25.78	$22.49	$17.63	$14.58	$12.23

Income from investment operations:
Net investment income[a]	0.49	0.36	0.27	0.22	0.09
Net realized and unrealized gain (loss)[b]	(2.51)	3.12	4.71	2.92	2.31

Total from investment operations	(2.02)	3.48	4.98	3.14	2.40

Less distributions from:
Net investment income	(0.67)	(0.19)	(0.12)	(0.09)	(0.05)

Total distributions	(0.67)	(0.19)	(0.12)	(0.09)	(0.05)
Net asset value, end of year	$23.09	$25.78	$22.49	$17.63	$14.58

Total return	(7.97)%	15.53%	28.36%	21.54%	19.56%

Ratios/Supplemental data:
Net assets, end of year (000s)	$366,525	$318,998	$188,319	$79,324	$41,920
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.79%
Ratio of net investment income to average net assets	1.93%	1.42%	1.34%	1.34%	0.64%
Portfolio turnover rate[c]	11%	5%	11%	5%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.91%
Greater than 2.0% and Less than 2.5%	1	0.23
Greater than 1.5% and Less than 2.0%	4	0.91
Greater than 1.0% and Less than 1.5%	13	2.95
Greater than 0.5% and Less than 1.0%	59	13.41
Between 0.5% and -0.5%	287	65.23
Less than -0.5% and Greater than -1.0%	52	11.82
Less than -1.0% and Greater than -1.5%	16	3.64
Less than -1.5% and Greater than -2.0%	2	0.45
Less than -2.0% and Greater than -2.5%	2	0.45

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(7.97)%	(8.31)%	(9.13)%	14.68%	14.49%	14.19%	5.02%	5.39%	5.32%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(7.97)%	(8.31)%	(9.13)%	98.32%	96.71%	94.14%	63.25%	69.04%	67.99%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFS@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWL-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI SWEDEN INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWD | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

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iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Sweden Index Fund (the “Fund”).

CUSIP: 464286756

Trading Symbol: EWD

Underlying Index: MSCI Sweden Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 75,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).

Prospectus dated January 1, 2009

(as revised December 1, 2009)

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“MSCI Sweden IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Sweden Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Stockholm Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were capital goods, banks and technology, hardware and equipment.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commodity Exposure Risk. The Swedish economy is dependent on the export of natural resources and natural resource products and any negative changes in these sectors could have an adverse impact on the Swedish economy.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Swedish currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign

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securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence

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of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Swedish economy is dependent on the economies of Europe as key trading partners. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

Structural Risk

Labor Risk. Sweden’s previous efforts to comply with EMU restrictions have resulted in reduced government spending and interim higher unemployment. In additions, Sweden has an extensive social welfare system and more than 80% of the Swedish workforce is unionized. These conditions may result in increased production costs and higher governmental spending and may stifle Swedish economic growth or cause prolonged periods of recession.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

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Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -32.89% .

The best calendar quarter return during the periods shown above was 36.63% in the 4th quarter of 1999; the worst was -29.67% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	0.52%	28.75%	10.14%
Return After Taxes on Distributions(1)	0.36%	28.49%	9.33%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.39%	25.87%	8.71%
MSCI Sweden Index (Index returns do not reflect deductions for fees, expenses, or taxes)	0.62%	28.97%	11.29%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.51%	None	None	0.51%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

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Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.51% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

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Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing,

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provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

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Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Sweden among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate

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such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 75,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a

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“qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring

17

securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,494,750	75,000	$1,300	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management

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activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide

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research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$34.57	$25.88	$21.58	$16.82	$12.59

Income from investment operations:
Net investment income[a]	0.91	1.15	0.76	0.46	0.28
Net realized and unrealized gain (loss)[b]	(8.63)	7.88	3.96	4.45	4.20

Total from investment operations	(7.72)	9.03	4.72	4.91	4.48

Less distributions from:
Net investment income	(2.37)	(0.34)	(0.42)	(0.15)	(0.25)

Total distributions	(2.37)	(0.34)	(0.42)	(0.15)	(0.25)

Net asset value, end of year	$24.48	$34.57	$25.88	$21.58	$16.82

Total return	(23.16)%	35.01%	22.16%	29.21%	35.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$227,654	$573,026	$151,427	$61,513	$27,758
Ratio of expenses to average net assets	0.51%	0.51%	0.54%	0.58%	0.92%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	n/a	n/a	0.57%	0.79%
Ratio of net investment income to average net assets	2.91%	3.42%	3.13%	2.28%	1.74%
Portfolio turnover rate[c]	17%	7%	14%	6%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

22

prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.23%
Greater than 3.5% and Less than 4.0%	1	0.23
Greater than 3.0% and Less than 3.5%	2	0.45
Greater than 2.5% and Less than 3.0%	2	0.45
Greater than 2.0% and Less than 2.5%	2	0.45
Greater than 1.5% and Less than 2.0%	10	2.27
Greater than 1.0% and Less than 1.5%	17	3.86
Greater than 0.5% and Less than 1.0%	66	15.00
Between 0.5% and -0.5%	241	54.79
Less than -0.5% and Greater than -1.0%	44	10.00
Less than -1.0% and Greater than -1.5%	28	6.36
Less than -1.5% and Greater than -2.0%	19	4.32
Less than -2.0% and Greater than -2.5%	2	0.45
Less than -2.5% and Greater than -3.0%	2	0.45
Less than -3.0% and Greater than -3.5%	1	0.23
Less than -3.5% and Greater than -4.0%	1	0.23
Less than -4.0%	1	0.23

	440	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(23.16)%	(23.71)%	(23.35)%	17.33%	17.17%	17.48%	7.34%	7.62%	8.20%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(23.16)%	(23.71)%	(23.35)%	122.39%	120.88%	123.75%	103.14%	108.37%	119.92%

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWD-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI TAIWAN INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWT | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Taiwan Index Fund (the “Fund”).

CUSIP: 464286731

Trading Symbol: EWT

Underlying Index: MSCI Taiwan Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 200,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Taiwan IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Taiwan Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were technology, hardware and equipment, semiconductors and semiconductor equipment and materials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing

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strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Taiwanese currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

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Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Taiwan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Taiwanese economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Lack of Natural Resources Risk. Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE

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FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Taiwanese economy is dependent on the economies of Asia, mainly those of Japan and China, and the United States as key trading partners. Reduction in spending by any of these countries on Taiwanese products and services or negative changes in any of these economies may cause an adverse impact on the Taiwanese economy:

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Taiwanese economy.

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U.S. Economic Risk. The United States is a large trade and investment partner of Taiwan. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Taiwanese economy.

Security Risk. Taiwan’s size and geographic proximity to the People’s Republic of China and its history of political contention with China which regards Taiwan as a renegade province, have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially impact the Taiwanese economy and securities markets.

Structural Risk

Labor Risk. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -29.94%.

The best calendar quarter return during the periods shown above was 52.27% in the 4th quarter of 2001; the worst was
-29.25% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	Since Fund Inception
(Inception Date: 06/20/2000)
Return Before Taxes	7.63%	15.32%	-1.82%
Return After Taxes on Distributions(1)	7.19%	15.20%	-1.93%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.47%	13.59%	-1.49%
MSCI Taiwan Index (Index returns do not reflect deductions for fees, expenses, or taxes)	8.38%	16.43%	-0.88%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.63%	None	0.10%	0.73%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. The percentage of “Other Expenses” includes 0.10% for foreign tax expenses, and is based on amounts incurred during the Fund’s most recent fiscal year. Actual tax expenses for the current fiscal year may be higher or lower than the amount shown in the table.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds

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(iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of

June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

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Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of

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valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate

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different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the

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Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States does not have an appropriate comprehensive income tax treaty with Taiwan but does with other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to

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you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,130,000	200,000	$4,500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or

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more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others

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who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$15.99	$12.57	$11.57	$10.66	$10.79

Income from investment operations:
Net investment income[a]	0.54	0.38	0.34	0.27	0.14
Net realized and unrealized gain (loss)[b]	(3.01)	3.34	0.80	0.72	(0.25)

Total from investment operations	(2.47)	3.72	1.14	0.99	(0.11)

Less distributions from:
Net investment income	(0.39)	(0.30)	(0.14)	(0.08)	(0.02)

Total distributions	(0.39)	(0.30)	(0.14)	(0.08)	(0.02)

Net asset value, end of year	$13.13	$15.99	$12.57	$11.57	$10.66

Total return	(15.69)%	29.91%	9.84%	9.28%	(1.10)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,918,008	$2,769,764	$1,893,751	$752,640	$390,228
Ratio of expenses to average net assets	0.73%	0.77%	0.85%	1.03%	1.19%[c]
Ratio of expenses to average net assets exclusive of foreign taxes	0.63%	0.68%	0.70%	0.74%	0.92%
Ratio of net investment income to average net assets	3.54%	2.61%	2.74%	2.34%	1.23%
Portfolio turnover rate[d]	33%	35%	29%	20%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Ratio of expenses to average net assets prior to voluntary reimbursed distribution fees for the year ended August 31, 2004 was 1.22%.
[d]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 11%, 12%, 10% and 10%, respectively.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

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calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	2	0.45%
Greater than 4.0% and Less than 4.5%	2	0.45
Greater than 3.5% and Less than 4.0%	3	0.68
Greater than 3.0% and Less than 3.5%	5	1.14
Greater than 2.5% and Less than 3.0%	7	1.59
Greater than 2.0% and Less than 2.5%	11	2.50
Greater than 1.5% and Less than 2.0%	15	3.41
Greater than 1.0% and Less than 1.5%	39	8.86
Greater than 0.5% and Less than 1.0%	70	15.91
Between 0.5% and -0.5%	131	29.78
Less than -0.5% and Greater than -1.0%	66	15.00
Less than -1.0% and Greater than -1.5%	30	6.82
Less than -1.5% and Greater than -2.0%	17	3.86
Less than -2.0% and Greater than -2.5%	18	4.09
Less than -2.5% and Greater than -3.0%	9	2.05
Less than -3.0% and Greater than -3.5%	8	1.82
Less than -3.5% and Greater than -4.0%	3	0.68
Less than -4.0% and Greater than -4.5%	1	0.23
Less than -4.5% and Greater than -5.0%	1	0.23
Less than -5.0%	2	0.45

	440	100.00%

25

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(15.69)%	(16.67)%	(15.07)%	5.39%	4.59%	6.28%	(3.41)%	(3.52)%	(2.52)%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Inception to 8/31/08*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(15.69)%	(16.67)%	(15.07)%	30.03%	25.14%	35.58%	(24.78)%	(25.43)%	(18.85)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/20/00). The first day of secondary market trading in shares of the Fund was 6/23/00.

27

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWT-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

THD | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Thailand Investable Market Index Fund (the “Fund”).

CUSIP: 464286624

Trading Symbol: THD

Underlying Index: MSCI Thailand Investable Market Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Thailand Investable Market IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Thailand Investable Market (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index is a free float adjusted market capitalization index designed to measure broad based equity market performance in Thailand. The Underlying Index consists of stocks traded primarily on the Stock Exchange of Thailand (SET). As of September 30, 2008, the Underlying Index’s three largest industries were financials, energy and telecommunication services.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Thai currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations

3

caused by economic and political developments. As a result of investing in foreign securities, including non-voting depository receipt (NVDRs) the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States. In addition, the Fund may invest in NVDRs, which do not carry any voting rights.

Geographic Risk. Thailand is located in a part of the world that has historically been prone to natural disasters such as tsunamis and drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Thai economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related

4

to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close

5

to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Thai economy is dependent on commodity prices and trade with the economies of Asia, Europe and the United States. Reduction in spending by these economies on Thai products and services or negative changes in any of these economies may cause an adverse impact on the Thai economy:

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Thai economy.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

6

U.S. Economic Risk. The United States is Thailand’s largest export market and third largest supplier, after Japan and China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Thai economy.

Security Risk. Thailand has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Thai market and adversely affect the Thai economy.

Structural Risks. Economic and political instability have contributed to high price volatility in the Thai equity and currency markets, which could affect investments in the Fund.

Economic Risk. The Thai economy has experienced periods of substantial inflation, currency devaluations and economic recessions, any of which may have a negative effect on the Thai economy and securities markets.

Political and Social Risk. Thailand has at times been destabilized by frequent government turnover and significant political changes, including military coups. Recurrence of these conditions, unanticipated or sudden changes in the political structure or other Thai political events may result in sudden and significant investment losses.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.63%	None	None	0.63%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$64	$202

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes (both expected to be de minimis), brokerage expenses, future distribution fees or expenses and extraordinary expenses.

8

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63%.

Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since its inception.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund.

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Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since its inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value

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prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income

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levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service (“IRS”) guidance, the United States has an appropriate comprehensive income tax treaty with Thailand among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any

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gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

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The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions

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through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,708,000	50,000	$1,700	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could

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disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such

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restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s historical financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout the period)

Period from Mar. 26, 2008[a] to Aug. 31, 2008
Net asset value, beginning of period	$50.03

Income from investment operations:
Net investment income[b]	0.32
Net realized and unrealized loss[c]	(11.52)

Total from investment operations	(11.20)

Net asset value, end of period	$38.83

Total return	(22.39)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$58,248
Ratio of expenses to average net assets[e]	0.63%
Ratio of net investment income to average net assets[e]	1.68%
Portfolio turnover rate[f]	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of,

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prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2008 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.78%
Greater than 2.5% and Less than 3.0%	2	1.56
Greater than 2.0% and Less than 2.5%	2	1.56
Greater than 1.5% and Less than 2.0%	7	5.47
Greater than 1.0% and Less than 1.5%	21	16.41
Greater than 0.5% and Less than 1.0%	23	17.97
Between 0.5% and -0.5%	26	20.33
Less than -0.5% and Greater than -1.0%	11	8.59
Less than -1.0% and Greater than -1.5%	16	12.50
Less than -1.5% and Greater than -2.0%	10	7.81
Less than -2.0% and Greater than -2.5%	3	2.34
Less than -2.5% and Greater than -3.0%	3	2.34
Less than -3.0% and Greater than -3.5%	1	0.78
Less than -3.5%	2	1.56

	128	100.00%

23

II. Total Return Information

The table that follows presents information about the total return of the Fund’s Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Cumulative Total Returns
Inception to 8/31/08*
NAV	MARKET	INDEX
(22.39)%	(22.95)%	(22.43)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). The first day of secondary market trading in shares of the Fund was 3/28/08.

24

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-THD-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI UNITED KINGDOM INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

EWU | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI United Kingdom Index Fund (the “Fund”).

CUSIP: 464286699

Trading Symbol: EWU

Underlying Index: MSCI United Kingdom Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 200,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI United Kingdom IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI United Kingdom Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the London Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries were energy, banks and materials.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts (“DRs”) representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the British currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

3

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will

4

continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges

5

imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The British economy is dependent on the economies of Europe as key trading partners. Reduction in spending by these economies on British products and services or negative changes in any of these economies may cause an adverse impact on the British economy:

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. Economic Risk. The United States is a large trade and investment partner of the United Kingdom. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the British economy.

Structural Risk

Government Control of Economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

6

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the nine months ended September 30, 2008 was -30.02%.

The best calendar quarter return during the periods shown above was 18.43% in the 1st quarter of 1998; the worst was -17.32% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
(Inception Date: 03/12/1996)
Return Before Taxes	7.58%	18.22%	6.79%
Return After Taxes on Distributions(1)	7.03%	17.74%	6.06%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.65%	16.08%	5.64%
MSCI United Kingdom Index (Index returns do not reflect deductions for fees, expenses, or taxes)	8.36%	19.13%	7.34%

(1)

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

8

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]

Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.52%	None	None	0.52%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada

9

Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund and iShares MSCI Switzerland Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.52% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

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Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital

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gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with the United Kingdom among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-

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term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at

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which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

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Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$3,298,000	200,000	$3,500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004
Net asset value, beginning of year	$24.73	$21.92	$18.74	$15.72	$13.00

Income from investment operations:
Net investment income[a]	0.83	0.84	0.97	0.60	0.48
Net realized and unrealized gain (loss)[b]	(4.89)	2.78	2.79	2.76	2.72

Total from investment operations	(4.06)	3.62	3.76	3.36	3.20

Less distributions from:
Net investment income	(1.32)	(0.81)	(0.58)	(0.34)	(0.48)

Total distributions	(1.32)	(0.81)	(0.58)	(0.34)	(0.48)

Net asset value, end of year	$19.35	$24.73	$21.92	$18.74	$15.72

Total return	(17.16)%	16.77%	20.61%	21.53%	24.77%

Ratios/Supplemental data:
Net assets, end of year (000s)	$882,502	$1,127,738	$872,409	$464,850	$452,870
Ratio of expenses to average net assets	0.52%	0.51%	0.54%	0.57%	0.77%
Ratio of net investment income to average net assets	3.64%	3.51%	4.81%	3.39%	3.11%
Portfolio turnover rate[c]	14%	8%	10%	11%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the

22

calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.68%
Greater than 2.5% and Less than 3.0%	2	0.45
Greater than 2.0% and Less than 2.5%	3	0.68
Greater than 1.5% and Less than 2.0%	12	2.73
Greater than 1.0% and Less than 1.5%	38	8.64
Greater than 0.5% and Less than 1.0%	90	20.45
Between 0.5% and -0.5%	224	50.92
Less than -0.5% and Greater than -1.0%	39	8.86
Less than -1.0% and Greater than -1.5%	18	4.09
Less than -1.5% and Greater than -2.0%	9	2.05
Less than -2.0%	2	0.45

	440	100.00%

24

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Average Annual Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.16)%	(17.43)%	(16.68)%	12.09%	11.98%	12.87%	4.02%	4.57%	4.75%

Cumulative Total Returns
Year Ended 8/31/08			Five Years Ended 8/31/08			Ten Years Ended 8/31/08
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.16)%	(17.43)%	(16.68)%	76.92%	76.11%	83.16%	48.28%	56.40%	59.08%

25

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-EWU-1209

iShares®    BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

JANUARY 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

TUR | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares, Inc. (the “Company”) is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares MSCI Turkey Investable Market Index Fund (the “Fund”).

CUSIP: 464286715

Trading Symbol: TUR

Underlying Index: MSCI Turkey Investable Market Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated January 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“MSCI Turkey Investable Market IndexSM” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Turkey Investable Market (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is MSCI Inc. (“MSCI”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index is a free float-adjusted market capitalization index designed to measure broad-based equity market performance in Turkey. The Underlying Index consists of stocks traded primarily on the Istanbul Stock Exchange (ISE). As of September 30, 2008, the Underlying Index’s three largest industries were financials, industrials and telecommunication services.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BFA or its affiliates.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially

2

all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that its Underlying Index or the Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, you may lose money if the Turkish currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations

3

caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

Geographic Risk. Turkey is located in a part of the world that has historically been prone to natural disasters such as earthquakes and droughts and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Turkish economy.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries.

4

During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices

5

close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Privatization Risk. Turkey has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards, or in some cases due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Reliance on Trading Partners Risk. The Turkish economy is dependent on trade with certain key trading partners. Reduction in spending by these economies on Turkish products and services or negative changes in any of these economies may cause an adverse impact on the Turkish economy:

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

6

U.S. Economic Risk. The United States is a significant trading partner of and investor in Turkey. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Turkish economy.

Security Risk. Turkey has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Turkish market and adversely affect the performance of the Turkish economy.

Structural Risks. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Turkish equity and currency markets and could adversely affect investments in the Fund:

Political and Social Risk. Historically, Turkey’s national politics have been unpredictable and subject to influence by the military and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

Economic and Currency Risk. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market.

Large Government Debt Risk. Turkey has experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating and adversely impact investments in the Fund.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

Valuation Risk. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses[2]
Shareholder Fees[1]	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses
None	0.63%	None	None	0.63%

[1]	Fees paid directly from your investment.
[2]	Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets.
[3]

The Company’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$64	$202

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Company. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Company (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes (both expected to be de minimis), brokerage expenses, future distribution fees or expenses and extraordinary expenses.

8

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI Thailand Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.63%.

Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the Investment Advisory Agreement with BFA is available in the Fund’s annual report for the period ended August 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since its inception.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund.

9

Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager for BGFA and BGI from 2001 to 2006 . Mr. Savage has been a Portfolio Manager of the Fund since its inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the “spread” – that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company’s Board of Directors (the “Board”) has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value

12

prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income

13

levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Turkey among other countries.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any

14

gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

15

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions

16

through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,201,500	50,000	$1,600	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment

17

management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an

18

Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s historical financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout the period)

Period from Mar. 26, 2008[a] to Aug. 31, 2008
Net asset value, beginning of period	$50.30

Income from investment operations:
Net investment income[b]	0.83
Net realized and unrealized gain[c]	1.29

Total from investment operations	2.12

Net asset value, end of period	$52.42

Total return	4.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$152,021
Ratio of expenses to average net assets[e]	0.63%
Ratio of net investment income to average net assets[e]	3.78%
Portfolio turnover rate[f]	27%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BTC, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index which is determined, composed and calculated by MSCI without regard to the Company, BTC, BFA or the Fund. MSCI has no obligation to take the needs of the BTC, BFA or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein, neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities

21

of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Company on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2008 through September 30, 2008.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	1.56%
Greater than 2.5% and Less than 3.0%	5	3.91
Greater than 2.0% and Less than 2.5%	3	2.34
Greater than 1.5% and Less than 2.0%	5	3.91
Greater than 1.0% and Less than 1.5%	16	12.50
Greater than 0.5% and Less than 1.0%	14	10.94
Between 0.5% and -0.5%	47	36.73
Less than -0.5% and Greater than -1.0%	11	8.59
Less than -1.0% and Greater than -1.5%	10	7.81
Less than -1.5% and Greater than -2.0%	9	7.03
Less than -2.0% and Greater than -2.5%	1	0.78
Less than -2.5% and Greater than -3.0%	2	1.56
Less than -3.0% and Greater than -3.5%	2	1.56
Less than -3.5%	1	0.78

	128	100.00%

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II. Total Return Information

The table that follows presents information about the total return of the Fund’s Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of August 31, 2008

Cumulative Total Returns
Inception to 8/31/08*
NAV	MARKET	INDEX
4.22%	4.28%	4.51%

*	Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). The first day of secondary market trading in shares of the Fund was 3/28/08.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09102

IS-P-TUR-1209

iShares®    BLACKROCK

ISHARES, INC.

Statement of Additional Information

Dated January 1, 2009

(as revised December 1, 2009)

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (the “Prospectuses”) for the following funds of iShares, Inc. (the “Company”), as such Prospectuses may be revised or supplemented from time to time:

iShares MSCI Australia Index Fund

iShares MSCI Austria Investable Market Index Fund

iShares MSCI Belgium Investable Market Index Fund

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Israel Capped Investable Market Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Japan Small Cap Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Netherlands Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI Thailand Investable Market Index Fund

iShares MSCI Turkey Investable Market Index Fund

iShares MSCI United Kingdom Index Fund

The Prospectuses for the various iShares funds included in this SAI are dated January 1, 2009 (as revised December 1, 2009). Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Reports of the Company for the above listed funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (the “Distributor”), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).*

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A. (“BGI”).

i

ii

GENERAL DESCRIPTION OF THE COMPANY AND ITS FUNDS

The Company currently consists of more than 30 investment series or portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Company’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following funds (each, a “Fund” and collectively, the “Funds”):

•	iShares MSCI Australia Index Fund

•	iShares MSCI Austria Investable Market Index Fund(1)

•	iShares MSCI Belgium Investable Market Index Fund(2)

•	iShares MSCI Brazil Index Fund

•	iShares MSCI BRIC Index Fund

•	iShares MSCI Canada Index Fund

•	iShares MSCI Chile Investable Market Index Fund(3)

•	iShares MSCI Emerging Markets Index Fund

•	iShares MSCI EMU Index Fund

•	iShares MSCI France Index Fund

•	iShares MSCI Germany Index Fund

•	iShares MSCI Hong Kong Index Fund

•	iShares MSCI Israel Capped Investable Market Index Fund

•	iShares MSCI Italy Index Fund

•	iShares MSCI Japan Index Fund

•	iShares MSCI Japan Small Cap Index Fund

•	iShares MSCI Malaysia Index Fund

•	iShares MSCI Mexico Investable Market Index Fund(4)

•	iShares MSCI Netherlands Investable Market Index Fund(5)

(1)	Effective June 25, 2008, the name of the Fund changed from the iShares MSCI Austria Index Fund to the iShares MSCI Austria Investable Market Index Fund to reflect a change in the Fund’s Underlying Index from the MSCI Austria Index to the MSCI Austria Investable Market Index.
(2)	Effective June 25, 2008, the name of the Fund changed from the iShares MSCI Belgium Index Fund to the iShares MSCI Belgium Investable Market Index Fund to reflect a change in the Fund’s Underlying Index from the MSCI Belgium Index to the MSCI Belgium Investable Market Index.
(3)	Effective June 25, 2008, the name of the Fund changed from the iShares MSCI Chile Index Fund to the iShares MSCI Chile Investable Market Index Fund to reflect a change in naming conventions.
(4)	Effective June 25, 2008, the name of the Fund changed from the iShares MSCI Mexico Index Fund to the iShares MSCI Mexico Investable Market Index Fund to reflect a change in the Fund’s Underlying Index from the MSCI Mexico Index to the MSCI Mexico Investable Market Index.
(5)	Effective June 25, 2008, the name of the Fund changed from the iShares MSCI Netherlands Index Fund to the iShares MSCI Netherlands Investable Market Index Fund to reflect a change in the Fund’s Underlying Index from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index.

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•	iShares MSCI Pacific ex-Japan Index Fund

•	iShares MSCI Singapore Index Fund

•	iShares MSCI South Africa Index Fund

•	iShares MSCI South Korea Index Fund

•	iShares MSCI Spain Index Fund

•	iShares MSCI Sweden Index Fund

•	iShares MSCI Switzerland Index Fund

•	iShares MSCI Taiwan Index Fund

•	iShares MSCI Thailand Investable Market Index Fund

•	iShares MSCI Turkey Investable Market Index Fund

•	iShares MSCI United Kingdom Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”) representing publicly-traded equity securities of issuers in a particular country, region or group of countries. Each Fund is managed by BlackRock Fund Advisors* (“BFA” or the “Investment Adviser”), a subsidiary of BTC.

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed and trade on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 40,000 to 600,000 shares or multiples thereof.

The Company reserves the right to offer a “cash” option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Company a cash deposit, equal to at least 115%, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors (“BGFA”).

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commencement of trading of a Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Company reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.

Diversification Status. Each Fund is non-diversified. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular

3

industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Funds and may make it less likely that such Funds will meet their investment objectives.

Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those advised by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Company’s Board of Directors (the “Board” or the “Directors”). To the extent that the Funds engage in securities lending, BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

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In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

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Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Foreign Securities. Each Fund intends to purchase publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, certain of the Funds’ investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other forms of Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. NVDRs are designed for use in the Thai securities market. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available

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regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Index. BFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an

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amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to each Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

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The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

GENERAL CONSIDERATIONS AND RISKS

A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

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Although most of the securities in the Underlying Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

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Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in a Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

PROXY VOTING POLICY

The Company has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Company has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain

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important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds’ website at WWW.ISHARES.COM; and (ii) on the SEC’s website at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted a policy regarding the disclosure of the Funds’ portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

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Each business day, each Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker- dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds’ current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at WWW.ISHARES.COM. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Company’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEXES

Descriptions of the Underlying Indexes are provided below.

MSCI INDEXES

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI

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single country standard equity indexes have covered the world’s developed markets since 1969 and in 1988 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market capitalization size segmentation.

•	MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.

•

MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the enhanced MSCI Global Standard Indices, and targeting up to 99% coverage of the free float-adjusted market capitalization in each market.

MSCI GLOBAL INVESTABLE MARKET INDEXES

Weighting. All single-country indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines “free float” as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. Indexes of MSCI’s GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country’s stock market.

Regional Weights. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indices of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; and (iv) applying index continuity rules for the standard index.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

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Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

•	Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and

•	Achieving consistent market coverage by ensuring that each market’s size segment is represented in its proportional weight in the composite universe.

Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI’s free float-adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

PRICE AND EXCHANGE RATES

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of “snapshots” of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

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Index maintenance can be described by three broad categories of changes:

•	Annual full country index reviews, conducted on a fixed annual timetable, that systematically reassess the various dimensions of the equity universe for all countries;

•	Quarterly index reviews, aimed at promptly reflecting other significant market events; and

•	Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

MSCI AUSTRALIA INDEX

Number of Components: Approximately 75

Index Description. The MSCI Australia Index consists of stocks traded primarily on the Australian Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were materials, banks and real estate.

MSCI AUSTRIA INVESTABLE MARKET INDEX

Number of Components: Approximately 37

Index Description. The MSCI Austria Investable Market Index consists of stocks traded primarily on the Vienna Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were banks, energy and capital goods.

MSCI BELGIUM INVESTABLE MARKET INDEX

Number of Components: Approximately 48

Index Description. The MSCI Belgium Investable Market Index consists of stocks traded primarily on the Brussels Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were diversified financials, banks and materials.

MSCI BRAZIL INDEX

Number of Components: Approximately 71

Index Description. The MSCI Brazil Index consists of stocks traded primarily on the BM&FBOVESPA. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were energy, materials and banks.

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MSCI BRIC INDEX

Number of Components: Approximately 263

Index Description. The MSCI BRIC Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, Russia, India and China (“BRIC”) and consists of stocks traded primarily on the BM&FBOVESPA, Russian Trading System Stock Exchange, Moscow Interbank Currency Exchange, National Stock Exchange of India, Shanghai Stock Exchange, Shenzen Stock Exchange and the Stock Exchange of Hong Kong. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were energy, financials and materials.

MSCI CANADA INDEX

Number of Components: Approximately 98

Index Description. The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange. As of September 30, 2008 the Underlying Index’s three largest industries by component weighting were energy, banks and materials.

MSCI CHILE INVESTABLE MARKET INDEX

Number of Components: Approximately 36

Index Description. The MSCI Chile Investable Market Index consists of stocks traded primarily on the Santiago Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were utilities, materials and industrials.

MSCI EMERGING MARKETS INDEX

Number of Components: Approximately 771

Index Description. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of September 30, 2008, the Underlying Index consisted of the following 20 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Russia, South Korea, Thailand and Turkey and the Underlying Index’s three largest industries by component weighting were energy, banks and materials.

MSCI EMU INDEX

Number of Components: Approximately 295

Index Description. The MSCI EMU Index consists of stocks from the following 11 markets: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were banks, utilities and capital goods.

MSCI FRANCE INDEX

Number of Components: Approximately 74

Index Description. The MSCI France Index consists of stocks traded primarily on the Paris Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were energy, banks and capital goods.

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MSCI GERMANY INDEX

Number of Components: Approximately 56

Index Description. The MSCI Germany Index consists of stocks traded primarily on the Frankfurt Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were utilities, automobiles and components and capital goods.

MSCI HONG KONG INDEX

Number of Components: Approximately 48

Index Description. The MSCI Hong Kong Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were real estate, utilities and banks.

MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX

Number of Components: Approximately 77

Index Description. The MSCI Israel Capped Investable Market Index consists of stocks traded primarily on the Tel Aviv Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were health care, financials and materials.

MSCI ITALY INDEX

Number of Components: Approximately 38

Index Description. The MSCI Italy Index consists of stocks traded primarily on the Milan Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were banks, energy and utilities.

MSCI JAPAN INDEX

Number of Components: Approximately 349

Index Description. The MSCI Japan Index consists of stocks traded primarily on the Tokyo Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were capital goods, automobiles and components and banks.

MSCI JAPAN SMALL CAP INDEX

Number of Components: Approximately 819

Index Description. The MSCI Japan Small Cap Index targets 40% of the eligible small cap universe within each industry group in the MSCI Japan Index, which consists of stocks traded primarily on the Tokyo Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were industrials, consumer discretionary and financials.

MSCI KOREA INDEX

Number of Components: Approximately 94

Index Description. The MSCI Korea Index consists of stocks traded primarily on the South Korean Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were semiconductors and semiconductor equipment, capital goods and banks.

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MSCI MALAYSIA INDEX

Number of Components: Approximately 43

Index Description. The MSCI Malaysia Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were banks, food, beverage and tobacco and capital goods.

MSCI MEXICO INVESTABLE MARKET INDEX

Number of Components: Approximately 48

Index Description. The MSCI Mexico Investable Market Index consists of stocks traded primarily on the Mexican Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were telecommunication services, materials and food, beverage and tobacco.

MSCI NETHERLANDS INVESTABLE MARKET INDEX

Number of Components: Approximately 61

Index Description. The MSCI Netherlands Investable Market Index consists of stocks traded primarily on the Amsterdam Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were food, beverage and tobacco, diversified financials and capital goods.

MSCI PACIFIC EX-JAPAN INDEX

Number of Components: Approximately 159

Index Description. The MSCI Pacific ex-Japan Index is designed to measure equity market performance in the Australia, Hong Kong, New Zealand and Singapore equity markets. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were banks, materials and real estate.

MSCI SINGAPORE INDEX

Number of Components: Approximately 31

Index Description. The MSCI Singapore Index consists of stocks traded primarily on the Singapore Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were banks, capital goods and telecommunication services.

MSCI SOUTH AFRICA INDEX

Number of Components: Approximately 42

Index Description. The MSCI South Africa Index consists of stocks traded primarily on the Johannesburg Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were materials, telecommunication services and energy.

MSCI SPAIN INDEX

Number of Components: Approximately 31

Index Description. The MSCI Spain Index consists of stocks traded primarily on the Madrid Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were banks, telecommunication services and utilities.

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MSCI SWEDEN INDEX

Number of Components: Approximately 31

Index Description. The MSCI Sweden Index consists of stocks traded primarily on the Stockholm Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were capital goods, banks and technology, hardware and equipment.

MSCI SWITZERLAND INDEX

Number of Components: Approximately 36

Index Description. The MSCI Switzerland Index consists of stocks traded primarily on the Zurich Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were pharmaceuticals, biotechnology and life sciences, food, beverage and tobacco and diversified financials.

MSCI TAIWAN INDEX

Number of Components: Approximately 114

Index Description. The MSCI Taiwan Index consists of stocks traded primarily on the Taiwan Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were technology, hardware and equipment, semiconductors and semiconductor equipment and materials.

MSCI THAILAND INVESTABLE MARKET INDEX

Number of Components: Approximately 74

Index Description. The MSCI Thailand Investable Market Index consists of stocks traded primarily on the Stock Exchange of Thailand. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were financials, energy and telecommunication services.

MSCI TURKEY INVESTABLE MARKET INDEX

Number of Components: Approximately 73

Index Description. The MSCI Turkey Investable Market Index consists of stocks traded primarily on the Istanbul Stock Exchange (ISE). As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were financials, industrials and telecommunication services.

MSCI UNITED KINGDOM INDEX

Number of Components: Approximately 122

Index Description. The MSCI United Kingdom Index consists of stocks traded primarily on the London Stock Exchange. As of September 30, 2008, the Underlying Index’s three largest industries by component weighting were energy, banks and materials.

Additional Information. MSCI, Morgan Stanley Capital International and MSCI Index are service marks of Morgan Stanley Capital International and have been licensed for use by BTC. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International. Nor does Morgan Stanley Capital International make any representation regarding the advisability of investing in any of the Funds.

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INVESTMENT LIMITATIONS

The Board has adopted as fundamental policies the investment objectives of the iShares MSCI Brazil Index Fund, iShares MSCI EMU Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Pacific ex-Japan Index Fund and iShares MSCI South Korea Index Fund. The Board has adopted as non-fundamental policies the investment objectives of all other Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote.

The Board has adopted as fundamental policies for each Fund set forth below investment restrictions numbered 1 through 9 below.

The restrictions for such Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

THE ISHARES MSCI AUSTRALIA INDEX FUND, ISHARES MSCI BRAZIL INDEX FUND, ISHARES MSCI CANADA INDEX FUND, ISHARES MSCI GERMANY INDEX FUND, ISHARES MSCI HONG KONG INDEX FUND, ISHARES MSCI MALAYSIA INDEX FUND, ISHARES MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND, ISHARES MSCI PACIFIC EX-JAPAN INDEX FUND, ISHARES MSCI SINGAPORE INDEX FUND, ISHARES MSCI SOUTH AFRICA INDEX FUND, ISHARES MSCI SOUTH KOREA INDEX FUND, ISHARES SWITZERLAND INDEX FUND AND ISHARES TAIWAN INDEX FUND, WILL NOT:

1.

Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

2.

Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund’s assets);

4.	Purchase a security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction applies to each of the iShares MSCI Singapore Index Fund and iShares MSCI South Korea Index Fund only);

5.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

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7.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

8.	Sell securities short; or

9.	Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

The Board has adopted as fundamental policies for each Fund set forth below investment restrictions numbered 1 through 8 below.

The restrictions for such Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

THE ISHARES MSCI AUSTRIA INVESTABLE MARKET INDEX FUND, ISHARES MSCI BELGIUM INVESTABLE MARKET INDEX FUND, ISHARES MSCI EMERGING MARKETS INDEX FUND, ISHARES MSCI EMU INDEX FUND, ISHARES MSCI FRANCE INDEX FUND, ISHARES MSCI ITALY INDEX FUND, ISHARES MSCI JAPAN INDEX FUND, ISHARES MSCI MEXICO INVESTABLE MARKET INDEX FUND, ISHARES MSCI SPAIN INDEX FUND, ISHARES MSCI SWEDEN INDEX FUND AND ISHARES MSCI UNITED KINGDOM INDEX FUND WILL NOT:

1.	Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

2.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund’s assets);

4.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

5.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

6.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

7.	Sell securities short; or

8.	Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

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The Board has adopted as fundamental policies for each Fund set forth below investment restrictions numbered 1 through 6 below.

The restrictions for such Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

THE ISHARES MSCI BRIC INDEX FUND, ISHARES MSCI CHILE INVESTABLE MARKET INDEX FUND, ISHARES MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND, ISHARES MSCI JAPAN SMALL CAP INDEX FUND, ISHARES MSCI THAILAND INVESTABLE MARKET INDEX FUND AND ISHARES MSCI TURKEY INVESTABLE MARKET INDEX FUND WILL NOT:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subadvisors are not considered to be issued by members of any industry;

2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques;

To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objectives and policies); or

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

Industry Concentration. Each of the iShares MSCI Singapore Index Fund and iShares MSCI South Korea Index Fund has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of

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such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above. The Board has adopted this policy as fundamental, which means that it may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities.

As of September 30, 2008, the following Fund was concentrated (that is, invested 25% or more of its total assets) in the specified industry:

Fund	Industry or Industries
iShares MSCI Singapore Index Fund	Banks

Each of the iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund, iShares MSCI Turkey Investable Market Index Fund and iShares MSCI United Kingdom Index Fund will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to RICs of the IRC, any underlying Treasury regulations or any successor provision.

As of September 30, 2008, each of the following Funds was concentrated (that is, held 25% or more of its total assets) in the specified industries:

Fund	Industry or Industries
iShares MSCI Belgium Investable Market Index Fund	Banks
iShares MSCI Brazil Index Fund	Oil and Gas
iShares MSCI BRIC Index Fund	Oil and Gas
iShares MSCI Chile Investable Market Index Fund	Electric
iShares MSCI Hong Kong Index Fund	Real Estate
iShares MSCI Israel Capped Investable Market Index Fund	Pharmaceuticals
iShares MSCI Italy Index Fund	Banks
iShares MSCI Malaysia Index Fund	Banks
iShares MSCI Mexico Investable Market Index Fund	Telecommunications
iShares MSCI Spain Index Fund	Banks
iShares MSCI Switzerland Index Fund	Pharmaceuticals
iShares MSCI Thailand Investable Market Index Fund	Oil and Gas, Banks
iShares MSCI Turkey Investable Market Index Fund	Banks

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IN ADDITION TO THE INVESTMENT LIMITATIONS ADOPTED AS FUNDAMENTAL AS SET FORTH ABOVE, EACH FUND OBSERVES THE FOLLOWING RESTRICTIONS, WHICH MAY BE CHANGED BY THE BOARD WITHOUT A SHAREHOLDER VOTE. A FUND WILL NOT:

1.	Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Fund in accordance with its views; or

2.	Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

FOR PURPOSES OF THE PERCENTAGE LIMITATION ON EACH FUND’S INVESTMENTS IN ILLIQUID SECURITIES, FOREIGN EQUITY SECURITIES, THOUGH NOT REGISTERED UNDER THE 1933 ACT, ARE NOT DEEMED ILLIQUID WITH RESPECT TO EACH FUND IF THEY ARE OTHERWISE READILY MARKETABLE. SUCH SECURITIES ORDINARILY ARE CONSIDERED TO BE “READILY MARKETABLE” IF THEY ARE TRADED ON AN EXCHANGE OR OTHER ORGANIZED MARKET AND ARE NOT LEGALLY RESTRICTED FROM SALE BY THE FUND. BFA MONITORS THE LIQUIDITY OF RESTRICTED SECURITIES IN each FUND’S PORTFOLIO. IN REACHING LIQUIDITY DECISIONS, BFA CONSIDERS THE FOLLOWING FACTORS:

1.	The frequency of trades and quotes for the security;

2.	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

3.	Dealer undertakings to make a market in the security and

4.	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and in ADRs based on securities, in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Each of the iShares MSCI Canada Index Fund and iShares MSCI Emerging Markets Index Fund has adopted a non-fundamental investment policy such that each Fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

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CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

MANAGEMENT

Directors and Officers. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

The Company, iShares Trust, Master Investment Portfolio (“MIP”) and BlackRock Funds III, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees a total of 175 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Lead Independent Director.

Interested Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(1) (52)	Director (since 2009)	President and Director, BlackRock, Inc. since 2006 and 2007, respectively; Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio	Trustee of iShares Trust (since 2009); Director of BlackRock, Inc. (since 2007).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Management Group since its formation in 1998 and BlackRock’s predecessor entities since 1988; Trustee, University of Pennsylvania since 2009; Chairman, Hope & Heroes Children’s Cancer Fund since 2002; President of the Board of Directors, Periwinkle Theatre for Youth since 1983.

Lee T. Kranefuss(2) (47)	Director and Chairman (since 2003).	Global Chief Executive Officer, iShares/Intermediary Groups of BTC (since 2009); Director, President and Chief Executive Officer of BlackRock Asset Management International, Inc. (since 2009); Director and Chairman of BlackRock Investors Services (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors, N.A. (“BGI”) (2008-2009); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (2005-2009); Director and Chairman of Barclays Global Investors Services (2005-2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005-2008); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2005).	Trustee of iShares Trust (since 2003)

(1)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
(2)	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BFA, BTC and BlackRock Investors Services, an affiliate of BFA and BTC.

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Independent Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
George G.C. Parker (69)	Director (since 2002); Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2000); Lead Independent Trustee of iShares Trust (since 2006); Continental Airlines, Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

John E. Martinez(1) (47)	Director (since 2003).	Co-Chief Executive Officer of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003); Director, Barclays Global Investors UK Holdings, Inc. (2000-2003); Director of Real Estate Equity Exchange (since 2005).	Trustee of iShares Trust (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

Cecilia H. Herbert (59)	Director (since 2005).	Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee of the Montgomery Funds (1992-2003); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School.	Trustee of iShares Trust (since 2005).

Charles A. Hurty (65)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
(1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi- Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (53)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Trustee of iShares Trust (since 2005); Member of Advisory Council for Commonfund Distressed Debt Partners II (since 2004).

Robert H. Silver (53)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006).	Trustee of iShares Trust (since 2007); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (since 2006).

Darrell Duffie (54)	Director (since June 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Trustee of iShares Trust (since June 2008).

(1)	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined by the 1940 Act) of the Company. As of August 13, 2009, Mr. Martinez has been determined to be a non-interested person notwithstanding his former affiliation with BGI prior to 2002.

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Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Michael A. Latham (43)	President (since 2007).	Director and Chief Financial Officer of BlackRock Asset Management International, Inc. (since 2009); Head of Americas iShares (since 2007); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).

Geoffrey D. Flynn (52)	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer, U.S. iShares, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2008-2009); Director, Mutual Fund Operations of BGI (2007-2008); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Jack Gee (49)	Treasurer and Chief Financial Officer (since 2008).	Senior Director of Fund Administration of Intermediary Investor Business of BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009); Treasurer and Chief Financial Officer of Parnassus Investments (2004).

Eilleen M. Clavere (57)	Secretary (since 2007).	Director of Legal Administration of Intermediary Investor Business of BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (46)	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel, BTC (since 2009); Associate General Counsel, BGI (2004-2009); First Vice President, Merrill Lynch Investment Managers (1993-2004).

Amy Schioldager (46)	Executive Vice President (since 2007).	Global Head of Index Equity, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Patrick O’Connor (41)	Vice President (since 2007).	Head of iShares Portfolio Management, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Lee Sterne (43)	Vice President (since 2007).	Head of U.S. Fixed Income Index and iShares, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007); Portfolio Manager, BGI (2001-2004).

Matt Tucker (36)	Vice President (since 2007).	Director of Fixed Income Investment Strategy, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

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The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company. If a fund is not listed below, the Director did not own any securities in that fund as of the date indicated above:

Name of Director(1)	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director In Family of Investment Companies
Lee T. Kranefuss	iShares Barclays 1-3 Year Treasury Bond Fund	$50,001-$100,000	Over $100,000
	iShares Russell 3000 Index Fund	Over $100,000

John E. Martinez	iShares MSCI EAFE Index Fund	Over $100,000	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares Russell 2000 Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000

George G.C. Parker	iShares Russell 2000 Index Fund	$50,001-$100,000	Over $100,000
	iShares Russell 2000 Value Index Fund	$50,001-$100,000
	iShares S&P 100 Index Fund	Over $100,000
	iShares S&P 500 Value Index Fund	Over $100,000
	iShares S&P MidCap 400 Index Fund	$10,001-$50,000
	iShares S&P MidCap 400 Value Index Fund	Over $100,000
	iShares S&P Small Cap 600 Index Fund	$10,001-$50,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares MSCI Mexico Investable Market Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000

Cecilia H. Herbert	iShares FTSE/Xinhua China 25 Index Fund	Over $100,000	Over $100,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Hong Kong Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	$10,001-$50,000
	iShares Russell 1000 Index Fund	$10,001-$50,000
	iShares S&P Global Telecommunications Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$1-$10,000
	iShares S&P 500 Index Fund	Over $100,000

Charles A. Hurty	iShares S&P 500 Index Fund	$10,001-$50,000	Over $100,000
	iShares FTSE/Xinhua China 25 Index Fund	$10,001-$50,000
	iShares Dow Jones Financial Sector Index Fund	$10,001-$50,000

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Name of Director(1)	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director In Family of Investment Companies
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares Dow Jones Select Dividend Index Fund	$10,001-$50,000

John E. Kerrigan	iShares MSCI Japan Index Fund	Over $100,000	Over $100,000
	iShares MSCI Pacific ex-Japan Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000

Robert H. Silver	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares Russell 2000 Index Fund	Over $100,000

Darrell Duffie	N/A	N/A	N/A

(1)	Beneficial ownership is not shown for Robert S. Kapito because he was elected to serve as Director of the Company effective December 1, 2009.

As of December 31, 2007, none of the Directors who were not interested persons (as defined in the 1940 Act) of the Company or their immediate family members owned beneficially or of record any securities of BFA (the Funds’ investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Committees of the Board of Directors. Each Director who is not an interested person (as defined in the 1940 Act) of the Company (“Independent Directors”) serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2008.

The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Directors the nominee(s) for appointment as an Independent Director by the Board and current Independent Directors and/or for election as Independent Directors by shareholders to fill any vacancy for a position of Independent Director(s) on the Board; (iii) recommending to the Board and current Independent Directors the size and composition of the Board and Board committees and whether they comply with

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applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Directors to serve as Lead Independent Director; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors for their services as Directors, members or chairpersons of committees of the Board, Lead Independent Director, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Directors. The Nominating and Governance Committee met three times during the fiscal year ended August 31, 2008.

Remuneration of Directors. The Company pays each Independent Director and John Martinez, who was categorized as an Interested Director as of December 31, 2008, an annual fee of $90,000 for meetings of the Board attended by the Director; also the Company pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board’s Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Director. During the period January 1, 2007 through December 31, 2007, the Company paid each Independent Director and John Martinez, an Interested Director as of December 31, 2008, an annual fee of $75,000 for meetings of the Board attended by the Director; also the Company paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board’s Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Director for the calendar year ended December 31, 2007:

Name of Interested Director(1)	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Funds and Fund Complex(3)
Lee T. Kranefuss(4)	$0	Not Applicable	Not Applicable	$0
John E. Martinez(5)	75,000	Not Applicable	Not Applicable	150,000

(1)	Compensation is not shown for Robert S. Kapito because he was appointed to serve as Interested Director of the Company effective December 1, 2009.
(2)	No Director or Officer is entitled to any pension or retirement benefits from the Company.
(3)	Includes compensation for service on the Board of Trustees of iShares Trust.
(4)	Lee T. Kranefuss was not compensated by the Company due to his employment with BGI during the time period reflected in the table.
(5)	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined by the 1940 Act) of the Company. As of August 13, 2009, John E. Martinez has been deemed to be a non-interested person notwithstanding his former affiliation with BGI prior to 2002.

The table below sets forth the total compensation paid to each Independent Director for the calendar year ended December 31, 2007:

Name of Independent Director(1)	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Funds and Fund Complex(3)
George G.C. Parker	$100,000	Not Applicable	Not Applicable	$200,000
John E. Kerrigan	75,000	Not Applicable	Not Applicable	150,000
Charles A. Hurty	95,000	Not Applicable	Not Applicable	190,000
Cecilia H. Herbert	75,000	Not Applicable	Not Applicable	150,000
Robert H. Silver*	56,250	Not Applicable	Not Applicable	112,500

*	Appointed to serve as Independent Director of the Company effective March 9, 2007.
(1)	Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Director of the Company effective June 18, 2008.

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(2)	No Director or Officer is entitled to any pension or retirement benefits from the Company.
(3)	Includes compensation for service on the Board of Trustees of iShares Trust.

Control Persons and Principal Holders of Securities. The Directors and Officers of the Company collectively owned less than 1% of each of the Funds’ outstanding shares as of November 30, 2008. Although the Company does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of November 30, 2008, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares MSCI Australia Index Fund	Charles Schwab & Co., Inc.	12.07%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	National Financial Services LLC	10.24%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	Brown Brothers Harriman & Co.	9.06%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	JPMorgan Chase Bank, National Association	6.65%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

iShares MSCI Austria Investable Market Index Fund	Citigroup Global Markets Inc. 333 W 34th Street	11.36%
	New York, NY 10001-2402

	National Financial Services LLC	9.18%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	JPMorgan Chase Bank, National Association	8.86%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	Citibank, N.A.	7.75%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	Credit Suisse Securities (USA) LLC	7.24%
	11 Madison Ave.
	New York, NY 10010

	Charles Schwab & Co., Inc.	6.05%
	111 Pavonia Avenue
	Jersey City, NJ 07310

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Fund	Name	Percentage of Ownership
	TD Ameritrade Clearing, Inc.	5.35%
	1005 N. Ameritrade Place
	Bellevue, NE 68005

iShares MSCI Belgium Investable Market Index Fund	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy	20.30%
	12th Floor
	Dallas, TX 75240

	Citigroup Global Markets Inc.	11.37%
	333 W 34th Street
	New York, NY 10001-2402

	Credit Suisse Securities (USA) LLC	11.24%
	11 Madison Ave.
	New York, NY 10010

	Citibank, N.A.	8.33%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	Fifth Third Bank (The)	5.35%
	5001 Kingsley Drive
	Cincinnati, OH 45263

iShares MSCI Brazil Index Fund	Brown Brothers Harriman & Co.	14.18%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Bank of New York, The	8.13%
	One Wall Street
	New York, NY 10004

	J.P. Morgan Securities Inc.	7.02%
	500 Staton Chrisiana Road
	2/OPS3
	Newark, DE 19713-2107

	National Financial Services LLC	6.72%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	Charles Schwab & Co., Inc.	5.93%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	Pershing LLC	5.67%
	One Pershing Plaza
	Jersey City, NJ 07399

iShares MSCI BRIC Index Fund	Deutsche Bank Securities Inc./Cedear	9.74%
	1251 Avenue of the Americas
	New York, NY 10020

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Fund	Name	Percentage of Ownership
	Pershing LLC	8.95%
	One Pershing Plaza
	Jersey City, NJ 07399

	Charles Schwab & Co., Inc.	7.79%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	National Financial Services LLC	7.55%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	Merrill Lynch, Pierce Fenner & Smith	7.43%
	Safekeeping
	101 Hudson Street
	8th Floor
	Jersey City, NJ 07302

	Brown Brothers Harriman & Co.	6.36%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

iShares MSCI Canada Index Fund	Brown Brothers Harriman & Co.	16.17%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Bank of New York, The	9.85%
	One Wall Street
	New York, NY 10004

	State Street Bank and Trust Company	8.11%
	1776 Heritage Drive
	North Quincy, MA 02171

	National Financial Services LLC	7.18%
	200 Liberty Street
	5th Floor
	New York, NY 10281
	Charles Schwab & Co., Inc.	6.50%
	111 Pavonia Avenue
	Jersey City, NJ 07310

iShares MSCI Chile Investable Market Index Fund	State Street Bank and Trust Company 1776 Heritage Drive	57.08%
	North Quincy, MA 02171

	Pershing LLC	8.75%
	One Pershing Plaza
	Jersey City, NJ 07399

iShares MSCI Emerging Markets Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd.	9.31%
	11th Floor
	Jersey City, NJ 07310

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Fund	Name	Percentage of Ownership
	State Street Bank and Trust Company	7.93%
	1776 Heritage Drive
	North Quincy, MA 02171

	Northern Trust Company (The)	6.55%
	801 South Canal Street
	Chicago, IL 60612

	Charles Schwab & Co., Inc.	6.28%
	111 Pavonia Avenue
	Jersey City, NJ 07310

iShares MSCI EMU Index Fund	Brown Brothers Harriman & Co.	17.29%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Deutsche Bank Securities Inc./Cedear	15.17%
	1251 Avenue of the Americas
	New York, NY 10020

	State Street Bank and Trust Company	7.98%
	1776 Heritage Drive
	North Quincy, MA 02171

	JPMorgan Chase Bank, National Association	5.39%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

iShares MSCI France Index Fund	Citibank, N.A.	34.51%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	JPMorgan Chase Bank, National Association	11.13%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

iShares MSCI Germany Index Fund	Citibank, N.A.	16.04%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	JPMorgan Chase Bank, National Association	8.45%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	Goldman Sachs International	6.33%
	30 Hudson Street
	17th Floor
	Jersey City, NJ 07302

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Fund	Name	Percentage of Ownership
	National Financial Services LLC	5.51%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	Charles Schwab & Co., Inc.	5.42%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	Deutsche Bank Securities Inc./Cedear	5.19%
	1251 Avenue of the Americas
	New York, NY 10020

iShares MSCI Hong Kong Index Fund	Deutsche Bank Securities Inc./Cedear	11.65%
	1251 Avenue of the Americas
	New York, NY 10020

	Brown Brothers Harriman & Co.	11.20%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Charles Schwab & Co., Inc.	9.13%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	JPMorgan Chase Bank, National Association	7.35%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

iShares MSCI Israel Capped Investable Market Index Fund	Wachovia Securities, LLC One North Jefferson Avenue	36.79%
	St. Louis, MI 63103

	Citigroup Global Markets Inc.	11.40%
	333 W 34th Street
	New York, NY 10001-2402

	Merrill Lynch, Pierce, Fenner & Smith	8.39%
	Incorporated
	101 Hudson Street
	9th Floor
	Jersey City, NJ 07302-3997

iShares MSCI Italy Index Fund	Citibank, N.A.	32.18%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	Citigroup Global Markets Inc.	12.12%
	333 W 34th Street
	New York, NY 10001-2402

	JPMorgan Chase Bank, National Association	10.66%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

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Fund	Name	Percentage of Ownership
	Credit Suisse Securities (USA) LLC	5.32%
	11 Madison Ave.
	New York, NY 10010

	Goldman Sachs International	5.05%
	30 Hudson Street
	17th Floor
	Jersey City, NJ 07302

iShares MSCI Japan Index Fund	Brown Brothers Harriman & Co.	11.36%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Bank of New York, The	9.92%
	One Wall Street
	New York, NY 10004

	Charles Schwab & Co., Inc.	7.46%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	JPMorgan Chase Bank, National Association	7.10%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	Citibank, N.A.	5.37%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	Goldman, Sachs & Co.	5.10%
	30 Hudson Street
	16th Floor
	Jersey City, NJ 07302

	Merrill Lynch, Pierce Fenner & Smith	5.06%
	Safekeeping
	101 Hudson Street
	8th Floor
	Jersey City, NJ 07302

iShares MSCI Japan Small Cap Index Fund	Bear, Stearns Securities Corp. One Metrotech Center North	25.24%
	Brooklyn, NY 11201

	National Financial Services LLC	8.24%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	State Street Bank and Trust Company	7.95%
	1776 Heritage Drive
	North Quincy, MA 02171

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Fund	Name	Percentage of Ownership
	Brown Brothers Harriman & Co.	6.66%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Charles Schwab & Co., Inc.	5.78%
	111 Pavonia Avenue
	Jersey City, NJ 07310

iShares MSCI Malaysia Index Fund	Brown Brothers Harriman & Co.	15.31%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Citigroup Global Markets Inc.	7.90%
	333 W 34th Street
	New York, NY 10001-2402

	National Financial Services LLC	7.39%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	Charles Schwab & Co., Inc.	6.25%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	JPMorgan Chase Bank, National Association	5.08%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

iShares MSCI Mexico Investable Market Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd.	10.82%
	11th Floor
	Jersey City, NJ 07310

	Pershing LLC	10.14%
	One Pershing Plaza
	Jersey City, NJ 07399

	Morgan Stanley & Co. Incorporated	8.77%
	One Pierrepont Plaza
	8th Floor
	Brooklyn, NY 11201

	Citigroup Global Markets Inc.	6.33%
	333 W 34th Street
	New York, NY 10001-2402

	JPMorgan Chase Bank, National Association	6.17%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	Charles Schwab & Co., Inc.	5.87%
	111 Pavonia Avenue
	Jersey City, NJ 07310

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Fund	Name	Percentage of Ownership
iShares MSCI Netherlands Investable Market Index Fund	Wachovia Securities, LLC One North Jefferson Avenue	29.69%
	St. Louis, MI 63103

	Citibank, N.A.	13.06%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	State Street Bank and Trust Company	5.92%
	1776 Heritage Drive
	North Quincy, MA 02171

iShares MSCI Pacific ex-Japan Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd.	17.65%
	11th Floor
	Jersey City, NJ 07310

	State Street Bank and Trust Company	8.39%
	1776 Heritage Drive
	North Quincy, MA 02171

	Charles Schwab & Co., Inc.	7.77%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	Citibank, N.A.	7.11%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

iShares MSCI Singapore Index Fund	Brown Brothers Harriman & Co.	13.35%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Charles Schwab & Co., Inc.	10.89%
	111 Pavonia Avenue
	Jersey City, NJ 07310

	Citibank, N.A.	7.37%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	National Financial Services LLC	7.29%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	Pershing LLC	7.28%
	One Pershing Plaza
	Jersey City, NJ 07399

	JPMorgan Chase Bank, National Association	6.62%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

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Fund	Name	Percentage of Ownership
iShares MSCI South Africa Index Fund	Citigroup Global Markets Inc.	16.44%
	333 W 34th Street
	New York, NY 10001-2402

	JPMorgan Chase Bank, National Association	12.10%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	Brown Brothers Harriman & Co.	10.67%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Bear, Stearns Securities Corp.	6.43%
	One Metrotech Center North
	Brooklyn, NY 11201

iShares MSCI South Korea Index Fund	Brown Brothers Harriman & Co.	15.71%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Bank of New York, The	9.96%
	One Wall Street
	New York, NY 10004

	State Street Bank and Trust Company	6.67%
	1776 Heritage Drive
	North Quincy, MA 02171

	Northern Trust Company (The)	5.77%
	801 South Canal Street
	Chicago, IL 60612

	Morgan Stanley & Co. Incorporated	5.57%
	One Pierrepont Plaza
	8th Floor
	Brooklyn, NY 11201

iShares MSCI Spain Index Fund	Citigroup Global Markets Inc.	25.17%
	333 W 34th Street
	New York, NY 10001-2402

	Wachovia Securities, LLC	16.29%
	One North Jefferson Avenue
	St. Louis, MI 63103

	Citibank, N.A.	10.65%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

iShares MSCI Sweden Index Fund	Citigroup Global Markets Inc.	36.10%
	333 W 34th Street
	New York, NY 10001-2402

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Fund	Name	Percentage of Ownership
	JPMorgan Chase Bank, National Association	7.52%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	National Financial Services LLC	5.69%
	200 Liberty Street
	5th Floor
	New York, NY 10281

	Pershing LLC	5.15%
	One Pershing Plaza
	Jersey City, NJ 07399

	Citibank, N.A.	5.05%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

iShares MSCI Switzerland Index Fund	Wachovia Securities, LLC	14.05%
	One North Jefferson Avenue
	St. Louis, MI 63103

	Brown Brothers Harriman & Co.	13.21%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	JPMorgan Chase Bank, National Association	7.55%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	Citibank, N.A.	5.61%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

iShares MSCI Taiwan Index Fund	Brown Brothers Harriman & Co.	21.31%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Bank of New York, The	8.77%
	One Wall Street
	New York, NY 10004

	State Street Bank and Trust Company	7.31%
	1776 Heritage Drive
	North Quincy, MA 02171

	Citigroup Global Markets Inc.	5.76%
	333 W 34th Street
	New York, NY 10001-2402

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Fund	Name	Percentage of Ownership
iShares MSCI Thailand Investable Market Index Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated	21.05%
	101 Hudson Street
	9th Floor
	Jersey City, NJ 07302-3997

	JPMorgan Chase Bank, National Association	13.67%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	First Clearing, LLC	7.49%
	901 East Byrd Street
	Richmond, VA 23219

	Morgan Stanley & Co. Incorporated	7.47%
	One Pierrepont Plaza
	8th Floor
	Brooklyn, NY 11201

	Brown Brothers Harriman & Co.	7.06%
	525 Washington Blvd.
	11th Floor
	Jersey City, NJ 07310

	Pershing LLC	6.11%
	One Pershing Plaza
	Jersey City, NJ 07399

	State Street Bank and Trust Company	5.66%
	1776 Heritage Drive
	North Quincy, MA 02171

iShares MSCI Turkey Investable Market Index Fund	Wachovia Securities, LLC One North Jefferson Avenue	37.91%
	St. Louis, MI 63103

	Citigroup Global Markets Inc.	10.34%
	333 W 34th Street
	New York, NY 10001-2402

	JPMorgan Chase Bank, National Association	9.60%
	14201 Dallas Pkwy
	12th Floor
	Dallas, TX 75240

	Morgan Stanley & Co.	5.15%
	Harbourside Financial Center
	Plaza 3, 1st Floor
	Jersey City, NJ 07311

iShares MSCI United Kingdom Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd.	14.68%
	11th Floor
	Jersey City, NJ 07310

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Fund	Name	Percentage of Ownership
	Citibank, N.A.	11.43%
	3800 Citicorp Center Tampa
	Building B/Floor 1
	Tampa, FL 33610

	Citigroup Global Markets Inc.	11.19%
	333 W 34th Street
	New York, NY 10001-2402

	Deutsche Bank Securities Inc./Cedear	5.70%
	1251 Avenue of the Americas
	New York, NY 10020

POTENTIAL CONFLICTS OF INTEREST

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund

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invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more

46

Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/ Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their

47

service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

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BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

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BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” section in each Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Funds’ Board. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this

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personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and

51

BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Adviser. BFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Company and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc., and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Company and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, BFA is entitled to receive a management fee from each Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion. For its investment advisory services to the iShares MSCI Pacific ex-Japan Index Fund, BFA is paid a management fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.50%. For its investment advisory services to the iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Index Fund, BFA is entitled to receive a management fee from each Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and other iShares funds (iShares MSCI Emerging Markets Eastern Europe Index Fund and iShares MSCI All Country Asia ex Japan Index Fund, which are offered in separate prospectuses) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion. For its investment advisory services to the iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, BFA is

52

entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

Under the Investment Advisory Agreement, BFA, subject to the supervision of the Company’s Board and in conformity with the stated investment policies of each Fund, manages and administers the Company and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund

Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses. For its investment management services to each Fund, BFA is paid a management fee at the annual rates (as a percentage of such Fund’s average net assets) listed below. Prior to December 1, 2009, Barclays Global Advisors, a majority-owned subsidiary of Barclays Bank PLC, acted as the Funds’ investment adviser and was compensated according to the same management fee rates.

Fund	Management Fee	Fund Inception Date	Management Fees Paid for Fiscal Year Ended August 31, 2008	Management Fees Paid for Fiscal Year Ended August 31, 2007	Management Fees Paid for Fiscal Year Ended August 31, 2006
iShares MSCI Australia Index Fund	0.52%	03/12/96	$8,205,849	$5,418,181	$2,886,094
iShares MSCI Austria Investable Market Index Fund	0.52%	03/12/96	1,803,461	2,601,711	1,657,316
iShares MSCI Belgium Investable Market Index Fund	0.52%	03/12/96	1,386,685	1,332,129	479,965
iShares MSCI Brazil Index Fund	0.63%	07/10/00	47,028,502	21,514,644	11,373,859
iShares MSCI BRIC Index Fund	0.72%	11/12/07	578,683	N/A	N/A
iShares MSCI Canada Index Fund	0.52%	03/12/96	10,043,541	5,946,553	4,487,238
iShares MSCI Chile Investable Market Index Fund	0.63%	11/12/07	272,532	N/A	N/A
iShares MSCI Emerging Markets Index Fund(1)	0.72%	04/07/03	174,932,398	114,234,720	81,638,096
iShares MSCI EMU Index Fund	0.52%	07/25/00	13,126,393	12,839,319	6,044,452
iShares MSCI France Index Fund	0.52%	03/12/96	2,443,788	1,269,129	615,785
iShares MSCI Germany Index Fund	0.52%	03/12/96	8,738,608	6,219,398	3,393,583
iShares MSCI Hong Kong Index Fund	0.52%	03/12/96	11,183,414	6,192,082	4,007,032
iShares MSCI Israel Capped Investable Market Index Fund	0.63%	03/26/08	265,058	N/A	N/A
iShares MSCI Italy Index Fund	0.52%	03/12/96	1,220,048	1,055,455	454,018
iShares MSCI Japan Index Fund	0.52%	03/12/96	47,063,599	70,930,669	67,470,595
iShares MSCI Japan Small Cap Index Fund	0.53%	12/20/07	51,470	N/A	N/A
iShares MSCI Malaysia Index Fund	0.52%	03/12/96	4,929,062	3,843,835	2,225,756
iShares MSCI Mexico Investable Market Index Fund	0.52%	03/12/96	$7,064,281	$6,123,156	$2,439,770
iShares MSCI Netherlands Investable Market Index Fund	0.52%	03/12/96	1,322,904	1,140,068	475,006
iShares MSCI Pacific ex-Japan Index Fund	0.50%	10/25/01	19,183,343	14,285,783	9,175,781
iShares MSCI Singapore Index Fund	0.52%	03/21/96	9,514,088	7,038,174	2,583,523
iShares MSCI South Africa Index Fund	0.63%	02/03/03	3,789,441	2,554,012	2,039,466
iShares MSCI South Korea Index Fund	0.63%	05/09/00	18,749,352	12,507,997	10,213,486
iShares MSCI Spain Index Fund	0.52%	03/12/96	3,129,000	2,757,796	564,200
iShares MSCI Sweden Index Fund	0.51%	03/12/96	1,842,608	2,071,508	601,452
iShares MSCI Switzerland Index Fund	0.52%	03/12/96	1,995,890	1,413,051	743,036
iShares MSCI Taiwan Index Fund	0.63%	06/20/00	19,861,527	15,295,138	11,442,524

53

Fund	Management Fee	Fund Inception Date	Management Fees Paid for Fiscal Year Ended August 31, 2008	Management Fees Paid for Fiscal Year Ended August 31, 2007	Management Fees Paid for Fiscal Year Ended August 31, 2006
iShares MSCI Thailand Investable Market Index Fund	0.63%	03/26/08	153,669	N/A	N/A
iShares MSCI Turkey Investable Market Index Fund	0.63%	03/26/08	148,727	N/A	N/A
iShares MSCI United Kingdom Index Fund	0.52%	03/12/96	5,668,706	5,507,753	3,483,995

(1)	BFA has contractually agreed to waive its management fees in an amount equal to the Fund’s PRO RATA share of the fees and expenses anticipated to be incurred by investing in other investing companies, “Acquired Fund Fees and Expenses,” through December 31, 2009.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Company. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

BFA and/or BTC may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BFA and/or BTC may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BFA and/or BTC from their own resources and not from the assets of the Funds.

54

Portfolio Managers. The individuals named as Portfolio Managers in the Funds’ Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below as of August 31, 2008:

DIANE HSIUNG

Types of Accounts	Number	Total Assets
Registered Investment Companies	146	$253,163,000,000
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	5	$210,000,000
Accounts with Incentive-Based Fee Arrangements	N/A	N/A

GREG SAVAGE

Types of Accounts	Number	Total Assets
Registered Investment Companies	146	$253,163,000,000
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	6	$210,000,000
Accounts with Incentive-Based Fee Arrangements	N/A	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, a potential conflict of interest may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

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The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2008:

DIANE HSIUNG

Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

GREG SAVAGE

Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

The discussion below describes the Portfolio Manager’s compensation as of August 31, 2009, at which time BGFA acted as the Funds’ investment adviser. The compensation for the Portfolio Managers may change as a result of the acquisition by BlackRock, Inc.

With respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers received a salary and were eligible to receive an annual bonus. Each Portfolio Manager’s salary was a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus was a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance.

Each Portfolio Manager’s salary and annual bonus were paid in cash. BGFA also operated a mandatory bonus deferral plan for employees whose bonuses exceeded certain thresholds which generally became payable three years after grant. One half of the mandatory deferral award was “notionally invested” in funds managed by BGI, and the other half was provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may have been increased or decreased over the three-year period. In addition, a Portfolio Manager may have been paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may have elected to defer a portion of his or her bonus under that Plan.

If a Portfolio Manager was part of a select group of management or highly compensated employees and was designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the Portfolio Manager may have elected to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would have received an award corresponding to the deferred bonus portion if he or she voluntarily elected in advance to defer. VLAPP awards generally vested after three years. The award would have been “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment would have determined the final award amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by a factor of two (2) for the sole purpose of determining the return on the award’s notional investment.

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Portfolio Managers may have been selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards were determined annually, and generally vested in three equal installments over three years. Each vested installment was paid out upon vesting. At the option of the plan administrators, the award may have been “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period would have determined the award payout amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.

Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed at that time by BGI, which meant that the final award amount could be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.

A Portfolio Manager may have been granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owned all of the BGI companies worldwide, which options vest in three equal installments over three years and were generally exercisable during prescribed exercise windows. Shares purchased must generally have been held 355 days prior to sale. For such purposes, the value of BGI UK Holdings was based on its fair value as determined by an independent public accounting firm.

As of August 31, 2008, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:

DIANE HSIUNG

Dollar Range
Fund	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
iShares MSCI Australia Index Fund	X
iShares MSCI Austria Investable Market Index Fund			X
iShares MSCI Belgium Investable Market Index Fund	X
iShares MSCI Brazil Index Fund	X
iShares MSCI BRIC Index Fund	X
iShares MSCI Canada Index Fund	X
iShares MSCI Chile Investable Market Index Fund	X
iShares MSCI Emerging Markets Index Fund	X
iShares MSCI EMU Index Fund	X
iShares MSCI France Index Fund	X
iShares MSCI Germany Index Fund	X
iShares MSCI Hong Kong Index Fund	X
iShares MSCI Israel Capped Investable Market Index Fund	X
iShares MSCI Italy Index Fund	X
iShares MSCI Japan Index Fund	X
iShares MSCI Japan Small Cap Index Fund	X
iShares MSCI Malaysia Index Fund	X
iShares MSCI Mexico Investable Market Index Fund	X
iShares MSCI Netherlands Investable Market Index Fund	X
iShares MSCI Pacific ex-Japan Index Fund	X
iShares MSCI Singapore Index Fund	X
iShares MSCI South Africa Index Fund	X
iShares MSCI South Korea Index Fund		X

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Dollar Range
Fund	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
iShares MSCI Spain Index Fund	X
iShares MSCI Sweden Index Fund	X
iShares MSCI Switzerland Index Fund	X
iShares MSCI Taiwan Index Fund	X
iShares MSCI Thailand Investable Market Index Fund	X
iShares MSCI Turkey Investable Market Index Fund	X
iShares MSCI United Kingdom Index Fund	X

GREG SAVAGE

Dollar Range
Fund	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
iShares MSCI Australia Index Fund	X
iShares MSCI Austria Investable Market Index Fund	X
iShares MSCI Belgium Investable Market Index Fund	X
iShares MSCI Brazil Index Fund		X
iShares MSCI BRIC Index Fund	X
iShares MSCI Canada Index Fund		X
iShares MSCI Chile Investable Market Index Fund	X
iShares MSCI Emerging Markets Index Fund			X
iShares MSCI EMU Index Fund	X
iShares MSCI France Index Fund	X
iShares MSCI Germany Index Fund	X
iShares MSCI Hong Kong Index Fund	X
iShares MSCI Israel Capped Investable Market Index Fund	X
iShares MSCI Italy Index Fund	X
iShares MSCI Japan Index Fund	X
iShares MSCI Japan Small Cap Index Fund	X
iShares MSCI Malaysia Index Fund	X
iShares MSCI Mexico Investable Market Index Fund	X
iShares MSCI Netherlands Investable Market Index Fund	X
iShares MSCI Pacific ex-Japan Index Fund	X
iShares MSCI Singapore Index Fund	X
iShares MSCI South Africa Index Fund	X
iShares MSCI South Korea Index Fund	X
iShares MSCI Spain Index Fund	X
iShares MSCI Sweden Index Fund	X
iShares MSCI Switzerland Index Fund	X
iShares MSCI Taiwan Index Fund		X
iShares MSCI Thailand Investable Market Index Fund	X
iShares MSCI Turkey Investable Market Index Fund	X
iShares MSCI United Kingdom Index Fund	X

Codes of Ethics. The Company, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of

58

Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds. State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Company, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Company and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Company, State Street maintains in separate accounts cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for each Fund. Also, pursuant to a Delegation Agreement with the Company, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the iShares MSCI Singapore Index Fund directly and by BFA from its management fee for all Funds other than iShares MSCI Singapore Index Fund.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the fiscal years noted:

Fund	Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2008	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2007	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2006
iShares MSCI Australia Index Fund	03/12/96	$278,040	$266,529	$150,869
iShares MSCI Austria Investable Market Index Fund	03/12/96	97,413	161,631	112,148
iShares MSCI Belgium Investable Market Index Fund	03/12/96	62,330	60,170	27,553
iShares MSCI Brazil Index Fund	07/10/00	5,577,639	5,102,401	2,905,664
iShares MSCI BRIC Index Fund	11/12/07	49,596	N/A	N/A
iShares MSCI Canada Index Fund	03/12/96	194,366	135,281	123,094
iShares MSCI Chile Investable Market Index Fund	11/12/07	136,959	N/A	N/A
iShares MSCI Emerging Markets Index Fund	04/07/03	6,109,897	5,707,078	4,669,932
iShares MSCI EMU Index Fund	07/25/00	445,211	508,751	273,106
iShares MSCI France Index Fund	03/12/96	87,619	72,818	53,830
iShares MSCI Germany Index Fund	03/12/96	197,848	168,144	103,850
iShares MSCI Hong Kong Index Fund	03/12/96	282,733	188,508	129,584
iShares MSCI Israel Capped Investable Market Index Fund	03/26/08	43,748	N/A	N/A
iShares MSCI Italy Index Fund	03/12/96	35,405	46,124	23,520
iShares MSCI Japan Index Fund	03/12/96	573,182	1,047,176	1,289,942
iShares MSCI Japan Small Cap Index Fund	12/20/07	6,582	N/A	N/A
iShares MSCI Malaysia Index Fund	03/12/96	555,721	577,302	324,031

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Fund	Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2008	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2007	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2006
iShares MSCI Mexico Investable Market Index Fund	03/12/96	$469,019	$652,627	$264,467
iShares MSCI Netherlands Investable Market Index Fund	03/12/96	42,891	42,313	22,455
iShares MSCI Pacific ex-Japan Index Fund	10/25/01	657,164	711,922	485,576
iShares MSCI Singapore Index Fund	03/12/96	602,037	753,276	273,375
iShares MSCI South Africa Index Fund	02/03/03	188,842	181,744	161,664
iShares MSCI South Korea Index Fund	05/09/00	1,480,317	1,485,700	1,228,569
iShares MSCI Spain Index Fund	03/12/96	90,546	116,348	30,141
iShares MSCI Sweden Index Fund	03/12/96	67,251	94,767	39,219
iShares MSCI Switzerland Index Fund	03/12/96	62,910	63,264	38,265
iShares MSCI Taiwan Index Fund	06/20/00	1,922,252	2,523,403	1,880,480
iShares MSCI Thailand Investable Market Index Fund	03/26/08	8,818	N/A	N/A
iShares MSCI Turkey Investable Market Index Fund	03/26/08	20,918	N/A	N/A
iShares MSCI United Kingdom Index Fund	03/12/96	67,659	105,612	84,541

Distributor. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Directors, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants (as defined below) and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

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The following table sets forth the compensation paid by BFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the periods noted below:

Fund	Fund Inception Date	Compensation Paid During Fiscal Year Ended August 31, 2008	Compensation Paid During Fiscal Year Ended August 31, 2007	Compensation Paid During Fiscal Year Ended August 31, 2006
iShares MSCI Australia Index Fund	03/12/96	$36,898	$50,592	$38,571
iShares MSCI Austria Investable Market Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Belgium Investable Market Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Brazil Index Fund	07/10/00	36,898	50,592	38,571
iShares MSCI BRIC Index Fund	11/12/07	28,067	N/A	N/A
iShares MSCI Canada Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Chile Investable Market Index Fund	11/12/07	28,067	N/A	N/A
iShares MSCI Emerging Markets Index Fund	04/07/03	36,898	50,592	38,571
iShares MSCI EMU Index Fund	07/25/00	36,898	50,592	38,571
iShares MSCI France Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Germany Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Hong Kong Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Israel Capped Investable Market Index Fund	03/26/08	10,398	N/A	N/A
iShares MSCI Italy Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Japan Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Japan Small Cap Index Fund	12/20/07	18,386	N/A	N/A
iShares MSCI Malaysia Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Mexico Investable Market Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Netherlands Investable Market Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Pacific ex-Japan Index Fund	10/25/01	36,898	50,592	38,571
iShares MSCI Singapore Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI South Africa Index Fund	02/03/03	36,898	50,592	38,571
iShares MSCI South Korea Index Fund	05/09/00	36,898	50,592	38,571
iShares MSCI Spain Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Sweden Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Switzerland Index Fund	03/12/96	36,898	50,592	38,571
iShares MSCI Taiwan Index Fund	06/20/00	36,898	50,592	38,571
iShares MSCI Thailand Investable Market Index Fund	03/26/08	10,398	N/A	N/A
iShares MSCI Turkey Investable Market Index Fund	03/26/08	10,398	N/A	N/A
iShares MSCI United Kingdom Index Fund	03/12/96	36,898	50,592	38,571

BROKERAGE TRANSACTIONS

BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

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The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:

Fund	Fund Inception Date	Commissions Paid During Fiscal Year Ended August 31, 2008	Commissions Paid During Fiscal Year Ended August 31, 2007	Commissions Paid During Fiscal Year Ended August 31, 2006
iShares MSCI Australia Index Fund	03/12/96	$190,106	$150,264	$44,501
iShares MSCI Austria Investable Market Index Fund	03/12/96	150,770	224,572	114,016
iShares MSCI Belgium Investable Market Index Fund	03/12/96	95,026	72,646	31,534
iShares MSCI Brazil Index Fund	07/10/00	2,382,012	626,251	408,983
iShares MSCI BRIC Index Fund	11/12/07	9,606	N/A	N/A
iShares MSCI Canada Index Fund	03/12/96	318,661	251,510	113,719
iShares MSCI Chile Investable Market Index Fund	11/12/07	19,335	N/A	N/A
iShares MSCI Emerging Markets Index Fund	04/07/03	4,360,370	2,129,900	2,250,437
iShares MSCI EMU Index Fund	07/25/00	589,966	129,208	97,602
iShares MSCI France Index Fund	03/12/96	30,916	13,158	9,883
iShares MSCI Germany Index Fund	03/12/96	118,584	52,232	27,122
iShares MSCI Hong Kong Index Fund	03/12/96	101,228	70,338	28,227
iShares MSCI Israel Capped Investable Market Index Fund	03/26/08	19,216	N/A	N/A
iShares MSCI Italy Index Fund	03/12/96	62,742	33,919	13,882
iShares MSCI Japan Index Fund	03/12/96	226,491	249,884	287,796
iShares MSCI Japan Small Cap Index Fund	12/20/07	1,121	N/A	N/A
iShares MSCI Malaysia Index Fund	03/12/96	289,931	365,787	68,670
iShares MSCI Mexico Investable Market Index Fund	03/12/96	237,428	324,446	100,531
iShares MSCI Netherlands Investable Market Index Fund	03/12/96	78,349	33,790	20,106
iShares MSCI Pacific ex-Japan Index Fund	10/25/01	507,720	489,046	174,011
iShares MSCI Singapore Index Fund	03/12/96	366,027	260,531	75,315
iShares MSCI South Africa Index Fund	02/03/03	336,694	92,616	47,934
iShares MSCI South Korea Index Fund	05/09/00	712,192	124,150	368,333
iShares MSCI Spain Index Fund	03/12/96	173,721	82,292	11,832
iShares MSCI Sweden Index Fund	03/12/96	66,278	57,105	19,186
iShares MSCI Switzerland Index Fund	03/12/96	44,826	22,495	22,527
iShares MSCI Taiwan Index Fund	06/20/00	562,575	463,491	338,064
iShares MSCI Thailand Investable Market Index Fund	03/26/08	27,267	N/A	N/A
iShares MSCI Turkey Investable Market Index Fund	03/26/08	48,787	N/A	N/A
iShares MSCI United Kingdom Index Fund	03/12/96	95,464	77,455	37,167

The following table sets forth the names of the Funds’ “regular broker dealers,” as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund’s fiscal year ended August 31, 2008:

Fund	Issuer	Market Value of Investment
MSCI EMU Index Fund	Societe Generale	$14,547,922
	Deutsche Bank AG	14,061,243

MSCI France Index Fund	Societe Generale	$8,256,363

MSCI Germany Index Fund	Deutsche Bank AG	$27,664,757

MSCI Switzerland Index Fund	UBS AG	$18,031,537
	Credit Suisse Group	17,923,619

None of the Funds paid any brokerage commissions to BlackRock Investor Services, an affiliate of BFA, and a subsidiary of BTC, during the fiscal year ended August 31, 2008.

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The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is generally expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
iShares MSCI Australia Index Fund	10%	10%
iShares MSCI Austria Investable Market Index Fund	26%	21%
iShares MSCI Belgium Investable Market Index Fund	31%	12%
iShares MSCI Brazil Index Fund	30%	22%
iShares MSCI BRIC Index Fund	9%	N/A
iShares MSCI Canada Index Fund	11%	8%
iShares MSCI Chile Investable Market Index Fund	16%	N/A
iShares MSCI Emerging Markets Index Fund	11%	5%
iShares MSCI EMU Index Fund	27%	5%
iShares MSCI France Index Fund	10%	6%
iShares MSCI Germany Index Fund	11%	4%
iShares MSCI Hong Kong Index Fund	17%	9%
iShares MSCI Israel Capped Investable Market Index Fund	8%	N/A
iShares MSCI Italy Index Fund	29%	16%
iShares MSCI Japan Index Fund	4%	3%
iShares MSCI Japan Small Cap Index Fund	7%	N/A
iShares MSCI Malaysia Index Fund	92%	87%
iShares MSCI Mexico Investable Market Index Fund	13%	14%
iShares MSCI Netherlands Investable Market Index Fund	26%	8%
iShares MSCI Pacific ex-Japan Index Fund	14%	11%
iShares MSCI Singapore Index Fund	16%	8%
iShares MSCI South Africa Index Fund	21%	8%
iShares MSCI South Korea Index Fund	42%	20%
iShares MSCI Spain Index Fund	22%	12%
iShares MSCI Sweden Index Fund	17%	7%

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Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
iShares MSCI Switzerland Index Fund	11%	5%
iShares MSCI Taiwan Index Fund	33%	35%
iShares MSCI Thailand Investable Market Index Fund	19%	N/A
iShares MSCI Turkey Investable Market Index Fund	27%	N/A
iShares MSCI United Kingdom Index Fund	14%	8%

ADDITIONAL INFORMATION CONCERNING THE COMPANY

Capital Stock. The Company currently is comprised of 31 series referred to as funds. Each series issues shares of common stock, par value $0.001 per share. The Company has authorized and issued the following funds as separate series of capital stock: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil Index Fund, the iShares MSCI BRIC Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI Chile Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Emerging Markets Eastern Europe Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Israel Capped Investable Market Index, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Japan Small Cap Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, the iShares MSCI Thailand Investable Market Index Fund, the iShares MSCI Turkey Investable Market Index Fund and the iShares MSCI United Kingdom Index Fund. The Company has authorized for issuance, but is not currently offering for sale to the public, eight additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board the power to establish the number of shares which constitute a Creation Units or by resolution, restrict the redemption right to Creation Units.

Each share issued by a fund has a pro rata interest in the assets of that fund. The Company is currently authorized to issue 16.85 billion shares of common stock. The following number of shares is currently authorized for each of the funds: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Investable Market Index Fund, 100 million shares; the iShares MSCI Belgium Investable Market Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI BRIC Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Chile Investable Market Index Fund, 200 million shares; the iShares MSCI Emerging Markets Index Fund, 1.5 billion shares; the iShares MSCI Emerging Markets Eastern Europe Index Fund, 200 million shares; the iShares MSCI EMU Index Fund, 1 billion shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 250 million shares; the iShares MSCI Israel Capped Investable Market Index Fund, 500 million; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Japan Small Cap Index Fund, 500 million shares; the iShares MSCI Malaysia Index Fund, 300 million shares; the iShares MSCI Mexico Investable Market Index Fund, 255 million shares; the iShares MSCI Netherlands Investable Market Index Fund, 255 million shares; the iShares MSCI Pacific ex-Japan Index Fund, 1 billion shares; the iShares MSCI Singapore Index Fund, 300 million shares; the iShares MSCI South Africa Index Fund, 400 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI

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Taiwan Index Fund, 400 million shares; the iShares MSCI Thailand Investable Market Index Fund, 200 million; the iShares MSCI Turkey Investable Market Index Fund, 200 million; and the iShares MSCI United Kingdom Index Fund, 934.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confer upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Directors determine that the matter affects the interests of more than one fund.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more stockholders may remain a control person of the fund.

In accordance with the Company’s Articles of Incorporation dated September 17, 2009 (the “Articles of Incorporation”), as amended and restated, the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to the Company, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and directors of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Company or a Fund. The Company or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a majority of the holders of the Company or such Fund entitled to vote on termination however, in certain circumstances described in the Articles of Incorporation, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Articles of Incorporation provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the shares to be

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redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Company may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the shares of each Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Company. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for

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any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Company at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

General. The Company issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of September 30, 2008:

Fund	Shares Per Creation Unit	Value Per Creation Unit ($U.S.)
iShares MSCI Australia Index Fund	200,000	$3,968,000
iShares MSCI Austria Investable Market Index Fund	100,000	2,145,000
iShares MSCI Belgium Investable Market Index Fund	40,000	543,600
iShares MSCI Brazil Index Fund	50,000	2,850,500
iShares MSCI BRIC Index Fund	50,000	1,743,000
iShares MSCI Canada Index Fund	100,000	2,621,000
iShares MSCI Chile Investable Market Index Fund	50,000	1,991,000
iShares MSCI Emerging Markets Index Fund	450,000	15,228,000
iShares MSCI EMU Index Fund	100,000	3,892,000
iShares MSCI France Index Fund	200,000	5,260,000
iShares MSCI Germany Index Fund	300,000	7,074,000
iShares MSCI Hong Kong Index Fund	75,000	984,750
iShares MSCI Israel Capped Investable Market Index Fund	50,000	2,191,500
iShares MSCI Italy Index Fund	150,000	3,202,500
iShares MSCI Japan Index Fund	600,000	6,192,000
iShares MSCI Japan Small Cap Index Fund	100,000	3,910,000
iShares MSCI Malaysia Index Fund	75,000	642,000
iShares MSCI Mexico Investable Market Index Fund	100,000	4,613,000
iShares MSCI Netherlands Investable Market Index Fund	50,000	989,500
iShares MSCI Pacific ex-Japan Index Fund	300,000	10,311,000
iShares MSCI Singapore Index Fund	100,000	974,000
iShares MSCI South Africa Index Fund	100,000	4,748,000
iShares MSCI South Korea Index Fund	50,000	1,945,000
iShares MSCI Spain Index Fund	75,000	3,423,750
iShares MSCI Sweden Index Fund	75,000	1,494,750
iShares MSCI Switzerland Index Fund	125,000	2,605,000
iShares MSCI Taiwan Index Fund	200,000	2,130,000
iShares MSCI Thailand Investable Market Index Fund	50,000	1,708,000
iShares MSCI Turkey Investable Market Index Fund	50,000	2,201,500
iShares MSCI United Kingdom Index Fund	200,000	3,298,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Company, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

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A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund (except for the iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, which are currently offered in Creation Units solely for cash, and the iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Index Fund which are currently offered in Creation Units partially for cash), generally consists of the in kind deposit of a designated portfolio of equity securities (i.e., the “Deposit Securities”), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit.

BFA makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities pursuant to changes in composition of the Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Company reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Company also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation

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Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of a Fund. The Distributor will notify BFA and the Custodian of such order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. For most Funds, an Authorized Participant must submit an irrevocable purchase before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund by 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day’s NAV. Orders to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund and iShares MSCI Chile Investable Market Index Fund before 3:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In addition, orders to purchase shares of the iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund and iShares MSCI Chile Investable Market Index Fund will not be accepted on any day when the equity markets in the relevant foreign market are closed. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Emerging Markets Index Fund by 5:00 p.m., Eastern time (or by one hour after the close of the Listing Exchange, if earlier) on any Business Day in order to receive the next Business Day’s NAV. Orders to redeem shares of the Fund that are

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submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance in accordance with the Company’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Order for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and BFA) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the NAV of the shares, the Company will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of any Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified by BFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Company or BFA, have an adverse effect on the Company or the rights of beneficial owners; or (vii) circumstances outside the control of the Company, the Distributor and BFA make it impracticable to process purchase orders. The Company shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Company, State Street, the subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in the REGULAR HOLIDAYS section, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Company will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 115%, which BFA may change from time to time, of the value of the missing Deposit

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Securities in accordance with the Company’s then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Company reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company and the Company’s determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units of iShares funds, when Creation Units are available or specified for a Fund (Creation Units of the iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund are currently offered only for cash and Creation Units of the iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Index Fund are currently offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

Creation Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. When the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The following table sets forth standard maximum creation transaction fees:

Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company:

Fund	Standard Creation Transaction Fee	Maximum Additional Variable Charge*
iShares MSCI Australia Index Fund	$2,400	3.0%
iShares MSCI Austria Investable Market Index Fund	600	3.0%
iShares MSCI Belgium Investable Market Index Fund	700	3.0%
iShares MSCI Brazil Index Fund	2,400	3.0%
iShares MSCI BRIC Index Fund	5,900	3.0%
iShares MSCI Canada Index Fund	1,900	3.0%
iShares MSCI Chile Investable Market Index Fund	3,000	3.0%

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Fund	Standard Creation Transaction Fee	Maximum Additional Variable Charge*
iShares MSCI Emerging Markets Index Fund	$7,700	3.0%
iShares MSCI EMU Index Fund	8,000	3.0%
iShares MSCI France Index Fund	2,900	3.0%
iShares MSCI Germany Index Fund	1,500	3.0%
iShares MSCI Hong Kong Index Fund	2,000	3.0%
iShares MSCI Israel Capped Investable Market Index Fund	3,300	3.0%
iShares MSCI Italy Index Fund	1,400	3.0%
iShares MSCI Japan Index Fund	5,000	3.0%
iShares MSCI Japan Small Cap Index Fund	6,000	3.0%
iShares MSCI Malaysia Index Fund	5,000	3.0%
iShares MSCI Mexico Investable Market Index Fund	1,400	3.0%
iShares MSCI Netherlands Investable Market Index Fund	1,000	3.0%
iShares MSCI Pacific ex-Japan Index Fund	6,000	3.0%
iShares MSCI Singapore Index Fund	2,000	3.0%
iShares MSCI South Africa Index Fund	1,200	3.0%
iShares MSCI South Korea Index Fund	4,000	3.0%
iShares MSCI Spain Index Fund	1,500	3.0%
iShares MSCI Sweden Index Fund	1,300	3.0%
iShares MSCI Switzerland Index Fund	1,500	3.0%
iShares MSCI Taiwan Index Fund	4,500	3.0%
iShares MSCI Thailand Investable Market Index Fund	1,700	3.0%
iShares MSCI Turkey Investable Market Index Fund	1,600	3.0%
iShares MSCI United Kingdom Index Fund	3,500	3.0%

*	As a percentage of the amount invested.

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Company will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund (other than the iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, which currently redeem Creation Units of iShares solely for cash and iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Index Fund which currently redeem Creation Units of iShares partially for cash), BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. Notwithstanding the foregoing, a resident Australian or New Zealand holder is entitled only to receive cash upon redemption of Creation Units.

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Redemption Transaction Fee. A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth in the table below. Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following table sets forth each Fund’s standard redemption transaction fees and maximum additional variable charges:

Fund	Standard Redemption Transaction Fee	Maximum Additional Variable Charge*
iShares MSCI Australia Index Fund	$2,400	2.0%
iShares MSCI Austria Investable Market Index Fund	600	2.0%
iShares MSCI Belgium Investable Market Index Fund	700	2.0%
iShares MSCI Brazil Index Fund	2,400	2.0%
iShares MSCI BRIC Index Fund	5,900	2.0%
iShares MSCI Canada Index Fund	1,900	2.0%
iShares MSCI Chile Investable Market Index Fund	3,000	2.0%
iShares MSCI Emerging Markets Index Fund	7,700	2.0%
iShares MSCI EMU Index Fund	8,000	2.0%
iShares MSCI France Index Fund	2,900	2.0%
iShares MSCI Germany Index Fund	1,500	2.0%
iShares MSCI Hong Kong Index Fund	2,000	2.0%
iShares MSCI Israel Capped Investable Market Index Fund	3,300	2.0%
iShares MSCI Italy Index Fund	1,400	2.0%
iShares MSCI Japan Index Fund	5,000	2.0%
iShares MSCI Japan Small Cap Index Fund	6,000	2.0%
iShares MSCI Malaysia Index Fund	5,000	2.0%
iShares MSCI Mexico Investable Market Index Fund	1,400	2.0%
iShares MSCI Netherlands Investable Market Index Fund	1,000	2.0%
iShares MSCI Pacific ex-Japan Index Fund	6,000	2.0%
iShares MSCI Singapore Index Fund	2,000	2.0%
iShares MSCI South Africa Index Fund	1,200	2.0%
iShares MSCI South Korea Index Fund	4,000	2.0%
iShares MSCI Spain Index Fund	1,500	2.0%
iShares MSCI Sweden Index Fund	1,300	2.0%
iShares MSCI Switzerland Index Fund	1,500	2.0%
iShares MSCI Taiwan Index Fund	4,500	2.0%
iShares MSCI Thailand Investable Market Index Fund	1,700	2.0%
iShares MSCI Turkey Investable Market Index Fund	1,600	2.0%
iShares MSCI United Kingdom Index Fund	3,500	2.0%

*	As a percentage of the amount invested.

Redemption requests for Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant. For most Funds, an Authorized Participant must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund by 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day’s NAV. Orders to redeem shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be

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accepted. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund or iShares MSCI Chile Investable Market Index Fund before 3:00 p.m., Eastern time in order to receive that day’s NAV. In addition, orders to redeem shares of the iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund and iShares MSCI Chile Investable Market Index Fund will not be accepted on any day when the equity markets in the relevant foreign market are closed. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Emerging Markets Index Fund by 5:00 p.m., Eastern time (or by one hour after the close of the Listing Exchange, if earlier) on any Business Day in order to receive the next Business Day’s NAV. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant foreign market are closed may not be accepted. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Company to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement in effect. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

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Deliveries of redemption proceeds by the Funds generally will be made within three Business Days (i.e., “T+3”). However, as discussed in the REGULAR HOLIDAYS section, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The REGULAR HOLIDAYS section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Company will make delivery of in-kind redemption proceeds within the number of days stated in the REGULAR HOLIDAYS section to be the maximum number of days necessary to deliver redemption proceeds.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash, and Creation Units of iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Index Fund may be redeemed partially for cash), in the event that cash redemptions are permitted or required by the Company proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in REGULAR HOLIDAYS section hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 115%, which BFA may change from time to time, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked to market daily. The fees of State Street and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to acquire Fund Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any

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shortfall between the cost to the Company of purchasing such shares, Fund Securities or Cash Component and the value of the cash collateral.

Because the Portfolio Securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practice, could affect the information set forth herein at some time in the future.

The dates in calendar years 2009 and 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2009

Argentina

January 1	May 1	August 17	December 24

April 6	May 25	October 12	December 25

April 9	June 15	November 6	December 31

April 10	July 9	December 8

Australia

January 1	April 13	June 8	November 3

January 26	April 27	August 3	December 25

March 2	May 4	August 12	December 28

March 9	May 18	September 28

April 10	June 1	October 5

76

Austria

January 1	May 1	October 26	December 31

January 6	May 21	December 8

April 10	June 1	December 24

April 13	June 11	December 25

Belgium

January 1	May 21	November 2

April 10	May 22	November 11

April 13	June 1	December 25

May 1	July 21

Brazil

January 1	April 10	July 9	November 20

January 20	April 21	September 7	December 24

February 23	May 1	October 12	December 25

February 24	June 11	November 2	December 31

Canada

January 1	May 18	September 7	December 28

January 2	June 24	October 12

February 16	July 1	November 11

April 10	August 3	December 25

Chile

January 1	June 8	December 8

April 10	June 29	December 25

May 1	September 18	December 31

May 21	October 12

China

January 1	February 2	May 7	October 7

January 19	February 3	May 25	October 12

January 26	February 16	September 7	November 11

January 27	May 1	October 1	November 26

January 28	May 4	October 2	December 25

January 29	May 5	October 5

January 30	May 6	October 6

77

Columbia

January 1	May 1	July 20	November 16

January 12	May 25	August 7	December 8

March 23	June 15	August 17	December 25

April 9	June 22	October 12	December 31

April 10	June 29	November 2

The Czech Republic

January 1	May 8	November 17

January 2	July 6	December 24

April 13	September 28	December 25

May 1	October 28	December 31

Egypt

January 1	April 20	September 21	November 29

January 7	July 1	September 22

March 9	July 23	October 6

April 19	September 20	November 26

Finland

January 1	May 1	December 25

January 6	May 21	December 31

April 10	June 19

April 13	December 24

France

January 1	May 8	December 25

April 10	May 21

April 13	July 14

May 1	November 11

Germany

January 1	April 13	June 11

January 6	May 1	December 24

February 23	May 21	December 25

April 10	June 1	December 31

Greece

January 1	April 10	May 1

January 6	April 13	June 8

March 2	April 17	October 28

March 25	April 20	December 25

78

Hong Kong

January 1	April 13	October 26

January 26	May 1	December 24

January 27	May 28	December 25

January 28	July 1	December 31

April 10	October 1

Hungary

January 1	June 1	December 24

January 2	August 20	December 25

April 13	August 21

May 1	October 23

India

January 8	April 3	July 1	October 2

January 26	April 7	August 15	October 17

February 23	April 10	August 19	October 19

March 10	April 14	August 22	November 2

March 11	May 1	September 21	November 28

March 27	May 9	September 28	December 25

April 1	June 30	September 30	December 28

Indonesia

January 1	April 10	September 22	December 18

January 26	May 21	September 23	December 24

March 9	July 20	September 24	December 25

March 26	August 17	September 25	December 31

March 27	September 21	November 27

Ireland

January 1	May 1	October 26	December 29

March 17	May 4	December 24

April 10	June 1	December 25

April 13	August 3	December 28

79

Israel

March 10	April 28	September 20

April 8	April 29	September 27

April 9	May 28	September 28

April 14	May 29

April 15	July 30

Italy

January 1	May 1	December 24

January 6	June 2	December 25

April 10	June 29	December 31

April 13	December 8

Japan

January 1	April 29	September 22	December 23

January 2	May 4	September 23	December 31

January 12	May 5	October 12

February 11	July 20	November 3

March 20	September 21	November 23

Malaysia

January 1	May 1	September 21	December 25

January 26	May 9	September 22

January 27	June 1	October 17

February 2	June 6	November 27

March 9	August 31	December 18

Mexico

January 1	April 9	November 2

February 2	April 10	November 16

February 5	May 1	November 20

March 16	September 16	December 25

The Netherlands

January 1	May 1

April 10	May 21

April 13	June 1

April 30	December 25

80

New Zealand

January 1	February 6	October 26

January 2	April 10	December 25

January 19	April 13	December 28

January 26	June 1

Peru

January 1	June 29	December 8

April 9	July 28	December 24

April 10	July 29	December 25

May 1	October 8	December 31

The Philippines

January 1	May 1	November 2	December 30

February 25	June 12	November 30	December 31

April 9	August 21	December 24

April 10	September 21	December 25

Portugal

January 1	May 1	December 1

February 24	June 10	December 8

April 10	June 11	December 24

April 13	October 5	December 25

Russia

January 1	January 7	May 1	November 6

January 2	January 8	May 11

January 5	February 23	June 12

January 6	March 9	November 4

Singapore

January 1	May 1	October 17

January 26	May 9	November 27

January 27	August 10	December 25

April 10	September 21

81

South Africa

January 1	May 1	December 16

April 10	June 16	December 25

April 13	August 10

April 27	September 24

South Korea

January 1	July 17

January 26	October 2

January 27	December 25

May 1	December 31

May 5

Spain

January 1	April 10	October 12	December 25

January 6	April 13	November 2

March 19	May 1	November 9

April 9	May 15	December 8

Sweden

January 1	May 1	December 25

January 6	May 21	December 31

April 10	June 19

April 13	December 24

Switzerland

January 1	April 13	June 29	December 31

January 2	May 1	September 10

January 6	May 21	December 8

March 19	June 1	December 24

April 10	June 11	December 25

Taiwan

January 1	January 27	May 28

January 22	January 28

January 23	January 29

January 26	May 1

82

Thailand

January 1	April 14	July 1	December 10

January 2	April 15	July 8	December 31

February 9	May 1	August 12

April 6	May 5	October 23

April 13	May 11	December 7

Turkey

January 1	September 22	November 27

April 23	October 28	November 30

May 19	October 29

September 21	November 26

The United Kingdom

January 1	May 25

April 10	August 31

April 13	December 25

May 4	December 26

2010

Argentina

January 1	May 25	October 11

March 24	June 21	December 8

April 1	July 9	December 24

April 2	August 16	December 31

Australia

January 1	April 5	August 2	December 27

January 26	April 26	August 11	December 28

March 1	May 3	September 27

March 8	June 7	October 4

April 2	June 14	November 2

Austria

January 1	May 13	November 1

January 6	May 24	December 8

April 2	June 3	December 24

April 5	October 26	December 31

83

Belgium

January 1	May 14	November 1

April 2	May 24	November 11

April 5	July 21

May 13	August 16

Brazil

January 1	April 2	September 7	December 24

January 20	April 21	October 12	December 31

January 25	April 23	November 2

February 15	June 3	November 15

February 16	July 9	November 30

Canada

January 1	May 24	September 6	December 28

January 4	June 24	October 11

February 15	July 1	November 11

April 2	August 2	December 27

Chile

January 1	July 16	December 31

April 2	October 11

May 21	November 1

June 28	December 8

China

January 1	April 2	July 1	September 29

January 18	April 5	July 5	September 30

February 15	April 6	September 6	October 1

February 16	May 3	September 22	October 11

February 17	May 21	September 23	November 11

February 18	May 31	September 27	November 25

February 19	June 16	September 28	December 27

The Czech Republic

January 1	September 28	December 31

April 5	October 28

July 5	November 17

July 6	December 24

84

Egypt

January 7	July 1	November 16

April 4	September 12	November 17

April 5	October 6	December 7

April 25	November 15

Finland

January 1	May 13	December 31

January 6	June 25

April 2	December 6

April 5	December 24

France

January 1	July 14

April 2	November 1

April 5	November 11

May 13

Germany

January 1	April 5	November 1

January 6	May 13	December 24

February 15	May 24	December 31

April 2	June 3

Greece

January 1	April 2

January 6	April 5

February 15	May 24

March 25	October 28

Hong Kong

January 1	April 5	July 1	December 27

February 15	April 6	September 23	December 31

February 16	May 21	October 1

April 2	June 16	December 24

85

Hungary

January 1	August 20

March 15	November 1

April 5	December 24

May 24

India

January 26	March 24	May 27	October 2

February 12	April 1	July 1	November 5

February 27	April 2	August 19	November 18

March 1	April 14	September 11	December 17

March 16	May 1	September 30	December 25

Indonesia

January 1	May 13	September 7	September 13

February 26	May 28	September 8	November 17

March 16	August 17	September 9	December 7

April 2	September 6	September 10	December 31

Ireland

January 1	May 3	December 27

March 17	June 7	December 28

April 2	August 2	December 29

April 5	October 25

Israel

February 28	April 19	September 8	September 23

March 29	April 20	September 9	September 29

March 30	May 18	September 10	September 30

April 4	May 19	September 17

April 5	July 20	September 22

Italy

January 1	June 2	December 24

January 6	June 29	December 31

April 2	November 1

April 5	December 8

86

Japan

January 1	April 29	July 19	November 3

January 11	May 3	September 20	November 23

February 11	May 4	September 23	December 23

March 22	May 5	October 11	December 31

Malaysia

January 1	February 26	August 31	December 7

February 1	May 28	September 10

February 15	May 31	November 5

February 16	June 1	November 17

Mexico

January 1	April 2

February 1	September 16

March 15	November 2

April 1	November 15

The Netherlands

January 1	May 5

April 2	May 13

April 5	May 24

April 30

New Zealand

January 1	April 2	December 27

January 4	April 5	December 28

January 25	June 7

February 1	October 25

Peru

January 1	July 28	November 1

April 1	July 29	December 8

April 2	August 30

June 29	October 8

87

The Philippines

January 1	April 12	August 30	December 24

February 25	May 10	September 10	December 30

April 1	June 14	November 1	December 31

April 2	August 23	November 29

Portugal

January 1	June 3	December 1

February 16	June 10	December 8

April 2	October 5	December 24

April 5	November 1

Russia

January 1	January 7	March 8	November 4

January 4	January 8	May 3

January 5	February 22	May 10

January 6	February 23	June 14

Singapore

January 1	May 28	November 17

February 15	August 9

February 16	September 10

April 2	November 5

South Africa

January 1	April 27	December 16

March 22	June 16	December 27

April 2	August 9

April 5	September 24

South Korea

January 1	May 21	September 23

February 15	June 2	December 31

March 1	September 21

May 5	September 22

88

Spain

January 1	April 2	November 1	December 24

January 6	April 5	November 9	December 31

March 19	August 16	December 6

April 1	October 12	December 8

Sweden

January 1	May 13

January 6	June 25

April 2	December 24

April 5	December 31

Switzerland

January 1	April 5	June 29	December 24

January 6	May 13	September 9	December 31

March 19	May 24	November 1

April 2	June 3	December 8

Taiwan

January 1	February 16	April 5

February 11	February 17	June 16

February 12	February 18	September 22

February 15	February 19

Thailand

January 1	April 14	May 27	October 25

March 1	April 15	July 1	December 6

April 6	May 3	July 26	December 10

April 13	May 5	August 12	December 31

Turkey

January 1	September 8	October 29	November 18

April 23	September 9	November 15	November 19

May 19	September 10	November 16

August 30	October 28	November 17

89

The United Kingdom

January 1	May 31

April 2	August 30

April 5	December 27

May 3	December 28

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Funds. In the calendar year 2009* and 2010*, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:

2009

China	01/21/09	02/02/09	12
	01/22/09	02/03/09	12
	01/23/09	02/04/09	12
	09/23/09	10/06/09	13
	09/24/09	10/07/09	13
	09/25/09	10/08/09	13

Egypt	09/15/09	09/23/09	8
	09/16/09	09/24/09	8
	09/17/09	09/27/09	10

Indonesia	09/15/09	09/24/09	9
	09/16/09	09/25/09	9
	09/17/09	09/28/09	11

Ireland	12/21/09	12/30/09	9
	12/22/09	12/31/09	9
	12/23/09	01/04/10	12

Japan	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
	09/18/09	09/26/09	8

The Phillippines	04/03/09	04/13/09	10

Russia	12/29/09	01/11/10	13
	12/30/09	01/12/10	13
	12/31/09	01/13/10	13

Spain	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8

Thailand	04/08/09	04/16/09	8
	04/09/09	04/17/09	8
	04/10/09	04/20/09	10
2010

China	02/10/10	02/22/10	12
	02/11/10	02/23/10	12
	02/12/10	02/24/10	12
	03/29/10	04/07/10	9

90

	03/30/10	04/08/10	9
	04/01/10	04/09/10	8
	09/20/10	10/04/10	14
	09/21/10	10/05/10	14
	09/24/10	10/06/10	12

Egypt	11/10/10	11/18/10	8
	11/11/10	11/21/10	10
	11/14/10	11/22/10	8

Indonesia	09/01/10	09/14/10	13
	09/02/10	09/15/10	13
	09/03/10	09/16/10	13

Japan	04/28/10	05/06/10	8
	04/29/10	05/07/10	8
	04/30/10	05/10/10	10

Malaysia	05/25/10	06/02/10	8
	05/26/10	06/03/10	8
	05/27/10	06/04/10	8

South Korea	09/16/10	09/24/10	8
	09/17/10	09/27/10	10
	09/20/10	09/28/10	8

Spain	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8

Taiwan	02/10/10	02/22/10	12

Thailand	04/08/10	04/16/10	8
	04/09/10	04/19/10	10
	04/12/10	04/20/10	8

Turkey	11/11/10	11/22/10	11
	11/12/10	11/23/10	11

*	Settlement dates in the table above have been confirmed as of 11/13/08. Holidays are subject to change without further notice.

Taxes

Regulated Investment Company Qualifications. Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other

91

securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

Taxation of RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

92

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

The following Funds had tax basis net capital loss carryforwards as of August 31, 2008, the tax year-end for the Funds listed:

Fund	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Total
iShares MSCI Australia Index Fund	$1,971,994	$3,625,203	$650,082	$596,240	$384,424	$—	$7,066	$529,868	$7,764,877
iShares MSCI Austria Investable Market Index Fund	336,553	1,291,324	370,948	855,364	—	—	9,795,917	2,587,916	15,238,022
iShares MSCI Belgium Investable Market Index Fund	59,876	1,677,678	117,767	175,781	33,969	—	—	1,698,444	3,763,515
iShares MSCI Brazil Index Fund	—	—	—	—	—	—	—	—	—
iShares MSCI BRIC Index Fund	—	—	—	—	—	—	—	—	—
iShares MSCI Canada Index Fund	—	—	—	—	2,931,648	—	5,363,291	5,107,471	13,402,410
iShares MSCI Chile Investable Market Index Fund	—	—	—	—	—	—	—	—	—
iShares MSCI Emerging Markets Index Fund	—	—	—	840,778	20,296,564	11,239,258	29,973,301	13,844,901	76,194,802
iShares MSCI EMU Index Fund	—	—	—	659,648	1,873,963	—	—	—	2,533,611
iShares MSCI France Index Fund	—	2,436,748	236,944	2,400,550	—	—	158,472	335,795	5,568,509
iShares MSCI Germany Index Fund	—	8,697,227	5,469,732	8,656,712	2,241,687	—	4,227,713	3,394,735	32,687,806
iShares MSCI Hong Kong Index Fund	—	4,971,970	2,870,602	2,330,414	468,716	425,440	2,899,247	3,185,408	17,151,797
iShares MSCI Israel Capped Investable Market Index Fund	—	—	—	—	—	—	—	—	—
iShares MSCI Italy Index Fund	—	2,648,775	848,408	541,980	527,327	—	—	472,268	5,038,758
iShares MSCI Japan Index Fund	2,959,030	62,572,173	3,621,148	5,594,562	8,733,802	68,122,871	27,817,841	44,443,527	223,864,954
iShares MSCI Japan Small Cap Index Fund	—	—	—	—	—	—	—	—	—

93

Fund	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Total
iShares MSCI Malaysia Index Fund	$—	$9,819,029	$2,898,105	$775,477	$6,820,474	$1,543,708	$3,357,786	$1,127,892	$26,342,471
iShares MSCI Mexico Investable Market Index Fund	—	47,326	2,329,290	3,136,171	12,912	632,766	—	853,150	7,011,615
iShares MSCI Netherlands Investable Market Index Fund	60,885	3,222,792	1,497,810	2,481,175	129,137	403,525	260,715	1,195,162	9,251,201
iShares MSCI Pacific ex-Japan Index Fund	—	—	—	—	—	—	—	—	—
iShares MSCI Singapore Index Fund	—	1,934,119	4,428,316	4,256,421	2,558,348	—	—	807,115	13,984,319
iShares MSCI South Africa Index Fund	—	—	—	527,613	—	260,738	1,607,845	972,024	3,368,220
iShares MSCI South Korea Index Fund	395,465	666,642	504,041	3,363,449	11,590,303	3,172,573	38,097,223	—	57,789,696
iShares MSCI Spain Index Fund	—	—	—	995,671	—	—	—	—	995,671
IShares MSCI Sweden Index Fund	—	713,472	1,577,551	1,149,514	—	107,613	—	100,015	3,648,165
iShares MSCI Switzerland Index Fund	—	1,970,979	1,018,305	2,149,171	354,252	—	—	—	5,492,707
iShares MSCI Taiwan Index Fund	—	12,532,361	8,689,663	9,129,874	12,022,719	14,435,986	64,999,586	16,734,578	138,544,767
iShares MSCI Thailand Investable Market Index Fund	—	—	—	—	—	—	—	—	—
iShares MSCI Turkey Investable Market Index Fund	—	—	—	—	—	—	—	—	—
iShares MSCI United Kingdom Index Fund	—	856,798	6,448,554	4,272,059	1,517,783	7,063,063	—	261,754	20,420,011

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Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

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Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date a Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61 day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

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Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Company, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With

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respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not from U.S. REITs) and certain foreign corporations (e.g., foreign corporations which are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Belgium, Canada, China (but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes), the Czech Republic, Egypt, Finland, France, Germany, Greece, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, the Philippines, Portugal, Russia, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey and the United Kingdom but does not with Argentina, Brazil, Chile, Columbia, Malaysia, Peru, Singapore and Taiwan. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to use foreign tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Corporate Dividends Received Deduction. The Funds do not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares

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in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investments. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Each Fund may be subject to foreign income taxes withheld at the source. A Fund that is permitted to do so will elect to “pass through” to its investors the amount of foreign income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s PRO RATA share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s PRO RATA share of the Fund’s foreign income taxes. A foreign person who invests in a Fund that elects to “pass through” its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s foreign source income. For this purpose, shareholders must treat as foreign source gross income (i) their proportionate shares of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund’s gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

Passive Foreign Investment Companies. If a Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described

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above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For foreign shareholders of a Fund, a distribution attributable to a Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund’s assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Fund’s assets

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are invested in REITs and other U.S. real property holding corporations. After December 31, 2009, distributions by a Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will only be subject to withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Fund.

Disposition of Fund shares by foreign shareholders on or before December 31, 2009 will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. After December 31, 2009, such dispositions will be subject to withholding and treated as income effectively connected to a U.S. trade or business even if the Fund is domestically controlled.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If a Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Fund designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder.

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Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2009.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FINANCIAL STATEMENTS

Each Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

MISCELLANEOUS INFORMATION

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Company’s independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Directors, c/o BlackRock Institutional Trust Company, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.

IS-SAI-08-1209

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ISHARES, INC.

Statement of Additional Information

Dated September 28, 2009

(as revised December 1, 2009)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares, Inc. (the “Company”), as such Prospectus may be revised or supplemented from time to time:

iShares MSCI Emerging Markets Eastern Europe Index Fund (the “Fund”).

The Prospectus for the Fund is dated September 28, 2009 (as revised December 1, 2009). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (the “Distributor”) at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.ishares.com.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A. (“BGI”).

i

ii

GENERAL DESCRIPTION OF THE COMPANY AND THE FUND

The Company currently consists of more than 30 investment series or portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Company’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”) representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. The Fund is managed by BlackRock Fund Advisors* (“BFA” or the “Investment Adviser”), a subsidiary of BTC.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Company reserves the right to offer a “cash” option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Company a cash deposit equal to at least 115%, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the SHAREHOLDER INFORMATION section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors (“BGFA”).

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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Company reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT STRATEGIES AND RISKS

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the Underlying Index.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

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Lending Portfolio Securities. Subject to approval of a securities lending agency agreement by the Company’s Board of Directors (the “Board” or the “Directors”), the Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those advised by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board. To the extent that the Fund engages in securities lending, BTC acts as securities lending agent for the Fund subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

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Repurchase agreements pose certain risks for the Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the Underlying Index

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and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Non-U.S. Securities. The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, the Fund’s investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

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Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods

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permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the strike price, less the premium received from writing the put.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

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Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

GENERAL CONSIDERATIONS AND RISKS

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the

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Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of

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funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

PROXY VOTING POLICY

The Company has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Company has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue

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influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Fund’s portfolio securities during the 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.ishares.com; and (ii) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund and the terms of the Fund’s current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.ishares.com. More information about this disclosure is available at www.ishares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it

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has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Company’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX

A description of the Underlying Index is provided below.

MSCI INDEXES

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world equity markets. The MSCI single country standard equity indexes have covered the world’s developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market capitalization size segmentation.

•	MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.

•

MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the enhanced MSCI Global Standard Indexes by targeting up to 99% coverage of the free-float adjusted market capitalization in each market.

MSCI GLOBAL INVESTABLE MARKET INDEXES

Weighting. All single-country indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at weights determined according to the value of their free public float (free float multiplied by security price). MSCI defines “free float” as total shares excluding shares held by strategic

12

investors and shares subject to foreign ownership restrictions. Indexes of the MSCI GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country’s stock market.

Regional Weights. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indices of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; and (iv) applying index continuity rules for the standard index.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 23 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

Determining the Equity Universe in each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

Determining Market Capitalization Size Segments for each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

•	Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and

•	Achieving consistent market coverage by ensuring that each market’s size segment is represented in its proportional weight in the composite universe.

Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI’s free float-adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For

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example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

PRICE AND EXCHANGE RATES

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of “snapshots” of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point up to 15 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

•	Semi-Annual Index Reviews, conducted on a fixed semi-annual timetable that systematically re-assess the various dimensions of the equity universe for all countries;

•	Quarterly Index Reviews, aimed at promptly reflecting other significant market events; and

•	Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular semi-annual index review and quarterly index review dates.

MSCI conducts semi-annual index reviews for all the MSCI single country international equity indexes as of the close of the last business day of November and May. During the semi-annual reviews MSCI updates country indexes based on a fully refreshed equity universe. MSCI also conducts two quarterly index reviews on two dates throughout the year: as of the close of the last business day of February and August. During the quarterly index review MSCI updates country indexes to reflect changes in each country market that were not reflected at the time of their occurrence, and that are significant enough to be included before the next semi-annual review. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

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MSCI Emerging Markets Eastern Europe Index

NUMBER OF COMPONENTS: APPROXIMATELY 53

Index Description. The MSCI Emerging Markets Eastern Europe Index is a free float-adjusted market capitalization index designed to measure the equity performance of companies domiciled in four Eastern European emerging market nations: the Czech Republic, Hungary, Poland and Russia.

Additional Information. “MSCI,” “Morgan Stanley Capital International” and “MSCI Index” are service marks of Morgan Stanley Capital International and have been licensed for use by BTC. The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International. Nor does Morgan Stanley Capital International make any representation regarding the advisability of investing in the Fund.

INVESTMENT LIMITATIONS

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund’s investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

THE FUND WILL NOT:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.

Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objective and policies).

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6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund, has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

MANAGEMENT

Directors and Officers. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

The Company, iShares Trust, Master Investment Portfolio (“MIP”) and BlackRock Funds III, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees a total of 183 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10059. The Board has designated George G.C. Parker as its Lead Independent Director.

Interested Director

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(1) (52)	Director (since 2009)	President and Director, BlackRock, Inc. since 2006 and 2007, respectively; Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group since its formation in 1998 and BlackRock’s predecessor entities since 1988; Trustee, University of Pennsylvania since 2009; Chairman, Hope & Heroes Children’s Cancer Fund since 2002; President of the Board of Directors, Periwinkle Theatre for Youth since 1983.	Trustee of iShares Trust (since 2009); Director of BlackRock, Inc. (since 2007).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Lee T. Kranefuss(2) (47)	Director and Chairman (since 2003).

Global Chief Executive Officer, iShares/Intermediary Groups of BTC (since 2009); Director, President and Chief Executive Officer of BlackRock Asset Management International, Inc.(since 2009); Director and Chairman of BlackRock Investors Services (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors, N.A. (“BGI”) (2008-2009); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (2005-2009); Director and Chairman of Barclays Global Investors Services (2005-2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005-2008); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2005).

Trustee of iShares Trust (since 2003).

(1)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
(2)	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BFA, BTC and BlackRock Investors Services, an affiliate of BFA and BTC.

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Independent Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
George G.C. Parker (70)	Director (since 2002); Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2000); Lead Independent Trustee of iShares Trust (since 2006); Director of Continental Airlines, Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

John E. Martinez(1) (48)	Director (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Trustee of iShares Trust (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

Cecilia H. Herbert (60)	Director (since 2005).	Chair of Investment Committee, Archdiocese of San Francisco
		(1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School.	Trustee of iShares Trust (since 2005); Advisory Board Member of Forward Funds (since 2009).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Charles A. Hurty (65)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (54)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005).

Robert H. Silver (54)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007).

Darrell Duffie (55)	Director (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Trustee of iShares Trust (since June 2008); Director of Moody’s Corporation (since 2008).

(1)	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined by the 1940 Act) of the Company. As of August 13, 2009, Mr. Martinez has been determined to be a non-interested person notwithstanding his former affiliation with BGI prior to 2002.

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Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Michael A. Latham (43)	President (since 2007).	Director and Chief Financial Officer of BlackRock Asset Management International, Inc. (since 2009); Head of Americas iShares (since 2007); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).

Geoffrey D. Flynn (52)	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer, U.S. iShares, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2008-2009); Director, Mutual Fund Operations of BGI (2007-2008); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Jack Gee (49)	Treasurer and Chief Financial Officer (since 2008).	Senior Director of Fund Administration of Intermediary Investor Business of BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009); Treasurer and Chief Financial Officer of Parnassus Investments (2004).

Eilleen M. Clavere (57)	Secretary (since 2007).	Director of Legal Administration of Intermediary Investor Business of BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (46)	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel, BTC (since 2009); Associate General Counsel, BGI (2004-2009); First Vice President, Merrill Lynch Investment Managers (1993-2004).

Amy Schioldager (46)	Executive Vice President (since 2007).	Global Head of Index Equity, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Patrick O’Connor (41)	Vice President (since 2007).	Head of iShares Portfolio Management, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Lee Sterne (43)	Vice President (since 2007).	Head of U.S. Fixed Income Index and iShares, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007); Portfolio Manager, BGI (2001-2004).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Matt Tucker (36)	Vice President (since 2007).	Director of Fixed Income Investment Strategy, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

Committees of the Board of Directors. Each Independent Director serves on the Audit Committee and the Nominating and Governance Committee of the Board. Mr. Martinez was not a member of these committees prior to August 13, 2009. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2009.

The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Directors the nominee(s) for appointment as an Independent Director by the Board and current Independent Directors and/or for election as Independent Directors by shareholders to fill any vacancy for a position of Independent Director(s) on the Board; (iii) recommending to the Board and current Independent Directors the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Directors to serve as Lead Independent Director; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors for their services as Directors, members or chairpersons of committees of the Board, Lead Independent Director, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Directors. The Nominating and Governance Committee met three times during the fiscal year ended August 31, 2009.

The following table sets forth, as of December 31, 2008, the dollar range of equity securities beneficially owned by each Director in the Fund and in other registered investment companies overseen by the Director within the same family of investment companies as the Company. If a fund is not listed below, the Director did not own any securities in that fund as of the date indicated above:

Name of Director(1)	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Lee T. Kranefuss	iShares Barclays 1-3 Year Treasury Bond Fund	$50,001-$100,000	Over $100,000
	iShares Russell 2000 Index Fund	$50,001-$100,000

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Name of Director(1)	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John E. Martinez	iShares Barclays 7-10 Year Treasury Bond Fund	Over $100,000	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000

George G.C. Parker	iShares Dow Jones Select Dividend Index Fund	Over $100,000	Over $100,000
	iShares FTSE/Xinhua China 25 Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI Mexico Investable Market Index Fund	$50,001-$100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Index Fund	$10,001-$50,000
	iShares Russell 2000 Value Index Fund	$50,001-$100,000
	iShares S&P 100 Index Fund	$50,001-$100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P 500 Value Index Fund	Over $100,000
	iShares S&P MidCap 400 Index Fund	$ 10,001-$50,000
	iShares S&P MidCap 400 Value Index Fund	$50,001-$100,000
	iShares S&P Small Cap 600 Index Fund	$ 10,001-$50,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond Fund	$ 10,001-$50,000	Over $100,000
	iShares Barclays TIPS Bond Fund	$ 10,001-$50,000
	iShares FTSE/Xinhua China 25 Index Fund	$50,001-$100,000
	iShares MSCI BRIC Index Fund	$ 10,001-$50,000
	iShares MSCI EAFE Index Fund	$50,001-$100,000
	iShares MSCI Emerging Markets Index Fund	$ 10,001-$50,000
	iShares Russell 1000 Index Fund	$ 10,001-$50,000
	iShares Russell 2000 Index Fund	$ 10,001-$50,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P MidCap 400 Index Fund	$ 10,000-$50,000

Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$ 1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$ 1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$ 10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$ 1-$10,000

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Name of Director(1)	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares FTSE/Xinhua China 25 Index Fund	$ 10,001-$50,000
	iShares MSCI EAFE Index Fund	$ 10,001-$50,000
	iShares MSCI Japan Index Fund	$ 10,001-$50,000
	iShares S&P 500 Index Fund	$ 10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000

Robert H. Silver	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000	Over $100,000
	iShares Dow Jones U.S. Financial Services Index Fund	$ 10,001-$50,000
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares MSCI ACWI ex US Index Fund	$ 10,001-$50,000
	iShares MSCI BRIC Index Fund	$ 10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 3000 Index Fund	$50,001-$100,000
	iShares S&P Europe 350 Index Fund	$ 10,001-$50,000
	iShares S&P 500 Index Fund	Over $100,000

Darrell Duffie	None	None	None

(1)	Beneficial ownership is not shown for Robert S. Kapito because he was elected to serve as Director of the Company effective December 1, 2009.

As of December 31, 2008, none of the Directors who were not interested persons (as defined in the 1940 Act) of the Company or their immediate family members owned beneficially or of record any securities of BFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Directors. The Company pays each Director who is not an interested person (as defined in the 1940 Act) of the Company (“Independent Director”) and John Martinez who was categorized as an Interested Director as of December 31, 2008, an annual fee of $90,000 for meetings of the Board attended by the Director; also the Company pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board’s Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Director for the calendar year ended December 31, 2008:

Name of Interested Director(1)	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Fund and Fund Complex(3)
Lee T. Kranefuss(4)	$0	Not Applicable	Not Applicable	$0
John E. Martinez(5)	90,000	Not Applicable	Not Applicable	180,000

(1)	Compensation is not shown for Robert S. Kapito because he was appointed to serve as Interested Director of the Company effective December 1, 2009.
(2)	No Director or Officer is entitled to any pension or retirement benefits from the Company.
(3)	Includes compensation for service on the Board of Trustees of iShares Trust.

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(4)	Lee T. Kranefuss was not compensated by the Company due to his employment with BGI during the time period reflected in the table.
(5)	Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined in the 1940 Act) of the Company. As of August 13, 2009, John E. Martinez has been determined to be a non-interested person notwithstanding his former affiliation with BGI prior to 2002.

The table below sets forth the total compensation paid to each Independent Director for the calendar year ended December 31, 2008:

Name of Independent Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund and Fund Complex(2)
George G.C. Parker	$115,000	Not Applicable	Not Applicable	$230,000
John E. Kerrigan	90,000	Not Applicable	Not Applicable	180,000
Charles A. Hurty	110,000	Not Applicable	Not Applicable	220,000
Cecilia H. Herbert	90,000	Not Applicable	Not Applicable	180,000
Robert H. Silver	90,000	Not Applicable	Not Applicable	180,000
Darrell Duffie*	67,500	Not Applicable	Not Applicable	135,000

*	Appointed to serve as Independent Director of the Company effective June 18, 2008.
(1)	No Director or Officer is entitled to any pension or retirement benefits from the Company.
(2)	Includes compensation for service on the Board of Trustees of iShares Trust.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

POTENTIAL CONFLICTS OF INTEREST

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Fund and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

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BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for

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proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

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One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock

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client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities

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in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” section in the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Fund wish to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

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If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Company, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc., and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Company and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Index Fund, which are offered in separate prospectuses) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.

Under the Investment Advisory Agreement, BFA, subject to the supervision of the Company’s Board and in conformity with the stated investment policies of the Fund, manages and administers the Company and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses. For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund,

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based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.72%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. Prior to December 1, 2009, Barclays Global Advisors, a majority-owned subsidiary of Barclays Bank PLC, acted as the Funds’ investment adviser and was compensated according to the same management fee rates.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Company. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

BFA and/or BTC may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BFA and/or BTC may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BFA and/or BTC from their own resources and not from the assets of the Fund.

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Portfolio Managers. The individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below as of August 31, 2009:

DIANE HSIUNG

Types of Accounts	Number	Total Assets
Registered Investment Companies	159	$255,590,000,000
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	3	$333,000
Accounts with Incentive-Based Fee Arrangements	N/A	N/A

GREG SAVAGE

Types of Accounts	Number	Total Assets
Registered Investment Companies	159	$255,590,000,000
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	4	$348,000
Accounts with Incentive-Based Fee Arrangements	N/A	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

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The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2009:

DIANE HSIUNG

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

GREG SAVAGE

	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

The discussion below describes the Portfolio Manager’s compensation as of August 31, 2009, at which time BGFA acted as the Fund’s investment adviser. The compensation for the Portfolio Managers may change as a result of the acquisition by BlackRock, Inc.

With respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers received a salary and were eligible to receive an annual bonus. Each Portfolio Manager’s salary was a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus was a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance.

Each Portfolio Manager’s salary and annual bonus were paid in cash. BGFA also operated a mandatory bonus deferral plan for employees whose bonuses exceeded certain thresholds which generally became payable three years after grant. One half of the mandatory deferral award was “notionally invested” in funds managed by BGI, and the other half was provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may have been increased or decreased over the three-year period. In addition, a Portfolio Manager may have been paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may have elected to defer a portion of his or her bonus under that Plan.

If a Portfolio Manager was part of a select group of management or highly compensated employees and was designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the Portfolio Manager may have elected to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would have received an award corresponding to the deferred bonus portion if he or she voluntarily elected in advance to defer. VLAPP awards generally vested after three years. The award would have been “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment would

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have determined the final award amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by a factor of two (2) for the sole purpose of determining the return on the award’s notional investment.

Portfolio Managers may have been selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards were determined annually, and generally vested in three equal installments over three years. Each vested installment was paid out upon vesting. At the option of the plan administrators, the award may have been “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period would have determined the award payout amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.

Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed at that time by BGI, which meant that the final award amount could be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.

A Portfolio Manager may have been granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owned all of the BGI companies worldwide, which options vest in three equal installments over three years and were generally exercisable during prescribed exercise windows. Shares purchased must generally have been held 355 days prior to sale. For such purposes, the value of BGI UK Holdings was based on its fair value as determined by an independent public accounting firm.

As of August 31, 2009, Diane Hsiung and Greg Savage did not beneficially own shares of the Fund.

Codes of Ethics. The Company, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund. State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Company, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Company and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Company, State Street maintains in separate accounts cash,

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securities and other assets of the Company and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for the Fund. Also, pursuant to a Delegation Agreement with the Company, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Distributor. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Directors, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants (as defined below) and/or Investor Services Organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

BROKERAGE TRANSACTIONS

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

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The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

ADDITIONAL INFORMATION CONCERNING THE COMPANY

Capital Stock. The Company currently is comprised of 31 series referred to as funds. Each series issues shares of common stock, par value $0.001 per share. The Company has authorized and issued the following funds as separate series of capital stock: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil Index Fund, the iShares MSCI BRIC Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI Chile Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Emerging Markets Eastern Europe Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Israel Capped Investable Market Index, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Japan Small Cap Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, the iShares MSCI Thailand Investable Market Index Fund, the iShares MSCI Turkey Investable Market Index Fund and the iShares MSCI United Kingdom Index Fund. The Company has authorized for issuance, but is not currently offering for sale to the public, eight additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board the power to establish the number of shares which constitute a Creation Units or by resolution, restrict the redemption right to Creation Units.

Each share issued by a fund has a PRO RATA interest in the assets of that fund. The Company is currently authorized to issue 16.85 billion shares of common stock. The following number of shares is currently authorized for each of the funds: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Investable Market Index Fund, 100 million shares; the iShares MSCI Belgium Investable Market Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI BRIC Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Chile Investable Market Index Fund, 200 million shares; the iShares MSCI Emerging Markets Index Fund, 1.5 billion shares; the iShares MSCI Emerging Markets Eastern Europe Index Fund, 200 million shares; the iShares MSCI EMU Index Fund, 1 billion shares; the iShares MSCI

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France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 250 million shares; the iShares MSCI Israel Capped Investable Market Index Fund, 500 million; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Japan Small Cap Index Fund, 500 million shares; the iShares MSCI Malaysia Index Fund, 300 million shares; the iShares MSCI Mexico Investable Market Index Fund, 255 million shares; the iShares MSCI Netherlands Investable Market Index Fund, 255 million shares; the iShares MSCI Pacific ex-Japan Index Fund, 1 billion shares; the iShares MSCI Singapore Index Fund, 300 million shares; the iShares MSCI South Africa Index Fund, 400 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 400 million shares; the iShares MSCI Thailand Investable Market Index Fund, 200 million; the iShares MSCI Turkey Investable Market Index Fund, 200 million; and the iShares MSCI United Kingdom Index Fund, 934.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confer upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Directors determine that the matter affects the interests of more than one fund.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit(s) of shares of the fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more stockholders may remain a control person of the fund.

In accordance with the Company’s Articles of Incorporation dated September 24, 2008, as amended and restated, the Board may without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations September 24, 2008 (each a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to the Company, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of the fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and directors of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

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Termination of the Company or the Fund. The Company or the Fund may be terminated by a majority vote of the Board subject to the affirmative vote of majority of the holders of the Company or the Fund entitled to vote on termination however, in certain circumstances described in the Articles of Incorporation, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Articles of Incorporation provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Company or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Company may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the shares of the Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Company. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be

40

governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Company at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

General. The Company issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of August 31, 2009:

Shares Per Creation Unit	Value Per Creation Unit (US$)
50,000	1,250,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund of the Company, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in kind deposit of a designated portfolio of equity securities (i.e., the “Deposit Securities”), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit.

BFA makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

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The identity and number of shares of the Deposit Securities pursuant to changes in composition of the Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Company reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Company also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the Fund, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Fund no later than 4:00 p.m., Eastern time, on any Business Day to receive the next day’s NAV. The Distributor will notify BFA and the Custodian of such order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian shall cause the subcustodian to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following

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settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Listing Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Acceptance of Order for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and BFA ) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the NAV of the shares, the Company will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of the Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified by BFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Company or BFA, have an adverse effect on the Company or the rights of beneficial owners; or (vii) circumstances outside the control of the Company, the Distributor and BFA make it impracticable to process purchase orders. The Company shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Company, State Street, the subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in the REGULAR HOLIDAYS section, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Company will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 115%, which BFA may change from time to time, of the value of the missing Deposit

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Securities in accordance with the Company’s then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Company reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company and the Company’s determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units of iShares funds, when Creation Units are available or specified for the Fund they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

Creation Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. When the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

The following table sets forth the Fund’s standard maximum creation transaction fees and maximum additional variable charges. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company:

Standard Creation Transaction Fee	Maximum Additional Variable Charge*
$800	3.0%

*	As a percentage of the amount invested.

Redemption of Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Company will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

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BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.

Redemption Transaction Fee. A standard redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redeeming investor may be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the table below. The standard redemption transaction fee and the additional variable charge for cash in lieu redemptions are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional variable charges:

Standard Redemption Transaction Fee	Maximum Additional Variable Charge*
$800	2.0%

*	As a percentage of the amount invested.

Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant no later than 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Company to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement in effect. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and

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(iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (i.e., “T+3”). However, as discussed in the REGULAR HOLIDAYS section, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The REGULAR HOLIDAYS section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Company will make delivery of in-kind redemption proceeds within the number of days stated in the REGULAR HOLIDAYS section to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in REGULAR HOLIDAYS section hereto where more than seven calendar days would be needed).

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To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 115%, which BFA may change from time to time, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked to market daily. The fees of State Street and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to acquire Fund Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such shares, Fund Securities or Cash Component and the value of the cash collateral.

Because the Portfolio Securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

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The dates in calendar years 2009 and 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2009

The Czech Republic
January 1	May 8	November 17
January 2	July 6	December 24
April 13	September 28	December 25
May 1	October 28	December 31

Hungary
January 1	June 1	December 24
January 2	August 20	December 25
April 13	August 21
May 1	October 23

Poland
January 1	June 11
April 10	November 11
April 13	December 25
May 1

Russia
January 1	January 7	May 1	November 6
January 2	January 8	May 11
January 5	February 23	June 12
January 6	March 9	November 4

2010

The Czech Republic
January 1	September 28	December 31
April 5	October 28
July 5	November 17
July 6	December 24

Hungary
January 1	August 20
March 15	November 1
April 5	December 24
May 24

Poland
January 1	June 3
April 2	November 1
April 5	November 11
May 3	December 24

Russia
January 1	January 7	March 8	November 4
January 4	January 8	May 3
January 5	February 22	May 10
January 6	February 23	June 14

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Redemptions. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Fund. In the calendar year 2009 and 2010, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for the Fund as follows:

2009
Country	Trade Date	Settlement Date	Number of Days to Settle
Russia	12/29/09	01/11/10	13
	12/30/09	01/12/10	13
	12/31/09	01/13/10	13

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES

Regulated Investment Company Qualifications. The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

Taxation of RICS. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or

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fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

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Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share

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held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Company, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year

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are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not from U.S. REITs) and certain foreign corporations (e.g., foreign corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela. A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

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If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to use foreign tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Corporate Dividends Received Deduction. Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investments. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to foreign income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of foreign income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s PRO RATA share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s PRO RATA share of the Fund’s foreign income taxes. A foreign person invested in the Fund in a year that the Fund elects to “pass through” its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed

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the investor’s U.S. federal income tax otherwise payable with respect to the investor’s foreign source income. For this purpose, shareholders must treat as foreign source gross income (i) their proportionate shares of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

Passive Foreign Investment Companies. If the Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected

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with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For non-U.S. shareholders of the Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund’s assets is invested in REITs and other U.S. real property holding corporations and if the non-U.S. shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, non-U.S. shareholders may be subject to certain tax filing requirements if 50% or more of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. After December 31, 2009, distributions by the Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will only be subject to withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Fund.

Disposition of Fund shares by non-U.S. shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the non-U.S. shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. After December 31, 2009, such dispositions will be subject to withholding and treated as income effectively connected to a U.S. trade or business even if the Fund is domestically controlled.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a non-U.S. shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest non-U.S. ownership percentage of the Fund during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may

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designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that the Fund designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the non-U.S. shareholder.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2009.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FINANCIAL STATEMENTS

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

MISCELLANEOUS INFORMATION

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Company’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Directors, c/o BlackRock Institutional Trust Company, N.A.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.

IS-SAI-ESR-1209

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